As filed with the Securities and Exchange Commission on March 9, 2005


                                                 Securities Act File No. 33-7664
                                        Investment Company Act File No. 811-4781
________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                       Pre-Effective Amendment No.                           / /

                      Post-Effective Amendment No. 28                        /X/

                                    and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/

                             Amendment No. 30                                /X/

                       (Check Appropriate Box or Boxes)

                     SENTINEL PENNSYLVANIA TAX-FREE TRUST
              (Exact Name of Registrant as Specified in Charter)

         National Life Drive
         Montpelier, Vermont                                    05604
 (Address of Principal Executive Offices)                    (Zip Code)
                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)

                                                        Copy to:
          D. Russell Morgan, Esq.               John A. MacKinnon, Esq.
       c/o Sentinel Advisors Company        Sidley Austin Brown & Wood LLP
            National Life Drive                     875 Third Avenue
         Montpelier, Vermont 05604               New York, New York 10022
  (Name and Address of Agent for Service)

                                  ___________


  It is proposed that this filing will become effective (check appropriate box)
          / / immediately upon filing pursuant to paragraph (b)
          / / on March 4, 2005 pursuant to paragraph (b)
          /x/ 60 days after filing pursuant to paragraph (a)(1)
          / / on (date) pursuant to paragraph (a)(1)
          / / 75 days after filing pursuant to paragraph (a)(2)
          / / on (date) pursuant to paragraph (a)(2) of Rule 485.
     If appropriate, check the following box:
          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                  ___________

     Title of securities being registered: common shares of beneficial interest, par value $.01 per share.
________________________________________________________________________________

                                 Sentinel Funds


                               P R O S P E C T U S

                               Dated March 4, 2005

Sentinel Flex Cap Opportunity Fund                Sentinel Capital Markets Income Fund
Sentinel Small Company Fund                       Sentinel Bond Fund
Sentinel Mid Cap Growth Fund                      Sentinel Tax-Free Income Fund
Sentinel Core Mid Cap Fund                        Sentinel New York Tax-Free Income Fund
Sentinel International Equity Fund                Sentinel Pennsylvania Tax-Free Trust
Sentinel Growth Index Fund                        Sentinel Government Securities Fund
Sentinel Common Stock Fund                        Sentinel Short Maturity Government Fund
Sentinel Balanced Fund                            Sentinel U.S. Treasury Money Market Fund
Sentinel High Yield Bond Fund


          This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.
          Any representation to the contrary is a criminal offense.

          Sentinel Funds o National Life Drive o Montpelier, VT 05604

                               Table of Contents

Key Facts About the Sentinel Funds...........................................4

Details About the Funds' Investment Objectives, Principal
Investment Strategies and Related Risks.....................................18

Purchase Options............................................................36

How to Buy, Sell, Exchange and Transfer Shares..............................46

How the Funds Are Priced....................................................51

Dividends, Capital Gains and Taxes..........................................52

Sentinel Companies Privacy Policy...........................................54

Management of the Funds.....................................................55

Financial Highlights........................................................58






                                      3
[ALTERNATE PAGES:  For information and assistance call your Financial Advisor
or Investor Services at 1-800-282-fund (3863)           OR
Visit us online at www.sentinelfunds.com]

Key Facts About the Sentinel Funds

What are the Main Goals and Investment Strategies of Each of the Sentinel Funds?

This prospectus contains information about the seventeen mutual funds that comprise the Sentinel Family of Funds.

In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Advisors Company is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals.

A brief description of each Fund follows:



Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation by investing in "growth" stocks of companies of all sizes. The Fund invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Fund may borrow money to purchase additional investments. Income is not an important factor in selecting investments.

Sentinel Small Company Fund seeks growth of capital by investing mainly in common stocks of small companies that Sentinel Advisors believes have superior business models and attractive growth potential and valuations, and which have, at the time of purchase, market capitalizations of less than $3 billion. Income is not a factor in selecting stocks.

Sentinel Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of midsized growing companies that Sentinel Advisors believes have favorable growth potential, attractive pricing relative to this growth potential, and experienced and capable managements. The Fund invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of February 7, 2005 companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had capitalizations between $336 million and $31.9 billion. Income is not a factor in selecting stocks.


Sentinel Core Mid Cap Fund seeks capital appreciation by investing mainly in common stocks of midsized companies that Sentinel Advisors believes have superior business models, and attractive growth potential and valuations. It will also include stocks that Sentinel Advisors finds attractive but which have grown too large for inclusion in the portfolio of Sentinel Small Company Fund. The Fund invests primarily in stocks with market capitalizations, at the time of purchase, within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of February 7, 2005 companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had capitalizations between $336 million and $31.9 billion. Income is not a factor in selecting stocks. Sentinel International Equity Fund seeks growth of capital by investing in common stocks of established non-U.S. companies, or U.S. companies that conduct their business mainly outside the United States, selected mainly for their growth prospects.

Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index. Generally the companies included in the Index are large capitalization growth stocks, with capitalizations at February 7, 2005 ranging from $740 million to $284.6 billion.


Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies that Sentinel Advisors believes are financially strong and are selling at attractive prices in relation to their values.

Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds. Sentinel Advisors allocates the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time.

Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds. These bonds are sometimes called "junk bonds". Although lower rated bonds generally pay interest at higher rates than investment grade bonds, they are more speculative and more likely to default than investment grade bonds.


Sentinel Capital Markets Income Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. The Fund invests in a diversified mix of domestic investment grade bonds, lower rated bonds, foreign bonds in some cases denominated in foreign currencies, and equity securities such as common stocks, preferred stocks and convertible debt securities. The lower rated bonds in which the Fund may invest a portion of its assets are sometimes called "junk bonds".

Sentinel Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund invests exclusively in fixed-income securities.

Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade rated municipal bonds and unrated municipal bonds that Sentinel Advisors believes are of comparable quality. These municipal bonds pay interest that, in the opinion of bond counsel to the issuer, is generally excludable from gross income for federal income tax purposes and is not includable in taxable income for purposes of the federal alternative minimum tax.

Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal income tax and New York State and New York City personal income taxes, while seeking to control risk, by investing in investment grade rated municipal bonds of New York issuers, and unrated New York municipal bonds that Sentinel Advisors believes are of comparable quality. These municipal bonds pay interest that, in the opinion of bond counsel to the issuer, is generally excludable from gross income for federal income tax purposes, is not includable in taxable income for purposes of the federal alternative minimum tax, and is exempt from New York State and City personal income tax. Normally these bonds have remaining maturities of more than one year at the time of investment.

Sentinel Pennsylvania Tax-Free Trust seeks high current income exempt from federal income and Pennsylvania personal income taxes, while seeking to control risk, by investing in investment grade rated municipal bonds of Pennsylvania issuers, and unrated Pennsylvania municipal bonds that Sentinel Advisors believes are of comparable quality. These municipal bonds pay interest that, in the opinion of bond counsel to the issuer, is generally excludable from gross income for federal income tax purposes, is not includable in taxable income for purposes of the federal alternative minimum tax and is exempt from Pennsylvania personal income tax. Normally these bonds have remaining maturities of more than one year at the time of investment.


Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk at the time of investment.

Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in a portfolio of U.S. government bonds with average lives at the time of purchase of three years or less.

Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury.

What are the main risks of investing in the Funds?
------------------------------------------------------------------------------



Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks". We cannot guarantee that any Fund will achieve its goals.

Equity Fund Risks

The value of all equity funds, including the Flex Cap Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the Core Mid Cap Fund, the International Equity Fund, the Growth Index Fund, the Common Stock Fund, and funds investing partly in equity securities, including the Balanced Fund and the Capital Markets Income Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

     The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Growth Index Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Flex Cap Opportunity Fund, the Mid Cap Growth Fund and the Growth Index
Fund), also have a tendency to be more volatile than other investments. Because the Flex Cap Opportunity Fund has the flexibility to invest in companies of all sizes, there is a risk that the Fund may focus on a size category that performs worse than the overall stock market.

     In the case of the Growth Index Fund, there is the risk that the Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.


     By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "non-diversified" under SEC standards, if a few large companies make up large components of the index at a given time. A fund's risk grows as its holdings become less diversified.

     Since the Flex Cap Opportunity Fund has the ability to borrow money to leverage the Fund's assets, it is subject to the additional risk that the cost of borrowing will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. An investment in the Flex Cap Opportunity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value.

     Because the International Equity Fund invests mainly in foreign countries, it is subject to additional risks. The Capital Markets Income Fund may also invest a significant portion of its assets in foreign countries. The International Equity Fund's foreign stock investments, and the Capital Markets Income Fund's foreign investments, may go up or down in value depending on the rise or fall of foreign stock markets, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. The International Equity Fund may invest up to 15% of its total assets in emerging markets, where the above risks may be greater. If the value of the foreign securities held by the International Equity Fund or the Capital Markets Income Fund goes down, you may lose money.

Fixed Income Fund Risks

     The High Yield Bond, Bond, Capital Markets Income, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds, and the bond portion of the Balanced Fund, primarily invest in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the marke0t may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls, you could lose money.


      U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you could lose money in this Fund.

      The Government Securities Fund also faces very little credit quality risk, but since it invests in longer-term securities, it faces more interest-rate risk than the Short Maturity Government Fund. Both Funds may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. Both Funds may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. Both of these Funds, as well as the Bond Fund, the Capital Markets Income Fund and the bond portion of the Balanced Fund, which also invest in mortgage-backed securities, face the risks associated with varying rates of principal prepayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. In addition, upon reinvestment of the proceeds of prepayments in such circumstances, a Fund would likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower-than-expected rate.


     In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.


     Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from a Fund at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, a Fund may receive less than the market value of the securities prior to redemption. In addition, a Fund may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.


     The bonds in which the High Yield Bond, Capital Markets Income, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Bond Fund invests, and in which a substantial part of the Capital Markets Income Fund may invest. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded.

     The High Yield Bond Fund involves significantly more risk than the other fixed-income Funds, since it primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values may experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

     The Capital Markets Income Fund may invest a substantial portion of its assets in lower rated bonds, and thus is subject, to the extent of these investments, to the same higher risks as described in the previous paragraph for the High Yield Bond Fund. In addition, since the Capital Markets Income Fund will invest in foreign bonds which may be denominated in foreign currencies, there is a risk that changes in foreign exchange rates will cause the value in U.S. dollars of the securities in this portion of the Fund to fall. If this happens, the price of your shares could decline.


     The New York and Pennsylvania Funds are non-diversified, which means that they may invest more of their assets in obligations of a single issuer than if they were diversified funds. For this reason, developments affecting an individual issuer may have a greater impact on their performance. Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their respective states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or their revenues. Additionally, there is a risk that the interest paid on municipal bonds originally purchased in reliance on an opinion of bond counsel that the interest paid would be excludable from gross income for Federal income tax purposes may subsequently be deemed to be includable in gross income.


Money Market Fund

     The Money Market Fund invests primarily in short-term securities issued directly by the U.S. Treasury. It may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in U.S. government securities. Repurchase agreements may subject the Fund to risk of loss if the other party to the repurchase agreement defaults on its obligation, and the proceeds from the sale of the U.S. Treasury securities held as collateral turn out to be less than the repurchase price stated in the agreement. The Fund is designed to maintain a stable net asset value and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Risk/Return Bar Charts


The accompanying bar chart and tables shown on pages 10 through 12 provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years. The Sentinel Core Mid Cap Fund is not included because it began offering shares to investors on March 29, 2004.


Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.



Sentinel Flex Cap Opportunity
Inception:  2000
Total Return (%)


-17.7  -35.0  33.6  7.8
   01     02    03   04

The highest return for a quarter for the Flex Cap Opportunity Fund was 13.80% (quarter ended December, 2001) and the lowest return for a quarter was -19.48% (quarter ended March, 2001).



Sentinel Small Company
Inception:  1993
Total Return (%)


12.5  21.3  21.2  7.2   15.1   39.1   4.8   -14.1  38.1  16.0
  95    96    97   98     99     00    01      02    03    04

During the 10-year period shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 20.85% (quarter ended December, 2001) and the lowest return for a quarter was -15.71% (quarter ended September, 2002).



Sentinel Common Stock
Inception:  1934
Total Return (%)


34.4  20.8  27.9  14.0   3.1   10.5  -10.0  -17.0    29.4    9.5
  95    96    97    98    99     00     01     02      03     04

During the 10-year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.53% (quarter ended December, 1998) and the lowest return for a quarter was -16.21% (quarter ended September, 2002).


Sentinel Balanced
Inception:  1938
Total Return (%)

25.2  12.1  20.6  11.9  0.5   8.6  -2.9  -9.7  22.1   7.7
  95    96    97    98   99    00    01    02    03    04


During the 10-year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.90% (quarter ended December, 1998) and the lowest return for a quarter was -9.44% (quarter ended September, 2002).

Sentinel Mid Cap Growth
Inception:  1969
Total Return (%)

26.0  18.2  32.1  15.7  38.3    0.1  -24.7  -24.7  41.8    12.0
  95    96    97    98    99     00     01     02    03      04



During the 10-year period shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December,
2001) and the lowest return for a quarter was -33.54% (quarter ended September, 2001).



Sentinel International Equity
Inception:  1993
Total Return (%)

13.9  11.9  14.2  10.3  27.3   -9.3  -16.2  -11.8  32.1    20.3
  95    96    97    98    99     00     01     02    03      04

During the 10-year period shown in the above bar chart, the highest return for a quarter for the International Equity Fund was 16.95% (quarter ended December, 1999) and the lowest return for a quarter was -20.80% (quarter ended September, 2002).



Sentinel Growth Index
Inception: 1999
Total Return (%)


-22.6  -13.5  -24.1  24.1    5.1
   00     01     02    03     04


The highest return for a quarter for the Growth Index Fund was 19.53% (quarter ended December, 1999) and the lowest return for a quarter was -17.57% (quarter ended March, 2001).



Sentinel High Yield Bond
Inception:  1997
Total Return (%)

1.1  4.9  -7.5  6.8  7.3  20.4    7.9
 98   99    00   01   02    03     04


The highest return for a quarter for the High Yield Bond Fund was 6.98% (quarter ended December, 2001) and the lowest return for a quarter was -6.59% (quarter ended September, 1998).



Sentinel Capital Markets Income
Inception:  2003
Total Return (%)

  7.9
   04

The highest return for a quarter for the Capital Markets Income Fund was 9.12% (quarter ended June, 2003) and the lowest return for a quarter was -1.14% (quarter ended June, 2004).



Sentinel Bond
Inception:  1969
Total Return (%)

19.9   1.9   8.6   7.6  -2.7   7.5  10.2  6.9  5.8    4.2
  95    96    97    98    99    00    01   02   03     04


During the 10-year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was 6.89% (quarter ended June, 1995) and the lowest return for a quarter was -3.77% (quarter ended March, 1994).

Sentinel Tax-Free Income
Inception:  1990
Total Return (%)

15.3  2.6  9.3   5.8  -3.8  11.6  3.7  9.4  3.0   1.6
  95   96   97    98    99    00   01   02   03    04

During the 10-year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.21% (quarter ended March, 1995) and the lowest return for a quarter was -2.73% (quarter ended June, 2004).



Sentinel New York Tax-Free
Inception:  1995
Total Return (%)

3.0  10.4  6.8  -4.7  14.3  4.1  10.0  4.8      2.4
 96    97   98    99    00   01    02   03       04

The highest return for a quarter for the New York Tax-Free Income Fund was 5.67% (quarter ended December, 2000) and the lowest return for a quarter was -2.56% (quarter ended June, 2004).


Sentinel Pennsylvania Tax-Free
Inception:  1986
Total Return (%)

14.1  3.2  7.8   5.0  -4.2  12.0  3.1  9.6  3.8    1.5
  95   96   97    98    99    00   01   02   03     04

During the 10-year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.12% (quarter ended December, 2000) and the lowest return for a quarter was -2.75% (quarter ended June, 2004).



Sentinel Government Securities
Inception:  1986
Total Return (%)

19.0  0.8  9.3   9.1  -3.5  12.6   6.9  10.6  2.9   4.7
  95   96   97    98    99    00    01    02   03    04


During the 10-year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.72% (quarter ended June, 1995) and the lowest return for a quarter was -1.96% (quarter ended March,
1999).


Sentinel Short Maturity Government
Inception:  1995
Total Return (%)

4.6  6.8  6.3  3.0  7.7  6.5  6.7  1.5    2.3
 96   97   98   99   00   01   02   03     04


The highest return for a quarter for the Short Maturity Government Fund was 3.14% (quarter ended September, 2001) and the lowest return for a quarter was -0.36% (quarter ended June, 2004)




Sentinel U.S. Treasury
Money Market
Inception:  1993
Total Return (%)

5.0  4.5  4.6  4.5  4.1  5.2  3.3  1.1  0.3   0.5
 95   96   97   98   99   00   01   02   03    04

During the 10-year period shown in the above bar chart, the highest return for a quarter for the U.S. Treasury Money Market Fund was 1.40% (quarter ended December, 2000) and the lowest return for a quarter was 0.03% (quarter ended September, 2003).

Average Annual Total Return Tables

The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.


After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2004 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2004.



                                                                      Past 10
                                                                        Years
For the periods ended                            Past        Past      /Since
December 31, 2004*                           One Year     5 Years   Inception

-----------------------------------------------------------------------------
Flex Cap Opportunity Fund
Return Before Taxes: Class A                    2.39                -15.29(1)
Return After Taxes on Distributions -
Class A                                         2.39                -15.29(1)
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         1.55                -12.27(1)
Return Before Taxes: Class B                    2.68                -15.65(1)
Return Before Taxes: Class C                    5.89                -15.18(1)
S&P 500 Index**                                10.87                 -0.43(1)
-----------------------------------------------------------------------------
Small Company Fund
Return Before Taxes: Class A                   10.21        13.74       14.54
Return After Taxes on Distributions - Class A   8.72        11.52       11.82
Return After Taxes on Distributions and Sale
of Fund Shares - Class A                        7.54        10.72       11.30
Russell 2000 Index**                           10.87         6.61       11.54
Return Before Taxes: Class B                   11.07        13.59    13.89(2)
Russell 2000 Index**                           18.33         6.61     9.47(2)
Return Before Taxes: Class C                   14.05                 11.30(3)
Russell 2000 Index**                           18.33                 10.26(3)

-----------------------------------------------------------------------------
Mid Cap Growth Fund
Return Before Taxes: Class A                    6.43        -3.06       10.42
Return After Taxes on Distributions -
Class A                                         6.43        -3.89        7.49
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         4.18        -3.03        7.40
S&P 500 Index**                                10.87        -2.30       12.07
Return Before Taxes: Class B                    6.91        -3.40     5.35(4)
S&P 500 Index**                                10.87        -2.30     5.28(4)
Return Before Taxes: Class C                    9.54                 -6.65(5)
S&P 500 Index**                                10.87                 -2.73(5)


                                                                      Past 10
                                                                        Years
                                                 Past        Past      /Since
                                             One Year     5 Years   Inception

-----------------------------------------------------------------------------
International Equity Fund
Return Before Taxes: Class A                   14.22         0.23        7.55
Return After Taxes on Distributions -
Class A                                        14.06        -0.88        6.42
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         9.45        -0.30        6.09
Morgan Stanley International "EAFE" (Europe, Australia, Far East)
Index**                                        20.25        -1.14        5.62
Return Before Taxes: Class B                   14.96        -0.21     6.62(2)
Morgan Stanley International "EAFE" (Europe, Australia, Far East)
Index**                                        20.25        -1.14     4.82(2)
Return Before Taxes: Class C                   17.80        -0.12     2.46(6)
Morgan Stanley International "EAFE" (Europe, Australia, Far East)
Index**                                        20.25        -1.14     3.48(6)

-----------------------------------------------------------------------------
Growth Index Fund
Return Before Taxes: Class A                    2.46        -8.31    -5.48(7)
Return After Taxes on Distributions
Class A                                         2.26        -8.40    -5.57(7)
Return After Taxes on Distributions and Sale
of Fund Shares - Class A                        1.86        -6.89    -4.59(7)
S&P 500/BARRA Growth Index**                    6.14        -7.07       -4.18
Return Before Taxes: Class B                    1.68        -8.89    -5.93(7)
S&P 500/BARRA Growth Index**                    6.14        -7.07    -4.18(7)
Return Before Taxes: Class C                    2.66                -10.61(5)
S&P 500/BARRA Growth Index**                    6.14                 -5.33(5)

-----------------------------------------------------------------------------
Common Stock Fund                               3.99         2.11       10.49
Return Before Taxes: Class A
Return After Taxes on Distributions -
Class A                                         2.29         0.32        8.05
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         4.30         1.23        8.18
S&P 500 Index**                                10.87        -2.30       12.07
Return Before Taxes: Class B                    4.48         1.96     7.54(2)
S&P 500 Index**                                10.87        -2.30     9.18(2)

Return Before Taxes: Class C                    7.41         2.13     2.16(6)
S&P 500 Index**                                10.87        -2.30     2.68(6)

                                                                      Past 10
                                                                        Years
                                                 Past        Past      /Since
                                             One Year     5 Years   Inception

-----------------------------------------------------------------------------
Balanced Fund
Return Before Taxes: Class A                    2.33         3.53        8.51
Return After Taxes on Distributions -
Class A                                         0.79         1.74        6.35
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         2.34         2.15        6.30
Lehman Aggregate Bond Index**                   4.34         7.71        7.72
S&P 500 Index**                                10.87        -2.30       12.07
Return Before Taxes: Class B                    2.78         3.46     6.60(2)
Lehman Aggregate Bond Index**                   4.34         7.71     7.00(2)
S&P 500 Index**                                10.87        -2.30     9.18(2)

Return Before Taxes: Class C                    5.71         3.56     3.00(6)
Lehman Aggregate Bond Index**                   4.34         7.71     6.60(6)
S&P 500 Index**                                10.87        -2.30     2.68(6)

Return Before Taxes: Class D                    1.31         2.85     2.46(8)
Lehman Aggregate Bond Index**                   4.34         7.71     6.19(8)
S&P 500 Index**                                10.87        -2.30     1.27(8)

-----------------------------------------------------------------------------
High Yield Bond Fund
Return Before Taxes: Class A                    3.50         5.72     5.79(9)
Return After Taxes on Distributions -
Class A                                         1.06         2.43     2.41(9)
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         2.20         2.75     2.74(9)
Lehman High Yield Index**                      11.13         6.97     5.50(9)
Return Before Taxes: Class B                    2.90         5.70     6.05(9)
Lehman High Yield Index**                      11.13         6.97     6.06(9)
Return Before Taxes: Class C                    5.79         5.49     3.91(6)
Lehman High Yield Index**                      11.13         6.97     5.27(6)
-----------------------------------------------------------------------------

Capital Markets Income Fund
Return Before Taxes: Class A                    2.46                11.73(12)
Return After Taxes on Distributions -
Class A                                         0.58                10.01(12)
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         1.82                 9.10(12)
Lehman Aggregate Bond Index**                   4.34                 3.57(12)
Lehman High Yield Bond Index**                 11.13                18.94(12)
Return Before Taxes: Class B                    2.95                12.12(12)
Lehman Aggregate Bond Index**                   4.34                 3.57(12)
Lehman High Yield Bond Index**                 11.13                18.94(12)
Return Before Taxes: Class C                    6.08                14.30(12)
Lehman Aggregate Bond Index**                   4.34                 3.57(12)
Lehman High Yield Index**                      11.13                18.94(12)
-----------------------------------------------------------------------------
Bond Fund
Return Before Taxes: Class A                    0.04         6.00        6.40
Return After Taxes on Distributions - Class A  -1.55         3.85        3.98
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                          0.0         3.78        3.95
Lehman Aggregate Bond Index**                   4.34         7.71        7.72
Return Before Taxes: Class B                   -1.04         5.61     5.25(2)
Lehman Aggregate Bond Index**                   4.34         7.71     7.00(2)




                                                                      Past 10
                                                                        Years
                                                 Past        Past      /Since
                                             One Year     5 Years   Inception
-----------------------------------------------------------------------------
Tax-Free Income Fund
Return Before Taxes: Class A                   -2.43         4.93        5.28
Return After Taxes on Distributions -
Class A                                         2.70         4.86        5.14
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                        -0.15         4.84        5.15
Lehman Municipal Bond Index**                   4.48         7.20        7.06

-----------------------------------------------------------------------------
New York Tax-Free Income Fund
Return Before Taxes: Class A                   -1.74         6.17    5.52(10)
Return After Taxes on Distributions -
Class A                                        -1.74         6.17    5.48(10)
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         0.07         5.94    5.40(10)
Lehman Municipal Bond Index**                   4.48         7.20    5.53(10)

-----------------------------------------------------------------------------
Pennsylvania Tax-Free Trust
Return Before Taxes: Class A                   -2.62         5.05        5.12
Return After Taxes on Distributions -
Class A                                         2.69         5.03        5.00
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                        -0.58         4.90        4.98
Lehman Municipal Bond Index**                   4.48         7.20        7.06
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Government Securities Fund
Return Before Taxes: Class A                    0.54         6.61        6.62
Return After Taxes on Distributions - Class A   0.96         4.56        4.31
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         0.33         4.38        4.21
Lehman Government Bond Index**                  3.48         7.48        7.46
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Short Maturity Government Fund
Return Before Taxes: Class A                    1.24         4.69    5.25(11)
Return After Taxes on Distributions - Class A
                                               -0.30         2.57    3.03(11)
Return After Taxes on Distributions and Sale of Fund Shares -
Class A                                         0.80         2.76    3.09(11)
Lehman 1-3 Yr. Gov't Bond Index**               1.07         5.11    5.57(11)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Sentinel U.S. Treasury Money Market Fund
Return Before Taxes: Class A                    0.46         2.05        3.28
Lipper US Treasury Money Market Funds**         0.59         2.16        3.49
Return Before Taxes: Class B                    0.21         1.83     3.30(2)
Lipper US Treasury Money Market Funds**         0.59         2.16     3.22(2)

-----------------------------------------------------------------------------


*No information is provided for the Class A, B, and C shares of the Core Mid Cap Fund because those classes began operations March 29, 2004. No information is provided for the Class S shares of the Short Maturity Government Fund because that class began operations March 4, 2005.


(1) From inception on February 25, 2000
(2) From inception on April 1, 1996
(3) From inception on July 9, 2001
(4) From inception on January 12, 1998
(5) From inception on March 30, 2000
(6) From inception on May 4, 1998
(7) From inception on September 13, 1999
(8) From inception on January 4, 1999
(9) From inception on June 23, 1997
(10) From inception on March 27, 1995
(11) From inception on March 24, 1995
(12) From inception on March 10, 2003
**Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):


Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) -
  Flex Cap Opportunity, Small Company(*),
  Mid Cap Growth, Core Mid Cap, International Equity,
  Common Stock, Balanced and Capital Markets Income
  Funds...................................5.00% maximum
  High Yield Bond, Bond, Tax-Free Income,
  New York, Pennsylvania and Government Securities
  Funds...................................4.00% maximum
  Growth Index Fund.......................2.50% maximum
  Short Maturity Government Fund..........1.00% maximum
  Money Market Fund................................None
Maximum Deferred Sales Charge (Load)..............None(1)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends............................None
Redemption Fees...................................None(1)
Exchange Fees.....................................None(2)

*    Closed to new investors. See "Purchase Options" below.

(1) If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more. In addition, the Funds will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more in and out transactions in a fund within a twelve-month period), or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund (see "Excessive Trading Policy", page 50).


(2) If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.


Class B Shares

(available for the Flex Cap Opportunity, Small Company(*), Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond, Capital Markets Income, Bond and Money Market Funds):


Maximum Sales Charge (Load) Imposed on Purchases.........................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed) All except Growth Index Fund........................ 4.00% maximum(3)
Growth Index Fund...............................................2.50% maximum
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends..................................................None
Other Redemption Fees...................................................None(4)
Exchange Fees............................................................None


*    Closed to new investors. See "Purchase Options" below.


(3) The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds other than the Growth Index Fund, the deferred sales charge declines.


(4) If you redeem by wire transfer, we assess a wire charge of $20.00.The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.


Class C Shares

(available for the Flex Cap Opportunity, Small Company(*), Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond and Capital Markets Income Funds):


Maximum Sales Charge (Load)
Imposed on Purchases.....................................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed).............................1.00% for one year after purchase
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends..................................................None
Other Redemption Fees...................................................None(5)
Exchange Fees............................................................None

*    Closed to new investors. See "Purchase Options" below.

(5) If you redeem by wire transfer, we assess a wire charge of $20.00.The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.


Class D Shares

(available for the Balanced Fund only)

Maximum Sales Charge (Load)
Imposed on Purchases.....................................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed)................................................6.00% maximum(6)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends..................................................None
Other Redemption Fees...................................................None(7)
Exchange Fees............................................................None

(6) The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

(7) If you redeem by wire transfer, we assess a wire charge of $20.00.The Funds will impose an excessive trading fee of 2% of the amount redeemed if an investor has a history of excessive trading (generally six or more in and out transactions in a Fund other than the Money Market Fund within a twelve-month period) or if an investor's trading, in the judgment of the Funds, has been or may be disruptive to a Fund.


Class S Shares

(available for the Short Maturity Government Fund only)


Maximum Sales Charge (Load)
Imposed on Purchases.....................................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being
redeemed)................................................................None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends..................................................None
Other Redemption Fees...................................................None(8)
Exchange Fees............................................................None

(8) If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, the Fund will impose an excessive trading fee of 2% of the amount redeemed, if an investor has a history of excessive trading (generally six or more. in and out transactions in a Fund other than the Money Market Fund within a twelve-month period), or if an investor's trading, in the judgment of the Fund, has been or may be disruptive to the Fund (see "Excessive Trading Policy", page 50).

Annual Fund Operating Expenses
(as a percentage of average net assets)


Class A:
                     Flex Cap    Small    Mid Cap   Core   International Growth     Common
                    Opportunity Company   Growth   Mid Cap   Equity      Index      Stock    Balanced
Management Fees      0.76%(b)    0.58%     0.58%    0.75%     0.58%      0.30%      0.55%      0.58%
Distribution and
Service
  (12b-1 Fees)         0.30%     0.30%     0.30%    0.17%     0.30%      0.16%      0.30%      0.30%
Other Expenses:
  Accounting and
   Administrative
   Costs             0.03%      0.03%     0.03%    0.03%    0.03%      0.03%       0.03%     0.03%
  Other              0.67%      0.21%     0.33%    0.49%    0.40%      0.32%       0.17%     0.26%
                     ---------- --------- -------- -------- ---------- ----------- --------- ----------
Total Other
Expenses               0.70%     0.24%     0.36%    0.52%     0.43%      0.35%      0.20%      0.29%
                     ---------- --------- -------- -------- ---------- ----------- --------- ----------
Total Annual Fund
  Operating
  Expenses             1.76%     1.12%     1.24%    1.44%     1.31%     0.81%(a)    1.05%      1.17%
                     ========== ========= ======== ======== ========== =========== ========= ==========
                       High     Captial                                                         Short
                       Yield    Markets           Tax-Free   New York     PA       Gov't       Maturity   Money
                       Bond      Income    Bond    Income    Tax-Free   Tax Free   Securities   Gov't     Market
                     --------   -------   ------  --------   --------   --------   ----------  --------  --------
Management Fees        0.73%     0.60%     0.50%    0.50%     0.50%      0.55%      0.50%       0.50%     0.40%
Distribution and
   Service
  (12b-1 Fees)         0.20%     0.24%     0.20%    0.20%     0.20%      0.20%      0.20%       0.35%     None
Other Expenses:
  Accounting and
   Administrative
   Costs             0.03%      0.03%     0.03%    0.03%    0.03%      0.04%       0.03%      0.03%      0.03%
  Other              0.20%      0.30%     0.24%    0.20%    0.18%      0.45%       0.25%      0.19%      0.34%
                     ---------- --------- -------- -------- ---------- ----------- --------- ---------- --------
Total Other
Expenses               0.23%     0.33%     0.27%    0.23%     0.21%      0.49%      0.28%      0.22%     0.37%
                     ---------- --------- -------- -------- ---------- ----------- --------- ---------- --------
Total Annual Fund
  Operating
Expenses               1.16%     1.17%     0.97%    0.93%     0.91%      1.24%      0.98%      1.07%     0.77%
                     ========== ========= ======== ======== ========== =========== ========= ========== ========
Class B:
                    Flex Cap    Small     Mid Cap   Core   International Growth     Common
                    Opportunity Company   Growth   Mid Cap   Equity      Index      Stock    Balanced
                    ----------- -------   -------  ------- ------------- ------     -----    --------
Management Fees     0.76%(b)    0.58%     0.58%    0.75%     0.58%       0.30%      0.55%      0.58%
Distribution and
Service
  (12b-1 Fees)        1.00%     1.00%     1.00%    0.90%     1.00%       0.75%      1.00%      1.00%
Other Expenses:
  Accounting and
   Administrative
Costs                0.03%      0.03%     0.03%    0.03%    0.03%      0.03%       0.03%     0.03%
  Other              1.02%      0.43%     0.59%    1.11%    0.84%      0.63%       0.41%     0.38%
                     ---------- --------- -------- -------- ---------- ----------- --------- ----------
Total Other
Expenses               1.05%     0.46%     0.62%    1.14%     0.87%      0.66%      0.44%      0.41%
                     ---------- --------- -------- -------- ---------- ----------- --------- ----------
Total Annual Fund
Operating Expenses     2.81%     2.04%     2.20%    2.79%     2.45%     1.71%(a)    1.99%      1.99%
                     ========== ========= ======== ======== ========== =========== ========= ==========

                       High     Capital
                       Yield    Markets            Money
                       Bond     Income     Bond    Market
                      ------    --------   -----   ------
Management Fees        0.73%     0.60%     0.50%    0.40%
Distribution and
Service
  (12b-1 Fees)         1.00%     0.90%     1.00%    None
Other Expenses:
  Accounting and
   Administrative
  Costs              0.03%      0.03%     0.03%    0.03%
  Other              0.32%      0.46%     0.39%    0.78%
                     ---------- --------- -------- --------
Total Other
Expenses               0.35%     0.49%     0.42%    0.81%
                     ---------- --------- -------- --------
Total Annual Fund
  Operating
  Expenses             2.08%     1.99%     1.92%    1.21%
                     ========== ========= ======== ========

Class C:
                    Flex Cap     Small    Mid Cap   Core   International Growth     Common
                    Opportunity Company   Growth   Mid Cap   Equity      Index      Stock    Balanced
                    ----------- -------   -------  ------- ------------- ------     -------  --------
Management Fees      0.76%(b)    0.58%     0.58%    0.75%     0.58%      0.30%      0.55%      0.58%
Distribution and
Service
  (12b-1 Fees)         1.00%     1.00%     1.00%    0.88%     1.00%      1.00%      1.00%      1.00%
Other Expenses:
  Accounting and
   Administrative
   Costs             0.03%       0.03%     0.03%    0.03%    0.03%      0.03%       0.03%     0.03%
  Other              0.95%       0.32%     1.00%    0.83%    0.93%      0.92%       0.48%     0.48%
                     ---------- --------- -------- -------- ---------- ----------- --------- ----------
Total Other
  Expenses             0.98%     0.35%     1.03%    0.86%     0.96%      0.95%      0.51%      0.51%
                     ---------- --------- -------- -------- ---------- ----------- --------- ----------
Total Annual Fund
  Operating
  Expenses             2.74%     1.93%     2.61%    2.49%     2.54%     2.25%(a)    2.06%      2.09%
                     ========== ========= ======== ======== ========== =========== ========= ==========

                                                                                 Class D: Class S:
                                                                                 Short
                                              Class D:  Class S:
                       Bond     Capital                 Short
                       Yield    Markets     Balanced    Maturity
                       Bond      Income     Fund        Gov't(c)
                       ----      ------     --------    ---------
Management Fees        0.73%     0.60%        0.58%      0.50%
Distribution and
Service
  (12b-1 Fees)         1.00%     0.78%        0.41%      0.75%
Other Expenses:
  Accounting and
   Administrative
Costs                0.03%      0.03%         0.03%      0.03%
  Other              0.37%      0.43%         0.49%      0.20%
                     ---------- ---------   ---------   ---------
Total Other            0.40%     0.46%        0.52%      0.23%
Expenses
                     ---------- ---------   ---------   ---------
Total Annual Fund
  Operating
Expenses               2.13%     1.84%                                 1.51%                 1.48%
                     ========== =========                              ===========           ==========


(a) Current Expense Ratios
    The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel Advisors. As of March 4, 2005, Sentinel Advisors voluntarily waives or reimburses expenses of the Growth Index Fund to the extent necessary to cap the expense ratio, after expense offsets, of the Fund's Class A shares at 0.65%. The expense ratios shown in the Fund's table above are before expense offsets. The Growth Index Fund's expense ratios after expense offsets, which consist largely of custody credits, tend to be slightly lower than the expense ratios before expense offsets. This waiver or reimbursement for the Growth Index Fund will continue at least until November 30, 2005. Because the Growth Index Fund also has Class B and Class C shares, the waiver of advisory fees also benefits the Class B and Class C shares of the Fund. The Class B and Class C shares of the Growth Index Fund will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index Fund. Sentinel Advisors has no current intention to change or terminate the above arrangements. However, these arrangements may be changed or terminated at any time after November 30, 2005.


(b) In the case of the management fee for the Flex Cap Opportunity Fund, the table restates the information to reflect a contractual reduction in the management fee to 0.75% of average daily net assets from 0.90% of average daily net assets, which took effect on January 1, 2004.

(c) Based on estimated amounts for the current fiscal year.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

     Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.


Note that the amounts shown do not reflect the waivers or reimbursements that limit expense ratios to the levels shown in footnote (a) on page ___.

------------------------------------------------------

------------------------------------------------------
Class A:             1 year  3 years  5 years 10 years
------------------------------------------------------
Flex Cap Opp.          $670   $1,026   $1,406   $2,469
Small Company           608      838    1,086    1,795
Mid Cap Growth          620      874    1,147    1,925
Core Mid Cap            639      933    1,248    2,138
International Equity    627      894    1,182    2,000
Growth Index            331      502      688    1,227
Common Stock            602      817    1,050    1,718
Balanced                613      853    1,111    1,849
High Yield Bond         513      754    1,013    1,753
Cap. Mkts. Income       613      853    1,111    1,849
Bond                    495      697      915    1,542
Tax-Free Income         491      685      894    1,497
NY Tax-Free             489      679      884    1,475
PA Tax-Free             521      778    1,054    1,840
Gov't Sec.              496      700      920    1,553
Short Mat. Gov't.       208      437      684    1,393
Money Market             79      246      428      954




------------------------------------------------------

Class B (if you redeem at the end of the period):
                     1 year  3 years  5 years 10 years
Flex Cap Opp.          $684   $1,171   $1,684   $2.656
Small Company           607      940    1,298    1,914
Mid Cap Growth          623      988    1,380    2,067
Core Mid Cap            682    1,165    1,674    2,494
International Equity    648    1,064    1,506    2,243
Growth Index            424      739    1,053    1,560
Common Stock            602      924    1,273    1,850
Balanced                602      924    1,273    1,910
High Yield Bond         611      952    1,319    1,958
Cap. Mkts. Income       602      924    1,273    1,910
Bond                    595      903    1,237    1,768
Money Market            523      684      865    1,232


------------------------------------------------------

Class B (if you do not redeem):
                     1 year  3 years  5 years 10 years
Flex Cap Opp.          $284     $871   $1,484   $2,656
Small Company           207      640    1,098    1,914
Mid Cap Growth          223      688    1,180    2,067
Core Mid Cap            282      865    1,474    2,494
International Equity    248      764    1,306    2,243
Growth Index            174      539      928    1,560
Common Stock            202      624    1,073    1,850
Balanced                202      624    1,073    1,910
High Yield Bond         211      652    1,119    1,958
Cap. Mkts. Income       202      624    1,073    1,910
Bond                    195      603    1,037    1,768
Money Market            123      384      665    1,232

------------------------------------------------------

Class C: (if you redeem at the end of the period):
                     1 year  3 years  5 years 10 years
Flex Cap Opp.          $377     $850   $1,450   $3,070
Small Company           296      606    1,042    2,254
Mid Cap Growth          364      811    1,385    2,944
Core Mid Cap            352      776    1,326    2,826
International Equity    357      791    1,350    2,875
Growth Index            328      703    1,205    2,585
Common Stock            309      646    1,108    2,390
Balanced                312      655    1,124    2,421
High Yield Bond         316      667    1,144    2,462
Cap. Mkts. Income       287      579      995    2,159



------------------------------------------------------

Class C (if you do not redeem):
                     1 year  3 years  5 years 10 years
Flex Cap Opp.           277     $850    1,450    3,070
Small Company           196      606    1,042    2,254
Mid Cap Growth          264      811    1,385    2,944
Core Mid Cap            252      776    1,326    2,826
International Equity    257      791    1,350    2,875
Growth Index            228      703    1,205    2,585
Common Stock            209      646    1,108    2,390
Balanced                212      655    1,124    2,421
High Yield Bond         216      667    1,144    2,462
Cap. Mkts. Income       187      579      995    2,159



------------------------------------------------------

Class D: (if you redeem at the end of the period):
                     1 year  3 years  5 years 10 years
Balanced               $754     $977   $1,224   $1,802

------------------------------------------------------

Class D: (if you do not redeem):
                     1 year  3 years  5 years 10 years
Balanced               $154     $477     $824   $1,802


------------------------------------------------------

Class S
                     1 year  3 years
Short Mat. Gov't       $151     $468

Details About the Funds' Investment Objectives,
Principal Investment Strategies and Related Risks
------------------------------------------------------------------------------



Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows. All of the Funds other than the Growth Index, New York and Pennsylvania Funds, are "diversified" funds as defined in the Investment Company Act.



The Flex Cap Opportunity Fund seeks long-term capital appreciation by investing in "growth" stocks of companies of all sizes.
                     The Fund invests primarily in equity securities, such as
The Flex Cap         common or preferred stocks, that are listed on U.S.
Opportunity          exchanges or in the over-the-counter market. The Fund
Fund seeks           may borrow money to purchase additional investments.
long-term capital    Income is not an important factor in selecting
appreciation.        investments.


How We Invest

*Comprehensive Screens--we use a multi-factor model to narrow down a starting universe of 8000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, and modest price-earnings multiples.

*Proprietary Valuation Model--our model compares each stock's current price to the discounted present value for that stock. We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value.

     The Fund invests in companies of all sizes. The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.

     Although the Fund does not intend to concentrate in any one industry, the companies which satisfy Sentinel Advisors' investment criteria may be focused in certain broad sectors, such as technology. This may increase the volatility of the Fund's share price.

     Until December 31, 2003, the Fund was managed by a subadvisor, Fred Alger Management, Inc. ("Alger"). This subadvisory relationship was terminated as of that date, and the Fund is now managed directly by Sentinel Advisors.


     The Fund is actively managed. It is likely that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower. In fiscal 2004 the Fund's portfolio turnover was 191%.


     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel Advisors believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.


     The Flex Cap Opportunity Fund may invest up to 15% of its net assets in illiquid securities and may invest in portfolio depositary receipts up to 5% of its total assets. Up to 25% of the Fund's assets may be invested in securities within a single industry.


The Small Company Fund invests primarily in common stocks of small companies that Sentinel Advisors believes have superior business models, attractive growth potential and are attractively valued. Income is
The Small            not a factor in selecting stocks. The Fund invests at
Company Fund         least 80% of its assets in stocks of small companies,
seeks growth of      which have, at the time of purchase, market
capital, by          capitalizations of less than $3 billion. The weighted
investing mainly     median market capitalization of the Fund's holdings
in common            at January 31, 2005, was $1.27 billion. Market
stocks of small      capitalization is the total value of all the outstanding
companies            shares of common stock of a company. Up to 25% of the
                     Fund's assets may be invested in securities within a single industry.


     The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.


The Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of midsized growing companies. Sentinel
The Mid Cap          Advisors tries to invest in companies with favorable
Growth Fund          growth potential with attractive pricing in relation
invests in           to this growth potential, and experienced and capable
stocks of            managements. The Fund normally seeks to invest in
midsized             companies that, on average, have earnings growth rates
growing              which are higher than its benchmarks, have
companies            price/earnings ratios lower than its benchmarks, and
                     have returns on equity above those of the benchmarks.
The Fund will invest at least 80% of its assets in stocks whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including 1.2 times the market capitalization of the largest company included in either of such indices. As of February 7, 2005, companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $336 million and $ 31.9 billion. Income is not a factor in selecting investments.

     This Fund uses as its benchmarks the Russell Midcap Growth Index and the Standard & Poor's 400 Midcap

Barra Growth Index. These indices consist of the higher growth portions of the Russell Midcap Index and the Standard & Poor's 400 Midcap Index, respectively.

      Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is likely that the Fund's turnover rate may exceed 100% annually. In fiscal 2004 portfolio turnover was 98%. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.


     The Core Mid Cap Fund seeks capital appreciation by investing primarily in common stocks of midsized companies that Sentinel Advisors believes have superior business models, attractive growth potential, and are attractively valued. Sentinel Advisors focuses on companies that it believes are attractive, but may  either be, or have grown to be, too large to
The Core Mid         be appropriate for investment by the Small Company Fund.
Cap Fund             The Fund will invest at least 80% of its assets in
invests in           stocks whose market capitalizations, at the time of
common               purchase, are within the range from the stock with the
stocks of            lowest market capitalization which is included in the
midsized             Standard & Poor's 400 Midcap Index or the Russell Midcap
companies with       Index, up to and including 1.2 times the market
superior             capitalization of the largest company included in either
business             of such indices. As of February 7, 2005, companies
models               included in either the Standard & Poor's 400 Midcap Index
                     or the Russell Midcap Index had market capitalizations
between $336 million and $31.9 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. No more than 25% of the Fund's assets may be invested in securities within a single industry.

     The Core Mid Cap Fund uses as its benchmarks the Russell Midcap Index and the Standard & Poor's 400 Midcap Index. It is managed in the same style and by the same investment team as the Sentinel Small Company Fund.

     The Core Mid Cap Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. For the portion of fiscal 2004 the Core Mid Cap Fund was in operation, portfolio turnover was 22%, not annualized. The Fund's turnover rate is not expected to exceed 100% annually.

The International Equity Fund seeks growth of capital by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States.
The                  INVESCO Global Asset Management (N.A.), Inc. ("INVESCO")
International        manages the International Equity Fund under a
Equity Fund          sub-advisory arrangement. The International Equity Fund
invests in stocks    will normally spread its assets over many different
of non-U.S.          countries, and will normally not concentrate its
companies            investments in any one country. The Fund generally will
                     will not invest more than 25% of its assets in any one
country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so. The Fund normally invests at least 80% of its assets in equity securities.

     The Fund focuses its investments on developed foreign countries, but may invest up to 15% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund's assets may be invested in securities within a single industry.

     Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.


     The majority of the Fund's trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

     You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those described on page 31.

The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index.
                     The S&P 500/BARRA Growth Index includes those stocks of
The Growth           the S&P 500 Index with higher-than-average price to book
Index Fund           value ratios. The S&P 500 is an unmanaged index and
invests in stocks    typically includes companies that are the largest and
comprising the       most dominant in their industries. There can be no
S&P                  assurance that the Fund will achieve its objective.
500/BARRA
Growth Index


     The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

     The Growth Index Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

     The Growth Index Fund invests broadly in the stocks of those large numbers of companies included in the S&P 500/BARRA Growth Index. However, if the S&P 500/BARRA Growth Index is concentrated in a handful of very large companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "nondiversified" under SEC standards, although it will normally hold more than 100 stock positions. A fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large decline in the price of a less-diversified fund.

     The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund generally holds the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better-than-average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks." The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks," from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

     It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P 500/BARRA Growth Index.


The Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly
The Common           in a diverse group of common stocks of well-established
Stock Fund           companies, most of which pay regular dividends.
invests in           Sentinel Advisors tries to select stocks of leading
common               companies that are financially strong and are selling
stocks of well-      at attractive prices in relation to their values.  When
established          appropriate, the Fund also may invest in preferred
companies            stocks or debentures convertible into common stocks.
                     Under normal circumstances, at least 80% of the Fund's
assets are invested in common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those
The Balanced         in the Common Stock Fund and in investment grade bonds
Fund invests in      similar to those in the Bond Fund, with at least 25%
a combination of     of its assets in bonds. When determining this
stocks and bonds     percentage, convertible bonds and/or preferred stocks are
                     considered common stocks, unless these securities are
held primarily for income. Up to 25% of the Fund's assets may be invested in securities within a single industry.


     Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.


The High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds. These bonds are sometimes called "junk bonds." The High Yield Bond Fund is
The High             managed by a  sub-advisor, Evergreen Investment
Yield Bond           Management Company. The High Yield Bond Fund normally
Fund invests         invests at least 80% of its total assets in lower
in lower rated       rated bonds. These bonds, because of the greater
corporate            possibility that the issuers will default, are not
bonds                investment grade - that is, they are rated below BBB by
                     Standard & Poor's or below Baa by Moody's, or are unrated
but considered by Evergreen to be of comparable credit quality. The High Yield Bond Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Bond Fund's assets are invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail on page 33.


     The High Yield Bond Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

     The High Yield Bond Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

     The High Yield Bond Fund may invest up to 15% of its net assets in illiquid securities.

     The High Yield Bond Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Bond Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Bond Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Bond Fund from loss.


     The High Yield Bond Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Bond Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those described on page 31.

      The High Yield Bond Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Bond Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Bond Fund's net assets.

The Capital Markets Income Fund seeks a high level of current income, with a secondary goal of long-term capital appreciation. It will normally divide its assets among four broad asset classes. The Fund's subadvisor,
The Capital       Evergreen Investment Management Company, has broad
Markets           discretion in allocating assets among the four classes.
Income Fund       The four classes  are:
invests in a
combination of
domestic
investment-
grade  bonds,
lower rated
bonds, equity
securities, and
foreign
government
bonds.

1. Domestic Investment Grade Bonds. This category includes U.S. Treasury and agency securities, mortgage-backed securities, and investment grade corporate bonds. The Fund invests at least 20% of its assets in this category of securities at all times.

2. Domestic and Foreign Lower Rated Debt Securities. This category includes all the types of securities in which the Sentinel High Yield Bond Fund invests. They are sometimes called "junk bonds". The Fund limits its investments in this asset class to no more than 35% of its assets.

3. Equity and Equity-related Securities. This category includes common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund limits its investments in this asset class to no more than 35% of its assets.

4. International Investment Grade Government Debt Securities. These can be denominated in U.S. dollars or foreign currencies. Exposure to foreign currencies is limited in the following ways:

     (i) Up to 35% of the assets of the entire Fund may be invested in assets denominated in each of the Euro, the Pound Sterling and the Yen.

     (ii) Up to 10% of the assets of the entire Fund may be invested in assets denominated in each of the Canadian Dollar, the Australian Dollar and the New Zealand Dollar.

     (iii) The Fund limits its holdings that are denominated in any one other foreign currency to no more than 5% of the assets of the Fund.

The Fund limits its investments in the international investment grade government debt securities asset class to no more than 35% of its assets.

     The domestic investment grade bond category includes the types of securities in which the Sentinel Bond Fund and the Sentinel Government Securities Fund invest. Please refer to the descriptions of these Funds, below. Like the Bond and Government Securities Funds, the Capital Markets Income Fund may engage in the "dollar roll" transactions described on page 34.

     The lower rated debt securities category includes the same types of securities in which the Sentinel High

Yield Bond Fund invests. These securities are subject to the considerations described on page 33 of this Prospectus.

     The Capital Markets Income Fund may invest in equity or equity-related securities in order to earn income from dividends (and interest on convertible securities), to seek capital appreciation and to diversify its risks. Equity investments will likely focus on securities which pay significant dividends or interest coupons.

     Foreign government securities may be denominated in foreign currencies. Changes in foreign exchange rates will therefore translate directly into changes in value of the securities in this portion of the Capital Markets Income Fund, so that if the U.S. dollar appreciates versus a given foreign currency, the value in U.S. dollars of the Fund's holdings denominated in that foreign currency will fall. In addition, the Capital Markets Income Fund incurs additional expense in conversions of U.S. dollars to foreign currency (and vice versa), which may reduce the amount the Fund will earn on its investments. The Fund may use derivatives to hedge its exposure to foreign currencies, but need not do so, and frequently will have unhedged exposure to foreign currencies.

     Investing in foreign securities involves certain other special risks in addition to those associated with U.S. securities. Please refer to "Risks of Investing in Foreign Securities" and "Risks of Holding Fund Assets Outside the United States" on page 31 of this Prospectus for more information on these risks.


     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Evergreen believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

     The Capital Markets Income Fund may write (i.e., sell) call options on equity securities held in its portfolio without limitation. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at a specified exercise price on or before the expiration date of the option. The Fund will write only covered options (i.e., options where it holds the securities during the term of the option).

     The Fund may write call options to earn additional income in the form of option premiums. By writing a call option, the Fund limits its ability to sell the underlying securities while the option remains outstanding, and gives up the opportunity during the term of the option to profit from any increase in the value of the underlying securities beyond the exercise price.


The Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund
The Bond Fund        invests exclusively in fixed-income securities, and to a
invests in           limited extent in related derivatives, as discussed
investment grade     on page 34. At least 80% of the Fund's assets will
bonds                normally be invested in the following types of bonds:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;

2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the section on the Government Securities Fund on pages 27-28;

3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and

4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.

     The Fund may also invest in other fixed-income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.

     The Fund will invest no more than 20% of its total assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Bond Fund. The risks inherent in these lower rated bonds are discussed on page 33.

     The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. government securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing
The Tax-Free         mainly in investment grade municipal bonds. The
Income Fund          interest earned from these municipal bonds, in the
invests in           opinion of the issuer's bond counsel, is excludable
investment grade     from gross income for federal income tax purposes
municipal bonds      and not includable in taxable income for purposes of
                     the federal alternative minimum tax. These investments
may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.


     Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.


The New York Tax-Free Income Fund seeks high current interest income exempt from federal income tax and New York State
The New York         and City personal income tax, while seeking to control
Fund invests in      risk, by investing in investment grade municipal
investment grade     bonds of New York issuers. The interest on these
municipal bonds      municipal bonds will be, in the opinion of the
of New York          issuer's bond counsel, exempt from New York State
issuers              and City personal income tax, excludable from gross
                     income for federal income tax purposes and not
includable in taxable income for purposes of the federal alternative minimum tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

     The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated New York municipal bonds.

The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal income tax and Pennsylvania personal
The Pennsylvania     income tax, while seeking to control risk, by investing
Fund invests in      in investment grade municipal bonds of Pennsylvania
investment grade     issuers. The interest on these municipal bonds is,
municipal bonds      in the opinion of the issuer's bond counsel,
of Pennsylvania      exempt from Pennsylvania personal income tax,
issuers              excludable from gross income for federal income tax
                     purposes and not
includable in taxable income for purposes of the federal alternative minimum tax.


     The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

     At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

     If Sentinel Advisors anticipates a rise in interest rates, the Pennsylvania Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

     Temporary defensive investments may prevent the Pennsylvania Fund from achieving its investment objective.


The Government Securities Fund seeks high current income while seeking to control risk by investing mainly in
The Government       U.S. government bonds. These bonds include direct
Securities Fund      obligations of the U.S. Treasury, obligations
invests in U.S.      guaranteed by the U.S. government, and obligations
government           of U.S. government agencies and instrumentalities.
bonds                Normally, the Fund invests at least 80% of its assets
                     in government securities. The Fund is not required,
however, to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

     The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the

Federal National Mortgage Association and by the Federal Home Loan
Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.


      While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

      The Fund may engage in the "dollar roll" transactions described on page
34


      The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

      In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.


The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S.
The Short            government bonds that have average lives of three years or
Maturity             less. This Fund invests at least 80% of its assets in U.S.
Government Fund      government  securities with average lives, at the time of
invests in U.S.      purchase, of three years or less. The remainder of the
government bonds     Fund's assets may be invested in U.S. government
with limited         securities with other maturities. The dollar-weighted
maturities           average maturity of the Fund's portfolio is less than
                     three years. The U.S. government securities in which the
Fund invests include the same types of securities in which the Government Securities Fund will invest. The Fund seeks to achieve a higher yield than is available on money market instruments, or certificates of deposit with maturities of one year or less; however, there can be no assurance that the Fund's yield or total return will in fact be higher than these alternatives.


     The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short Maturity Government Fund may make unlimited investments in mortgage-backed U.S. government securities.

     These mortgage-backed U.S. government securities may include pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

      While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.


     The Fund may engage in the "dollar roll" transactions described on page
34.


     In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.


     The Fund is not guaranteed or insured by the U.S. government, and the value of the Fund's shares will fluctuate.

The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by
The Money Market     investing primarily in short-term direct obligations of
Fund invests         the U.S. Treasury. These obligations include U.S. Treasury
primarily in         bills, notes and bonds with remaining maturities of 397
short-term U.S.      days or less. The Fund may also invest up to 25% of its
Treasury             total assets in repurchase agreements with respect to U.S.
securities           Treasury securities, and up to 10% of its total assets in
                     shares of institutional money market funds which invest
primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may earn less income than funds owning longer-term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.


     The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

     In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.

General Information Relevant to the Investment Practices of the Funds, and Associated Risks

We cannot guarantee that any Fund's investment objective will be achieved.

You can find additional information about the securities and investment techniques used by the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus.

You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Service Company at P.O. Box 1499, Montpelier, VT 05601-1499.


Information Relevant to the Equity Funds

Stock Market and Selection Risk. The Flex Cap Opportunity, Small Company, Mid
                     Cap Growth,  Core Mid Cap,  International Equity,
Risks you face       Growth Index, Common Stock, Balanced and Capital Funds
by investing in      are subject to stock market and selection risk. Stock
the Equity Funds     market risk is the risk that the stock market will go
                     down in value, including the possibility that the market
will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel Advisors, INVESCO or Evergreen select will underperform that stock market or other funds with similar investment objectives and investment strategies.

Risks of Stocks of Smaller Companies. The stocks of small and midsized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.


Risks of Growth Stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

Investment Style Risk. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks." The Common Stock Fund and the equity portion of the Balanced Fund have more of a focus on "large capitalization value stocks", although they may also invest in growth stocks. The Mid Cap Growth Fund focuses on "mid capitalization growth stocks," while the Core Mid Cap Fund focuses on "mid capitalization" stocks, and within this category it will not necessarily focus on growth or value stocks, but will invest in both types in accordance with Sentinel Advisors' sense of which securities of both categories are more attractive at the time. The Small Company Fund focuses on the stocks of smaller companies. The equity portion of the Capital Markets Income Fund will likely focus on dividend paying stocks or convertible securities. The Flex Cap Opportunity Fund has considerable flexibility to invest in any or all of these groups. Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.

Tracking Error Risk. There are several reasons why the Growth Index Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.

Derivatives. The Equity Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. If an Equity Fund invests in derivative instruments, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund.

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Each Fund may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions, except that the Growth Index Fund may hold up to 20% of its total assets in derivative instruments, and the Capital Markets Income Fund may write covered call options against its equity securities without limit, as described above. The Funds are not required to use hedging and may choose not to do so.


Risks of Investing in Foreign Securities
The International Equity Fund, and to a lesser extent the Capital Markets
                     Income Fund, invest in securities traded in foreign
Risks applicable     markets and denominated in foreign currencies. The Small
most directly to     Company, Mid Cap Growth, Core Mid Cap, Growth Index,
the International    Common Stock, Balanced, High Yield Bond and Bond Funds
Equity Fund and      may invest in securities of foreign issuers, although
the foreign portion  only where they are trading in the United States (or in
of the Capital       the case of the High Yield Bond and Bond Funds, on the
Markets Income       Eurodollar market), and only where trading is denominated
Fund                 in U.S. dollars.

     Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     With respect to the Funds' investments in Europe, any adverse developments in connection with the ongoing development of the European Economic and Monetary Union ("EMU") could potentially destabilize EMU. Such destabilization could adversely affect the Funds' European investments.


Risks of Holding Fund Assets Outside the United States. The International Equity and Capital Markets Income Funds generally hold their foreign securities outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the International Equity Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Emerging Markets Risk. The International Equity Fund may invest up to 15% of its total assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Information Regarding the
S&P 500/BARRA Growth Index
The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Information Relevant to the Fixed-Income Funds. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations.

     The Capital Markets Income, Bond, Tax-Free Income and New York Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors or Evergreen will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors or Evergreen will consider, among other things, the market price, credit risk, and general market conditions.

Risks of Lower Quality Bonds. The High Yield Bond Fund may invest without limitation, the Capital Markets Income Fund may invest
Lower quality         up to 35% of total assets, and the Bond Fund and the bond
bonds are more        portion  of the Balanced Fund may invest up to 20% of
risky than highly     total assets, in lower rated bonds. The Tax-Free Income
rated bonds           and New York Funds may invest up to 5% of total assets
                      in lower quality bonds. Because of the increased risk of
default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

     Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower rated bonds are more speculative and likely to default than higher quality bonds.

     Lower rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

Zero Coupon and Similar Bonds. The High Yield Bond, Capital Markets Income and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Restricted and Illiquid Securities. The High Yield Bond, Capital Markets Income and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Bond Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.

Portfolio Turnover. In the fiscal year ended November 30, 2004, the Fixed-Income Funds shown below had the following rates of portfolio turnover:

High Yield Bond Fund...........................78%
Capital Markets Income Fund...................136%
Bond Fund.....................................350%
Government Securities Fund....................473%
Short Maturity Government Fund................136%

     In addition, the Balanced Fund had portfolio turnover of 61% for the equity portion, and 483% for the bond portion. These Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.

Dollar Rolls. The Balanced, Capital Markets Income, Bond, Government Securities and Short Maturity Government Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income.

Derivatives. The Fixed-Income Funds may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, so long as such other investments do not have the effect of leveraging portfolio risk. If a Fixed-Income Fund invests in derivatives, including swaps, and options and futures on fixed income securities and indices of fixed income securities, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction (including swaps and over-the-counter options) will be unable to honor its financial obligation to the Fund,

o in the case of hedging uses, the derivative instrument will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

None of the Fixed-Income Funds will purchase and sell futures or options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets. The Funds are not required to use hedging and may choose not to do so.


Information Relevant to the Tax-Exempt Funds
Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes will comprise less than 20% of each of the Tax-Free Income, New York and Pennsylvania Funds' total assets.

Taxability Risk. Each Tax-Exempt Fund intends to minimize the payment of taxable income to shareholders by investing in municipal bonds in reliance on an opinion of bond counsel that the interest paid will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Tax-Exempt Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that an affected Tax-Exempt Fund pay taxes on such interest and, if the Fund agrees to do so, its yield could be adversely affected. If any municipal bond held by a Tax-Exempt Fund is deemed to pay interest subject to Federal income tax, the affected Fund will dispose of the security as soon as practicable.

Possible Taxability of Temporary Defensive Investments.
If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments.

     The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.


Information Relevant to the New York and
Pennsylvania Funds
Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities and the municipal bond market of that area than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state or issuers within the state may be weakened, and the net asset value of the Funds' shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

     The September 11th terrorist attack had a more devastating impact on the New York economy than on any other state. However, there is evidence that the New York economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. In every year, many uncertainties exist in the forecast of the national and State economies. Chief among the specific risks to the State economy is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

     Pennsylvania has historically been identified as a heavy industry state. That reputation has changed over the last thirty years and the Commonwealth's business environment readjusted to reflect a more diversified economic base. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Although Commonwealth revenues exceeded the budget estimate for fiscal year 2004 by 2.9%, and revenues for fiscal year 2005 are ahead of budget, the Pennsylvania Budget Secretary noted in his mid-fiscal year 2005 budget briefing that Pennsylvania is among many states grappling with rising costs and slower growth in revenues. He noted that the 2003-04 and 2004-05 General Fund budgets would have been in deficit if the Commonwealth had not received emergency federal "fiscal-relief" funding in both of those years.

     Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.



Information Relevant to All Funds

Temporary Defensive Positions.  Each of the Funds, other than the Government
                     Securities Fund, the Short Maturity Government Fund and
Periodically the     the U.S. Treasury Money Market Fund, may be less-than-
Funds may be         fully invested in securities called for by its principal
less than fully      investment strategies at any time. If the investment
invested             advisor feels that it is necessary under adverse market
                     conditions to take a temporary defensive position, these
Funds may depart significantly or completely from their principal investment strategies. If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U. S. government securities, high quality money market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

Repurchase Agreements. All of the Funds may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. For more information about repurchase agreements, please refer to the Statement of Additional Information.




Purchase Options


The Balanced Fund offers Class A, Class B, Class C and Class D shares.

The Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, High Yield Bond and Capital Markets Income Funds offer Class A, Class B and Class C shares.

The Bond Fund offers Class A shares and Class B shares.

The Short Maturity Government Fund offers Class A and Class S shares.

The Tax-Free Income, New York, Pennsylvania and Government Securities Funds offer only Class A shares.

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC, if none of the waivers listed on page 45 apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.

Small Company Fund Closing. The Sentinel Small Company Fund (the "Small Company Fund") closed to new investors on June 1, 2004. All share classes of the Small Company Fund closed to new investors. In addition, shareholders of the other Sentinel Funds are not permitted to exchange shares of other Sentinel Funds for shares of the Small Company Fund. Management believes it is in the best interests of the Small Company Fund's shareholders to reduce the volume and pace of assets moving into the Small Company Fund.

You may continue to purchase shares of the Small Company Fund if:

1. You are an existing shareholder of the Small Company Fund at the time of the closing of the Fund.

2. You make your investment within an omnibus account which existed at the time of the closing of the Fund.

3. You are investing through a qualified defined contribution retirement plan (for example, 401(k) plans, 403(b) plans, or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts.

4. You are investing through a registered investment advisor or a wrap fee program at a broker-dealer which had, at the time of the closing of the Fund, established a clearing platform through which the investments in the Fund are made.

5. You make your investment through a trust account held by American Guaranty & Trust Company.

  -----------------------------------------------------------------------
  You can compare the differences among the classes of shares using the tables below.
                                   Total 12b-1 Fee,
                       Service     Including Service   Conversion
  Class  Sales Charge  Fee         Fee                 Feature
  ------ ------------- ----------- ------------------- ------------------
  A      Maximum       Maximum     Maximum of 0.30%    None
         5.00%         of 0.20%    (Maximum 0.20%
         initial       (Maximum    for fixed-income
         sales         of 0.10%    funds and the
         charge        for         Growth Index Fund)
         (Maximum 4%   fixed-income
         for           funds)
         fixed-income
         funds, and
         2.5% for
         the Growth
         Index Fund)
  ------ ------------- ----------- ------------------- ------------------
  B      CDSC of up    0.25%       1.00%               Class B Shares
         to 4.00%                  (0.75% for the      convert to Class
         (2.50% for                Growth Index Fund)  A Shares
         the Growth                                    automatically
         Index Fund)                                   after the
         for a                                         applicable CDSC
         maximum of                                    period
         six years
  ------ ------------- ----------- ------------------- ------------------
  C      CDSC of       1.00%       1.00%               No
         1.00% for     (beginning
         the first     after the
         year only     first
                       year)
  ------ ------------- ----------- ------------------- ------------------
  D      CDSC of up    None        0.75%               Class D Shares
         to 6% for                                     convert to Class
         seven years                                   A Shares
                                                       automatically at
                                                       the end
                                                       of the
                                                       tenth year
                                                       after purchase

    The Balanced and Capital Markets Income Funds are each considered to be equity funds and not as "fixed income funds" for purposes of the maximum initial sales charge on Class A shares, which is 5% for each of these Funds, and the maximum service fee, which is 0.20% for the Class A shares for each of these Funds, so that the total 12b-1 fee for the Class A shares of each of these Funds is 0.30%.
  -----------------------------------------------------------------------
  The Short Maturity Government Fund offers Class A and Class S Shares as described below.
                                   Total 12b-1 Fee,
                       Service     Including Service   Conversion
  Class  Sales Charge  Fee         Fee                 Feature

  ------ ------------- ----------- ------------------- ------------------
  A      Maximum       Maximum     Maximum of 0.35%    None
         1.00%         of 0.25%
         initial
         sales charge
  ------ ------------- ----------- ------------------- ------------------
  S      None          None        0.75%               None
  ------ ------------- ----------- ------------------- ------------------
  -----------------------------------------------------------------------

  The U.S. Treasury Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

  More detailed information about each class of shares is included in the descriptions of each class below.

  If you hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

Things to Think About When Choosing
Which Share Class to Buy

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you.

Factors you should consider include:

o    the amount of the investment,

o    the intended length of the investment,

o    the type of Fund you want,

o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and

o    whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem. Class B shares ultimately convert to Class A shares, so long-term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.

Purchase and Exchange Considerations
There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $999,999. The maximum purchase of Class D shares of the Balanced Fund is $250,000.

     You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Flex Cap Opportunity, Small Company (not currently available for exchanges -- see "Purchase Options -- Small Company Fund Closing" above), Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond, Capital Markets Income, Bond and Money Market Funds. For Class C shareholders, only the Class C shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond and Capital Markets Income Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund. Class S shares of Short Maturity Government Fund, after remaining in an account for 90 days, may be exchanged into the Class A shares of another Fund, but shares originally purchased as Class S shares may never be exchanged into the Class A shares of Short Maturity Government Fund, nor may they be exchanged into the Class B, Class C or Class D shares of any Fund.

     Certain brokers or agents may charge additional fees in connection with transactions in Fund shares. The Advisor, Sentinel Financial or their affiliates intend to make payments out of their own resources to selected broker-dealers, banks and other financial intermediaries for providing services intended to result in the sale of Fund shares, for shareholder servicing activities or other activities linked to the distribution of Fund shares. See "Payments to Dealers" and "The Fund Services Agreements" in the Statement of Additional Information.

Class A Shares
Class A shares        For all purchases of Class A shares, you pay the public
are generally         offering price, which includesthe front-end sales charge,
subject to a          next computed after we receive your order. The sales
front-end sales       charge ranges from 5.0% of the offering price (5.3% of
charge                the net amount invested) to zero. Your sales charge will
                      depend on the size of your purchase.


------------------------------------------------------------------------------
Sales Charges
------------------------------------------------------------------------------

Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced and Capital Markets Income Funds:

                      Sales charge as
                      a percentage of:
                      -----------------
                                net
                      offering  amount    Dealer
Sale Size             price     invested  Reallowance
--------------------  --------- --------- ------------
$0 to $99,999         5.00%     5.26%     4.50%
--------------------  --------- --------- ------------
$100,000 to $249,999  4.00%     4.17%     3.75%
--------------------  --------- --------- ------------
$250,000 to $499,999  2.50%     2.56%     2.25%
--------------------  --------- --------- ------------
$500,000 to $999,999  2.00%     2.04%     1.75%
--------------------  --------- --------- ------------
$1,000,000 or more    -0-       -0-       -0-
--------------------  --------- --------- ------------
------------------------------------------------------

High Yield Bond, Bond, Tax-Free Income, New York,
Pennsylvania and Government Securities Funds:

                      Sales charge as
                      a percentage of:
                      -----------------
                                net
                      offering  amount    Dealer
Sale Size             price     invested  Reallowance
--------------------  --------- --------- ------------
$0 to $99,999         4.00%     4.17%     4.00%
--------------------  --------- --------- ------------
$100,000 to $249,999  3.50%     3.63%     3.25%
--------------------  --------- --------- ------------
$250,000 to $499,999  2.50%     2.56%     2.25%
--------------------  --------- --------- ------------
$500,000 to $999,999  2.00%     2.04%     1.75%
--------------------  --------- --------- ------------
$1,000,000 or more    -0-       -0-       -0-
--------------------  --------- --------- ------------
------------------------------------------------------

Growth Index Fund
                      Sales charge as
                      a percentage of:
                      -----------------
                                net
                      offering  amount    Dealer
Sale Size             price     invested  Reallowance
--------------------  --------- --------- ------------
$0 to $499,999        2.50%     2.56%     2.25%
--------------------  --------- --------- ------------
$500,000 to $999,999  2.00%     2.04%     1.75%
--------------------  --------- --------- ------------
$1,000,000 or more    -0-       -0-       -0-
--------------------  --------- --------- ------------
------------------------------------------------------

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge.

------------------------------------------------------------------------------

There is no sales charge on purchases of shares of the Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Small Company, Mid Cap Growth, Core Mid Cap, Common Stock, and Balanced Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.0% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a 1% CDSC if redeemed within one year, or .5% if redeemed in the second year. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described on page 45. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges
You can              Sales charges on Class A shares may be reduced or
receive a            eliminated in certain reduced situations. Please note
reduced              that to take advantage of any or eliminated sales charge,
sales                you must advise Sentinel Service, Sentinel Financial or
charge for           your representative of your eligibility at the time of
a number             purchase, and provide any necessary information about the
of                   accounts involved.
reasons

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no load initial investments in the Money Market Fund) of $100,000 ($500,000 in the case of the Growth Index Fund). You may qualify for quantity discounts based on the current offering price of the total of all classes of shares purchased at any time in the past, if such purchases were made by you, your spouse or minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. If you notify Sentinel

Service that you have purchased a Sentinel Advantage Variable Annuity contract issued by National Life Insurance Company prior to a Sentinel Funds purchase, the Funds will count the current value of your investments in your Sentinel Advantage Variable Annuity as if they were investments in the Funds for purposes of the right of accumulation. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

     In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Service, Sentinel Financial or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. You should also inform such person of any investments you own in a Sentinel Advantage Variable Annuity contract issued by National Life Insurance Company. Your financial adviser or other financial intermediary may request documentation -- including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children -- from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Service and/or your financial adviser or other financial intermediary may not be able to maintain this information.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no load investments in the Money Market Fund) that include Class A shares, and if the total of the offering price of all such investments is $100,000 or more ($500,000 or more in the case of the Growth Index Fund) over a period of 13 months (30 months in the case of corporate qualified plans). You may use a letter of intent to obtain a reduced CDSC for Class B shares if you plan to make investments (other than initial no load investments in the Money Market
Fund) that include Class B shares, and if the total of the offering price of all such investments is $250,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). If you notify Sentinel Service, we will count the current value of your investments in a Sentinel Advantage Variable Annuity contract toward the intended purchases under the letter of intent. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.



Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

o    current and former Directors of the Funds and predecessors to the Funds;

o current and former employees and Directors of the general partners of Sentinel Advisors and their affiliates, and for National Life Insurance Company employee benefit plans;

o    directors, employees and clients of the Funds' sub-advisors;

o directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;

o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial;

o members of the immediate families of, or survivors of, all of these individuals;

o non-profit organizations with which any of these persons are actively involved; and

o    purchasers who are investing section 403(b) loan principal repayments.

Other Waivers of Front End Loads. We also waive the front end load where purchasers demonstrate that they are included in one of the following groups:

o investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor;

o clients of trust companies who have entered into an agreement with Sentinel Financial under which all their clients are eligible to buy Class A shares at net asset value;

o investments being transferred from individually managed trust accounts at American Guaranty & Trust Company (in this event, Sentinel Financial may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision);

o qualified pension, profit-sharing or other employee benefit plans that have entered into a record-keeping services agreement offered by Sentinel Service, which offer multiple fund family investment options; and

o qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.

     Sentinel Financial may pay dealers for monthly net sales of the Funds (other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows:
1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

     American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

     More information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com and in the Funds' Statement of Additional Information, which is available on request.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.


Distribution Plans
The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced and Capital Markets Income Funds, (b) 0.20% of average daily net assets in the case of the Growth Index, High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) 0.35% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial for expenses actually incurred in marketing the Funds.

     Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock,

Balanced and Capital Markets Income Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund shares purchased prior to March 1, 1993.

     The Capital Markets Income Fund and Core Mid Cap Fund Class A shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class A shares of the Capital Markets Income Fund and/or the Core Mid Cap Fund of less than 0.30%, for so long as National Life maintains its investment.

Class B Shares
For all purchases of Class B shares, you pay the current net asset value.
                      There is no initial sales charge. A CDSC will be imposed
There is no initial   on Class B shares (including Class B shares of the
sales charge on       Money Market Fund) if you redeem shares during the CDSC
Class B shares, but   period, unless you can use one of the CDSC waivers
they are subject to   listed on page 45.
a CDSC

CDSC. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:

-------------------------------------------------------------------------------

CDSC schedule - Class B shares

Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Common Stock, Balanced, High Yield Bond, Capital Markets Income and Bond Funds


                       CDSC Percentage
                       ------------------------------------
                       Year Since Purchase Payment Was Made
 Purchase amount        1st   2nd   3rd   4th    5th    6th
 --------------------  ------------------------------------
 up to $249,999        4%    4%    3%    2%    2%     1%
 --------------------  ------------------------------------
 $250,000 to $499,999  3.5%  3%    2%    1%    1%
 --------------------  ------------------------------------
 $500,000 to $999,999  3%    2%    1%    1%
 --------------------  ------------------------------------
 Growth Index
 Fund up to $500,000   2.5%  2.5%  2%    1.5%  1.25%  0.50%
 --------------------  ------------------------------------
 $500,000 to $999,999  2%    2%    1%    1%    -      -
 --------------------  ------------------------------------

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

     Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced initial sales charges on Class A shares.

Distribution Plan. The Class B shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond, Capital Markets Income and Bond Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, (0.75% for the Growth Index Fund) of which up to 0.25% shall be for service fees to broker-dealers. The Capital Markets Income Fund and Core Mid Cap Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the Capital Markets Income Fund and /or the Core Mid Cap Fund of less than 1.00%, for so long as National Life maintains its investment.

     The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999 ($500,000 for the Growth Index Fund), the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999 (except for the Growth Index Fund), the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):

Amount of Purchase      Broker-Dealer Payment
----------------------  ---------------------------------
                        All Funds other than   Growth
Payment                 Growth Index Fund      Index Fund
----------------------  ---------------------  ----------
Up to $249,999          4.0%                   2.5%
----------------------  ---------------------  ----------
$250,000 to $499,999    2.5%                   2.5%
----------------------  ---------------------  ----------
$500,000 to $999,999    2.0%                   2.0%
----------------------  ---------------------  ----------


Class B Shares of the U.S. Treasury Money Market Fund. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.

Phaseout of Class B Shares. The Funds currently expect to cease offering new Class B shares of all the Funds which currently offer Class B shares on April 1, 2006. However, Class B shares purchased prior to that time are expected to remain outstanding as Class B shares until they would normally convert to Class A shares, as described under "Conversion to Class A Shares", above. This could be as long as six years after the purchase date of the Class B shares.


Class C Shares
For all purchases of Class C shares, you pay the current net asset value.
                           There is no initial sales charge. A CDSC in the
There is no initial sales  amount of 1.00% of the purchase price will be
charge on Class C shares   imposed on Class C shares if you redeem shares
but they remain subject    during the first year after their purchase, unless
to higher ongoing fees     you can use one of the CDSC waivers listed on page
for the entire             45. Similar to the Class B shares, Class C shares
investment period          are subject to higher distribution fees than Class A
                           shares. However, since Class C shares never convert
to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield Bond and Capital Markets Income Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.


Class D Shares (Balanced Fund only)
                     For all purchases of Class D shares of the Balanced Fund
There is no initial  you pay the current net asset value. There is no initial
sales charge on      sales charge. A CDSC will be imposed on Class D shares
Class D shares, but (including Class A shares of the Money Market Fund, if they are subject to you exchange Class D shares into the Money Market Fund),
a CDSC               if you redeem shares during the seven years after their
                     purchase, unless you can use one of the CDSC waivers
listed on page 45.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:


CDSC schedule - Class D shares

                       CDSC Percentage
              -------------------------------------------
              Year Since Purchase Payment Was Made
             --------------------------------------------
 Purchase
 amount        1st   2nd  3rd   4th  5th   6th   7th
------------ --------------------------------------------
 Any amount   6%    6%   5%    4%   4%    3%    2%
------------ --------------------------------------------

The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC waivers, which are listed on page 45, are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.


Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares. The Balanced Fund Class D shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class D shares of the Balanced Fund of less than 0.75%, for so long as National Life maintains its investment.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agree-ments required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

Phaseout of Class D Shares of the Balanced Fund. The Funds currently expect to cease offering new Class D shares of the Balanced Fund on April 1, 2006. However, Class D shares of the Balanced Fund purchased prior to that time are expected to remain outstanding as Class D shares for ten years after the purchase date of the Class D shares.

Class S Shares (Short Maturity Government Fund only) No Initial Sales Charge.
                     For all purchases of Class S shares of the Short Maturity
There is no initial  Government Fund, you pay the current net asset value.
sales charge.        There is no initial sales charge. There is also no
There is also no     contingent deferred sales charge ("CDSC"). Class S shares
CDSC                 of the Short Maturity Government Fund are subject to
                     higher distribution fees than the Class A shares of the
Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its Class S shares, and services provided to shareholders. The Short Maturity Government Fund pays to Sentinel Financial a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. The entire distribution fee will be paid to the selling dealer. The distribution and service fees are higher than those that apply to Class A shares.

Minimum Investment. The minimum initial investment in the Class S shares of the Short Maturity Government Fund is $50,000.

Exchanges. If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

Waiver or Reduction of a CDSC
A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

5. The CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and

6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

     The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home. Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page 37.


     No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors if Sentinel Financial has not paid an initial commission to a selling dealer.


Other Matters Relating to
Distribution Of Fund Shares
Equity Services, Inc., Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are affiliates of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

     Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities.





How to Buy, Sell, Exchange
and Transfer Shares

Buying Shares

Important Information About Procedures for Opening a New Account.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial
There are several    institutions to obtain, verify, and record information
convenient ways to   that identifies each person who opens an account. What
buy shares           this means for you:

     When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

     The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and received by the Distributor prior to the close of its business day will be priced at the net asset value determined that day.


     For all Funds except the Growth Index, Capital Markets Income and Short Maturity Government Funds, the minimum initial investment is $1,000. The minimum initial investment for IRA and other qualified retirement accounts for all Funds is also $1,000. The minimum subsequent investment is $50.

     For the Growth Index and Capital Markets Income Funds, the minimum initial investment is $5,000 . The minimum subsequent investment is $100.

     For the Class A shares of the Short Maturity Government Fund, the minimum initial investment is $1,000. For the Class S shares of the Fund, the minimum initial investment is $50,000. The minimum subsequent investment is also $50.


     You may also invest in any Fund for as little as $50 ($100 for the Growth Index and Capital Markets Income Funds) using the Automatic Investment Plan. The Automatic Investment Plan, however, may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Purchasing Shares by Check
To purchase shares by check, make your check payable to "Sentinel
Administrative Service Company" and mail it to:

     Sentinel Administrative Service Company
     P.O. Box 1499
     Montpelier, VT 05601-1499

     To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

     Your purchase will be effected on the date Sentinel Service receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

Purchasing Shares by Wire
You may purchase shares by wiring federal funds directly to Sentinel Service on any day when both the New York Stock Exchange and Federal Reserve banks are open for business.

     To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete the shareholder identification process referred to above. Complete the application and return it promptly to Sentinel Service.

     Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders
As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Purchasing Shares Online
If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

Automatic Investment Plan
This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

Telephone Investment Service
This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service, or accessing our automated telephone system known as "OnCall 24."

Government Direct Deposit Privilege
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan
You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.


Selling Shares
You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day
You may sell your    your instructions are received, prior to 4:00 p.m. on a
shares in a number   day that the NYSE is open for business. If your shares
of convenient ways   are held by Sentinel Service, you can sell your shares
                     in the following ways:

By Mail
You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders
For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

Telephone Redemption
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, also limited to a maximum of $250,000.

     Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

     You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online Redemption
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

     Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

Telephone or Online Delays
During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement, although we have not experienced such problems in the past. If you experience difficulty contacting us by telephone or online, please write to Sentinel Service at P.
O. Box 1499, Montpelier, VT 05601-1499.

By Checkwriting
If you own Class A shares of the High Yield Bond, Bond, Capital Markets Income, Tax-Free Income, New York, Pennsylvania, Government Securities, Short Maturity Government or Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions.

     Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawals
You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates
If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares
Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.

     We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

     Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Certain Account Fees and Minimum Account Size
Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees
AG&T Custodial Accounts
  Annual Custodial Fee per Social Security Number......   $15.00
  Closeout Fee per Account.............................   $15.00
  Transfer of Assets per Transaction ..................   $25.00
Service Fees
  Express Mail Deliveries..............................   $15.00
  Federal Funds Wire...................................   $20.00
  Bounced check-writing checks ........................   $25.00
  Bounced check received for deposit ..................   $25.00
  Excessive Trading Fee................   2% of amount exchanged
                                          or redeemed

Services for Employee Benefit Plans
Sentinel Service offers participant record keeping services to employer sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

     Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.


Average Account Value     Fee Per Participating Account
$0 - $1,000...................................   $20.00
$1000 -  $2,999...............................   $10.00
$3,000 and over...............................   No Fee

Exchanges from One Fund to Another
You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Growth Index Fund and the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Shares of other Sentinel Funds also may not be exchanged into shares of the same class of the Growth Index Fund within the first 90 days after the initial purchase of those other Sentinel Fund shares.

     Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

     Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

     Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

     New purchases must remain in an account for 15 days before they can be exchanged to another Fund (this does not apply to initial purchases into the Money Market Fund). The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption instructions, discussed on page 48. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

     You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

Excessive Trading Policy
Excessive trading, or market timing, by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Funds have adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Fund other than the U.S. Treasury Money Market Fund (the "Money Market Fund") within a rolling twelve-month period), or that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed. The policy does not apply to transactions attributable to systematic exchanges or dollar cost averaging. The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for all such redemption requests.

Transfers of Ownership of Shares
When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.


How the Funds Are Priced

Net asset value for each Fund is calculated once each business day that the New
                     York Stock Exchange is open, at 4:00 p.m.
How the value of     Eastern Time, and becomes effective immediately upon its
Fund shares is       determination. The net asset value per share is computed
determined           by dividing the total value of the assets of each Fund,
                     less its liabilities, by the total number of each Fund's
outstanding shares. The Funds' investments are valued as shown below:

o Domestic equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

o Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's Board of Directors, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.

o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.

o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

     The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     In addition to events that occur between the close of the foreign markets and the Funds' determination of net asset value, which potentially affect the value of securities held by the International Equity Fund, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affect-ing securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster).

     The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes

When the Funds
pay dividends

The Funds Distribute their Net Investment Income as Follows:

Fund                                   Dividends Paid
Flex Cap Opportunity Fund...........         Annually
Small Company Fund..................         Annually
Mid Cap Growth Fund.................         Annually
Core Mid Cap Fund...................         Annually
International Equity Fund...........         Annually
Growth Index Fund...................         Annually
Common Stock Fund...................        Quarterly
Balanced Fund.......................        Quarterly
High Yield Bond Fund................          Monthly
Capital Markets Income Fund.........          Monthly
Bond Fund...........................          Monthly
Tax-Free Income Fund................          Monthly
New York Tax-Free Income Fund.......          Monthly
Pennsylvania Tax-Free Income Trust..          Monthly
Government Securities Fund..........          Monthly
Short Maturity Government Fund......          Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

     For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

     You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

     You will pay tax on dividends (other than "exempt-interest dividends" discussed below) and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and nonqualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     Dividends and interest received by the International Equity Fund and, to a lesser extent, the Small Company,

Mid Cap Growth, Core Mid Cap, Growth Index, Common Stock, Flex Cap Opportunity, Balanced, High Yield Bond, Capital Markets Income and Bond Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the International Equity Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Small Company, Mid Cap Growth, Core Mid Cap, Growth Index, Common Stock, Flex Cap Opportunity, Balanced, High Yield Bond and Bond Funds with respect to such taxes.

     By law, your dividends of ordinary income, capital gains, distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Tax-Free Income, New York and
Pennsylvania Funds

The Tax-Exempt Funds will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. Each of the Tax-Free Income, New York and Pennsylvania Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not excludable from gross income for federal income tax purposes. Additionally, some of the Funds' investments may subject certain investors to the federal alternative minimum tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any long-term capital gains distributed by these Funds will normally be taxable as capital gains. However, gain derived from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

     Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds will be exempt from New York State and New York City personal income tax, in addition to federal income taxes, for New York State and City residents. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds will be exempt from Pennsylvania personal income tax, in addition to federal income tax, for Pennsylvania residents.

     Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property taxes to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

     If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions (or value, in the case of personal property taxes) may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

There is a possibility that events occurring after the date of issuance of a security, or after a Tax-Exempt Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

     This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Sentinel Companies Privacy Policy


Maintaining the privacy of the information you share with us in the process of doing business with the Sentinel Companies* is extremely important to us. When you purchase a product or service from one of the Sentinel Companies, you enter into a relationship that is built upon - and largely dependent upon - mutual trust. We want to assure you that we strive to conduct business in ways that are always worthy of that trust. Maintenance of our privacy practices and policies is a critical component of that resolve and we want you to know that we are committed to maintaining the highest level of confidentiality with all the information we receive from you.

How and Why We Obtain Personal Information:
In the conduct of our business with you, we often need to collect what is known as "nonpublic personal information." This is information about you that we obtain in connection with providing a financial product or service to you. The Sentinel Companies may collect nonpublic personal information about you from:

o Applications or other forms, with information such as name, address, Social Security number, assets and income, employment status, birth date;

o Your transactions with us, our affiliates, or with others, such as account activity, payment history and products and services purchased;

o Visits to our website, including information from on-line forms and on-line information collecting devices commonly called "cookies".

     We or our representatives may also ask you for additional financial information in order to determine which products and services best meet your financial goals.

How We Protect Information:
We maintain strong safeguards to protect the information you have shared with us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. All employees are required to comply with our established confidentiality procedures and policies.

     We consider any nonpublic personal information that is provided to any representative of the Sentinel Companies in the course of a business transaction as being completely confidential.

     We may also disclose all of the information described above to our affiliates in order to conduct business, such as providing services, account maintenance or information about other products and services offered by our affiliates. Our affiliates may include insurance companies, broker-dealers, investment advisors, investment companies, registered representatives, trust companies, insurance agents and brokers.

     In addition, we may disclose all of the information above to third parties with which we contract for services, as permitted by law. We will contractually require these third parties to protect your information. Examples of these organizations include the following:

o Third parties that administer and support our products and services (such as third party administrators, printing companies, system vendors, consultants);

o Financial service entities (such as broker-dealers, insurance agents and brokers, banks, investment companies, registered representatives, investment advisors or companies that perform marketing services on our behalf or our affiliates' behalf).

     We may disclose all of the information above under certain circumstances to government agencies and law enforcement officials (for examples, to help us prevent fraud or as may be required by law).

Our Commitment to Confidentiality:
We will not sell nonpublic personal information about you, our customers - or our former customers, nor will we disclose it to anyone, unless we have previously informed you in disclosures or agreements, have been authorized by you, or are permitted to do so by law.

     We restrict access to nonpublic personal information to those employees and associates who need that information in order to provide products or services to you.

     If you decide to close your accounts or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.

The Sentinel Companies have a long history of dealing with confidential information in ways that are designed to assure your privacy.

     We are committed to consistently maintaining the high-est standards for protecting the information you share with us, and ensuring the privacy of all our customers.

*This Privacy Notice applies to all of the accounts held or serviced by the following companies:


The Sentinel Funds
Sentinel Financial Services Company
Sentinel Administrative Service Company


Management of the Funds


Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board
INVESCO acts         of Directors of Sentinel Group Funds,  Inc. (for all Funds
as subadvisor to     except the Pennsylvania Fund) and the Board of Trustees of
the International    Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors
Equity Fund          has the responsibility  for making all investment
                     decisions for the Funds, except where it has retained a
subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained INVESCO as the subadvisor to manage the
Evergreen acts       investments of the International Equity Fund, and
as subadvisor to     Evergreen Investment Management Company as the subadvisor
the High Yield       to manage the nvestments of the High Yield Bond Fund and
Bond Fund and the    the Capital Markets Income Fund. Sentinel Advisors is a
Capital Markets      partnership of affiliates of National Life Insurance
Income Fund          Company and Penn Mutual Life Insurance Company. Its
                     principal business address is National Life Drive,
Montpelier, Vermont 05604. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

     The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors' fees, which were, for the fiscal year ended November 30, 2004 [(except for the Core Mid Cap Fund, for which the contract became effective March 29, 2004, so that the table shows the fee rate for the period March 29, 2004 to November 30, 2004, and except for the Flex Cap Opportunity Fund, for which the management fee was 0.90% of average daily net assets for the period from December 1, 2003 to December 31, 2003 and was reduced to 0.75% of average daily net assets effective January 1, 2004) equal to the following percentages of the Funds' average daily net assets]:

Flex Cap Opportunity Fund...............       0.76%
Small Company Fund......................       0.58%
Mid Cap Growth Fund.....................       0.58%
Core Mid Cap Fund.......................       0.75%
International Equity Fund...............       0.58%
Growth Index Fund.......................       0.30%
Common Stock Fund.......................       0.55%
Balanced Fund...........................       0.58%
High Yield Bond Fund....................       0.73%
Capital Markets Income Fund.............       0.60%
Bond Fund...............................       0.50%
Tax-Free Income Fund....................       0.50%
New York Tax-Free Income Fund...........       0.50%
Pennsylvania Tax-Free Trust.............       0.55%
Government Securities Fund..............       0.50%
Short Maturity Government Fund..........       0.50%
U.S. Treasury Money Market Fund.........       0.40%

     Sentinel Advisors currently waives all or a portion of its advisory fees for the Growth Index Fund. Reimbursement policies were in place for the New York Tax-Free Income and Short Maturity Government Funds for all or a portion of the fiscal year ended November 30, 2004; however, these reimbursement policies were discontinued effective March 30, 2004 and February 28, 2005, respectively. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) for these Funds, which benefited from reimbursements paid in the fiscal year ended November 30, 2004, after taking these waivers into account, were as follows:

Growth Index Fund.......................       0.14%
New York Tax-Free Income Fund...........       0.46%
Short Maturity Government Fund..........       0.34%

Portfolio Managers
Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Christian W. Thwaites, the President and Chief Executive Officer of Sentinel Advisors, is also the President & Chief Executive Officer of NL Capital Management, Inc. and Executive Vice President of National Life. Mr. Thwaites joined National Life in 2005, following the retirement of Rodney A. Buck after 32 years with Sentinel Advisors and National Life. Prior to joining Sentinel Advisors and

National Life, Mr. Thwaites was Chief Executive Officer of Skandia Global Markets in Shelton, Connecticut from 1996 to 2004. There are four investment management teams: an Equity Value Team, headed by Daniel J. Manion, Senior Vice President of Sentinel Advisors; a Growth Team, headed by Robert L. Lee, Senior Vice President of Sentinel Advisors; a Small Company Team, headed by Charles C. Schwartz, Senior Vice President of Sentinel Advisors; and a Fixed Income Team, co-headed by David M. Brownlee and Thomas H. Brownell, both Senior Vice President of Sentinel Advisors.

     Each of Messrs., Brownell, Manion, Lee, Schwartz and Brownlee is a Chartered Financial Analyst. Mr. Brownell has been associated with Sentinel Advisors and National Life since 1992, and is currently also Senior Vice President and Chief Investment Officer of National Life; Mr. Lee and Mr. Brownlee have each been associated with Sentinel Advisors since 1993; Mr. Manion joined Sentinel Advisors in 1993; and Mr. Schwartz joined Sentinel Advisors in 1996.

     The Common Stock Fund is managed by the Equity Value Team, led by Mr. Manion. Mr. Manion joined SAC in 1993. He has been a co-manager of the Sentinel Common Stock Fund since 1994, and a member of the team managing the Sentinel Balanced Fund for a number of years. He took over as lead manager of the Common Stock Fund and the equity portion of the Balanced Fund in 2004. Mr. Manion is also the Director of Equity Research for SAC. He has a total of 17 years of experience as an investment professional, and holds the Chartered Financial Analyst designation. Mr. Lee has been the portfolio manager for the Mid Cap Growth Fund since November, 1993 and for the Flex Cap Opportunity Fund since the termination of the subadvisory relationship with Alger on December 31, 2003. The Growth Index Fund is managed by Peter W. Lert, Ph.D. Mr. Lert has been a Vice President of SAC since 2004. Prior to joining Sentinel Advisors, he was an investment professional with State Street Global Advisors from 2002 to 2003, and with Fidelity Investments from 1992 to 2002. Mr. Lert holds the Chartered Financial Analyst designation. The Small Company Fund and the Core Mid Cap Fund are managed by Mr. Schwartz. He has been with SAC since 1996 and has been a key member of the Small Company Team since 1999. He took over the portfolio manager role for the Small Company and Core Mid Cap Funds in 2004. He has a total of 13 years of experience as an investment professional, and holds the Chartered Financial Analyst designation.

     The Balanced Fund is managed by a team led by Mr. Manion with respect to the equity portion, and by Mr. Brownlee with respect to the fixed income portion.

     The portfolio manager of the Bond, Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio manager of the Money Market Fund is Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.

     Erik B. Granade, Chief Investment Officer of INVESCO, has been the lead manager of the International Equity Fund since June 1994. Mr. Granade is a Chartered Financial Analyst. He has been with INVESCO since 1996. Michele T. Garren has been the fund's co-manager since 1997, when she joined INVESCO. Ms. Garren is a Chartered Financial Analyst. Other portfolio managers for the International Equity Fund include Ingrid E. Baker, W. Lindsay Davidson and Kent A. Starke. Mr. Davidson is a Managing Director of INVESCO, and has been with INVESCO since 1984. Ms. Baker is a Portfolio Manager, who joined INVESCO in 1999. Mr. Starke is also a Portfolio Manager. He joined INVESCO in 1992.

     The portfolio manager for the High Yield Bond Fund is Dana Erikson, Managing Director and Head of the High Yield Team at Evergreen. Mr. Erikson is a Chartered Financial Analyst, and has been the lead portfolio manager for the High Yield Bond Fund since March 1, 2004. He joined Evergreen in 1996. Mr. Erikson also manages the Capital Markets Income Fund, along with Sujatha Avutu, Managing Director at Evergreen, and Edgardo Sternberg, Director at Evergreen. Mr. Erikson has managed the Capital Markets Income Fund since March 1, 2004, and has overall responsibility for the management of the Fund. Ms. Avutu is a Chartered Financial Analyst and has been a co-manager of the Capital Markets Income Fund, responsible for the equity portion of the Fund's portfolio, since the Fund's inception. She joined Evergreen in 1999. Mr. Sternberg has been a co-manager of the Capital Markets Income Fund, responsible for the emerging markets and international fixed income portion of the Fund's portfolio, since March 1, 2004. He joined Evergreen in 1997.

     For the portfolio manager(s) of each Fund other than the Money Market Fund, the Funds' Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

Performance Data
The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges. The Fixed-Income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

     The Funds also may compare their performance to relevant indices in advertisements. The Equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P 500/BARRA Growth Index, and the Russell 2000 Index. The International Equity Fund may compare its performance to the "EAFE" (Europe, Australia, Far
East) Index. The High Yield Bond Fund may compare its performance to the Chase Manhattan Bank Index. The Fixed-Income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

     The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.


Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. No information is shown for the Class S shares of Short Maturity Government Fund, since it began operations on March 4, 2005.

                                                                Income From Investment Operations
                                                                -------------------------------------

                                                                                   Net gains or
                                                                                   losses on
                       Fiscal                Net asset       Net                   securities
                       year                  value,          investment            (both realized        Total from
Fund/                  (period               beginning       income                and                   investment
Share Class            ended)                of period       (loss)                unrealized)           operations
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Flex Cap               02/25/00-11/30/00(A)    $   10.00     $           (0.02)    $           (3.90)     $          (3.92)
Opportunity            11/30/01                     6.08                 (0.04)                (1.11)                (1.15)
Class A                11/30/02                     4.93                 (0.06)                (1.35)                (1.41)
                       11/30/03                     3.52                 (0.05)                 0.86                  0.81
                       11/30/04                     4.33                 (0.05)                 0.30                  0.25
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Flex Cap               02/25/00-11/30/00(A)    $   10.00     $           (0.08)    $           (3.89)     $          (3.97)
Opportunity            11/30/01                     6.03                 (0.09)                (1.09)                (1.18)
Class B                11/30/02                     4.85                 (0.10)                (1.33)                (1.43)
                       11/30/03                     3.42                 (0.10)                 0.84                  0.74
                       11/30/04                     4.16                 (0.08)                 0.28                  0.20
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Flex Cap               02/25/00-11/30/00(A)    $   10.00     $           (0.08)    $           (3.88)     $          (3.96)
Opportunity            11/30/01                     6.04                 (0.09)                (1.10)                (1.19)
Class C                11/30/02                     4.85                 (0.09)                (1.32)                (1.41)
                       11/30/03                     3.44                 (0.09)                 0.83                  0.74
                       11/30/04                     4.18                 (0.08)                 0.28                  0.20
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Small                  11/30/00                $    5.74     $               -     $            2.00      $           2.00
Company                11/30/01                     7.02                     -                  0.33                  0.33
Class A                11/30/02                     5.61                 (0.02)                (0.37)                (0.39)
                       11/30/03                     5.17                 (0.02)                 1.59                  1.57
                       11/30/04                     6.74                 (0.02)                 1.19                  1.17
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Small                  11/30/00                $    5.51     $           (0.06)    $            1.91      $           1.85
Company                11/30/01                     6.64                 (0.05)                 0.30                  0.25
Class B                11/30/02                     5.15                 (0.06)                (0.35)                (0.41)
                       11/30/03                     4.69                 (0.07)                 1.44                  1.37
                       11/30/04                     6.06                 (0.08)                 1.07                  0.99
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Small                  07/09/01-11/30/01(B)    $    5.43     $           (0.03)    $            0.18      $           0.15
Company                11/30/02                     5.58                 (0.07)                (0.37)                (0.44)
Class C                11/30/03                     5.09                 (0.06)                 1.55                  1.49
                       11/30/04                     6.58                 (0.08)                 1.16                  1.08
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Mid Cap                11/30/00                $   17.80     $           (0.19)    $            2.54      $           2.35
Growth                 11/30/01                    18.97                 (0.14)                (4.06)                (4.20)
Class A                11/30/02                    12.63                 (0.09)                (2.22)                (2.31)
                       11/30/03                    10.32                 (0.10)                 3.42                  3.32
                       11/30/04                    13.64                 (0.12)                 1.45                  1.33
-------------------    ------------------    ------------    ------------------    ------------------    ------------------
Mid Cap                11/30/00                $   17.43     $           (0.39)    $            2.53      $           2.14
Growth                 11/30/01                    18.39                 (0.27)                (3.91)                (4.18)
Class B                11/30/02                    12.07                 (0.20)                (2.11)                (2.31)
                       11/30/03                     9.76                 (0.22)                 3.20                  2.98
                       11/30/04                    12.74                 (0.24)                 1.35                  1.11
-------------------    ------------------    ------------    ------------------    ------------------    ------------------




                                                              Less Distributions
                                                              ------------------

                             Dividends                                             Net asset                   Net assets
                             (from net         Distributions                       value,        Total         at end of
Fund/                        investment        (from realized    Total             end of        return*       period
Share Class                  income)           gains)            distributions     period        (%)           (000 omitted)
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Flex Cap                     $            -     $           -     $           -     $   6.08        (39.20) ++  $      31,303
Opportunity                               -                 -                 -         4.93        (18.91)            27,213
Class A                                   -                 -                 -         3.52        (28.60)            17,000
                                          -                 -                 -         4.33         23.01             21,253
                                          -                 -                 -         4.58          5.77             21,817
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Flex Cap                     $            -     $           -     $           -     $   6.03        (39.70) ++  $      15,602
Opportunity                               -                 -                 -         4.85        (19.57)            12,841
Class B                                   -                 -                 -         3.42        (29.48)             7,775
                                          -                 -                 -         4.16         21.64              9,099
                                          -                 -                 -         4.36          4.81              8,466
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Flex Cap                     $            -     $           -     $           -     $   6.04        (39.60) ++  $       4,940
Opportunity                               -                 -                 -         4.85        (19.70)             3,887
Class C                                   -                 -                 -         3.44        (29.07)             2,530
                                          -                 -                 -         4.18         21.51              2,899
                                          -                 -                 -         4.38          4.78              2,655
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Small                        $            -     $        0.72     $        0.72     $   7.02         39.48      $     156,484
Company                                   -              1.74              1.74         5.61          6.85            211,052
Class A                                   -              0.05              0.05         5.17         (7.03)           310,172
                                          -                 -                 -         6.74         30.37            689,720
                                          -              0.09              0.09         7.82         17.54          1,063,847
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Small                        $            -     $        0.72     $        0.72     $   6.64         38.27      $      25,733
Company                                   -              1.74              1.74         5.15          5.77             42,110
Class B                                   -              0.05              0.05         4.69         (8.06)            58,931
                                          -                 -                 -         6.06         29.21            102,522
                                          -              0.09              0.09         6.96         16.52            144,580
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Small                        $            -     $           -     $           -     $   5.58          2.76  ++  $       1,890
Company                                   -              0.05              0.05         5.09         (7.97)            25,153
Class C                                   -                 -                 -         6.58         29.27             90,383
                                          -              0.09              0.09         7.57         16.58            165,175
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Mid Cap                      $            -     $        1.18     $        1.18     $  18.97         13.85      $     206,488
Growth                                    -              2.14              2.14        12.63        (24.45)           148,973
Class A                                   -                 -                 -        10.32        (18.29)           109,161
                                          -                 -                 -        13.64         32.17            137,019
                                          -                 -                 -        14.97          9.75            147,021
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------
Mid Cap                      $            -     $        1.18     $        1.18     $  18.39         12.88      $      42,310
Growth                                    -              2.14              2.14        12.07        (25.20)            33,322
Class B                                   -                 -                 -         9.76        (19.14)            24,321
                                          -                 -                 -        12.74         30.53             28,615
                                          -                 -                 -        13.85          8.71             26,608
-------------------          ---------------   ---------------   ---------------   ----------    ----------    ---------------




                                                           Ratios/Supplemental Data
                                                           -------------------------

                                                                                          Ratio of net
                                               Ratio of                                   investment
                                               expenses to              Ratio of net      income (loss)
                             Ratio of          average net              investment        to average net
                             expenses to       assets before            income (loss)     assets before            Portfolio
Fund/                        average net       voluntary expense        to average net    voluntary expense        turnover
Share Class                  assets (%)        reimbursements**(%)      assets (%)        reimbursements**(%)      rate (%)
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Flex Cap                               1.55 +                   1.55 +           (0.37)+                  (0.37)+        122 ++
Opportunity                            1.75                     1.75             (0.80)                   (0.80)         109
Class A                                1.80                     1.80             (1.34)                   (1.34)         197
                                       1.97                     1.97             (1.37)                   (1.37)         170
                                       1.76                     1.76             (1.04)                   (1.04)         191
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Flex Cap                               2.42 +                   2.42 +           (1.28)+                  (1.28)+        122 ++
Opportunity                            2.71                     2.71             (1.75)                   (1.75)         109
Class B                                2.89                     2.89             (2.43)                   (2.43)         197
                                       3.21                     3.21             (2.61)                   (2.61)         170
                                       2.81                     2.81             (2.10)                   (2.10)         191
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Flex Cap                               2.28 +                   2.28 +           (1.15)+                  (1.15)+        122 ++
Opportunity                            2.66                     2.66             (1.70)                   (1.70)         109
Class C                                2.68                     2.68             (2.22)                   (2.22)         197
                                       2.96                     2.96             (2.37)                   (2.37)         170
                                       2.74                     2.74             (2.03)                   (2.03)         191
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Small                                  1.25                     1.25             (0.03)                   (0.03)          87
Company                                1.21                     1.21             (0.06)                   (0.06)          58
Class A                                1.22                     1.22             (0.27)                   (0.27)          54
                                       1.20                     1.20             (0.29)                   (0.29)          36
                                       1.12                     1.12             (0.31)                   (0.31)          53
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Small                                  2.12                     2.12             (0.90)                   (0.90)          87
Company                                2.12                     2.12             (0.98)                   (0.98)          58
Class B                                2.14                     2.14             (1.19)                   (1.19)          54
                                       2.16                     2.16             (1.24)                   (1.24)          36
                                       2.04                     2.04             (1.23)                   (1.23)          53
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Small                                  2.45 +                   2.45 +           (1.56)+                  (1.56)+         58 ++
Company                                2.19                     2.19             (1.25)                   (1.25)          54
Class C                                2.03                     2.03             (1.13)                   (1.13)          36
                                       1.93                     1.93             (1.12)                   (1.12)          53
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Mid Cap                                1.14                     1.14             (0.83)                   (0.83)         135
Growth                                 1.27                     1.27             (0.99)                   (0.99)          88
Class A                                1.31                     1.31             (0.80)                   (0.80)         230
                                       1.31                     1.31             (0.98)                   (0.98)         116
                                       1.24                     1.24             (0.90)                   (0.90)          98
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------
Mid Cap                                2.00                     2.00             (1.71)                   (1.71)         135
Growth                                 2.27                     2.27             (2.00)                   (2.00)          88
Class B                                2.30                     2.30             (1.79)                   (1.79)         230
                                       2.47                     2.47             (2.13)                   (2.13)         116
                                       2.20                     2.20             (1.86)                   (1.86)          98
-------------------          ---------------   ----------------------   ---------------   ----------------------   ----------


     This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report to Shareholders, which is available upon reqeust.


Mid Cap                03/30/00-11/30/00(C)      $ 22.79        $      (0.35)          $       (3.58)      $         (3.93)
Growth                 11/30/01                    18.86               (0.33)                  (3.99)                (4.32)
Class C                11/30/02                    12.40               (0.24)                  (2.17)                (2.41)
                       11/30/03                     9.99               (0.25)                   3.27                  3.02
                       11/30/04                    13.01               (0.30)                   1.37                  1.07
-------------------    ------------------     ------------   -----------------      ------------------    -----------------
Core Mid Cap           03/25/04-11/30/04(D)      $ 20.00        $      (0.02)          $        1.71       $          1.69
Class A
----------------       ------------------     ------------   -----------------      ------------------    -----------------
Core Mid Cap           03/25/04-11/30/04(D)      $ 20.00        $      (0.22)          $        1.75       $          1.53
Class B
----------------       -------------------    ------------   -----------------      ------------------    -----------------
Core Mid Cap           03/25/04-11/30/04(D)      $ 20.00        $      (0.18)          $        1.72       $          1.54
Class C
----------------       -------------------    ------------   -----------------      ------------------    -----------------
International          11/30/00                  $ 21.28        $       0.21           $       (0.90)      $         (0.69)
Equity                 11/30/01                    18.64                0.12                   (2.16)                (2.04)
Class A                11/30/02                    13.21                0.17                   (1.37)                (1.20)
                       11/30/03                    11.83                0.16                    2.09                  2.25
                       11/30/04                    13.82                0.20                    3.17  #               3.37
----------------       ------------------     -----------   -----------------       ------------------    -----------------
International          11/30/00                  $ 20.95        $       0.02           $       (0.89)      $         (0.87)
Equity                 11/30/01                    18.30               (0.02)                  (2.13)                (2.15)
Class B                11/30/02                    12.94                0.02                   (1.35)                (1.33)
                       11/30/03                    11.57                0.01                    2.05                  2.06
                       11/30/04                    13.53                0.06                    3.07  #               3.13
----------------       ------------------     -----------   -----------------      ------------------    ------------------
International          11/30/00                  $ 21.08        $       0.07           $       (0.99)      $         (0.92)
Equity                 11/30/01                    18.47               (0.08)                  (2.13)                (2.21)
Class C                11/30/02                    13.05               (0.03)                  (1.35)                (1.38)
                       11/30/03                    11.63               (0.04)                   2.07                  2.03
                       11/30/04                    13.59               (0.01)                   3.14  #               3.13
----------------       ------------------      ----------   -----------------      ------------------    ------------------
Growth                 11/30/00                  $ 21.30        $      (0.02)          $       (2.74)      $         (2.76)
Index                  11/30/01                    18.53                0.03                   (3.26)                (3.23)
Class A                11/30/02                    15.30                0.07                   (2.93)                (2.86)
                       11/30/03                    12.43                0.10                    1.35                  1.45
                       11/30/04                    13.82                0.19                    0.64                  0.83
----------------       ------------------      ----------   -----------------      ------------------    ------------------
Growth                 11/30/00                 $ 21.28         $      (0.19)          $       (2.71)      $          (2.90)
Index                  11/30/01                   18.38                (0.10)                  (3.22)                 (3.32)
Class B                11/30/02                   15.06                (0.06)                  (2.89)                 (2.95)
                       11/30/03                   12.11                (0.02)                   1.31                   1.29
                       11/30/04                   13.40                 0.07                    0.62                   0.69
----------------       ------------------      ----------   -----------------      ------------------    ------------------
Growth                 03/30/00-11/30/00(C)     $ 23.59         $      (0.29)          $       (4.94)     $           (5.23)
Index                  11/30/01                   18.36                (0.36)                  (3.22)                 (3.58)
Class C                11/30/02                   14.78                (0.18)                  (2.80)                 (2.98)
                       11/30/03                   11.80                (0.18)                   1.22                   1.04
                       11/30/04                   12.84                (0.03)                   0.60                   0.57
----------------       ------------------     ----------   ------------------      ------------------    ------------------
Common                 11/30/00                 $ 42.91         $       0.30            $       1.54      $            1.84
Stock                  11/30/01                   41.22                 0.24                   (2.50)                 (2.26)
Class A                11/30/02                   33.18                 0.22                   (3.91)                 (3.69)
                       11/30/03                   25.70                 0.17                    4.08                   4.25
                       11/30/04                   29.76                 0.23                    3.53                   3.76
----------------       ------------------     ----------   ------------------      ------------------    ------------------
Common                 11/30/00                 $ 42.82         $      (0.03)           $       1.53      $            1.50
Stock                  11/30/01                   41.08                (0.05)                  (2.48)                 (2.53)
Class B                11/30/02                   33.04                (0.05)                  (3.88)                 (3.93)
                       11/30/03                   25.50                (0.08)                   4.05                   3.97
                       11/30/04                   29.46                (0.06)                   3.49                   3.43
----------------       ------------------     ----------   ------------------      -----------------    ------------------
Common                 11/30/00                 $ 42.90         $      (0.04)           $       1.52      $            1.48
Stock                  11/30/01                   41.16                (0.03)                  (2.54)                 (2.57)
Class C                11/30/02                   33.08                (0.06)                  (3.90)                 (3.96)
                       11/30/03                   25.51                (0.14)                   4.05                   3.91
                       11/30/04                   29.41                (0.08)                   3.48                   3.40
----------------       ------------------     ----------   ------------------      -----------------    -------------------



Mid Cap                  $            -      $           -      $          -      $ 18.86        (17.24) ++    $       1,688
Growth                                -               2.14              2.14        12.40        (25.33)               2,447
Class C                               -                  -                 -         9.99        (19.44)               1,675
                                      -                  -                 -        13.01         30.23                1,951
                                      -                  -                 -        14.08          8.22                2,873
-------------------     ----------------    ---------------   ---------------   ----------   -----------     ----------------
Core Mid Cap             $            -      $           -      $          -      $ 21.69          8.45  ++    $      18,027
Class A
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Core Mid Cap             $            -      $           -      $          -      $ 21.53          7.65  ++    $       1,827
Class B
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Core Mid Cap             $            -      $           -      $          -      $ 21.54          7.70  ++    $       1,526
Class C
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
International            $         0.26      $        1.69      $       1.95      $ 18.64         (3.85)       $      96,354
Equity                             0.18               3.21              3.39        13.21        (13.51)              98,079
Class A                            0.14               0.04              0.18        11.83         (9.21)              75,951
                                   0.19               0.07              0.26        13.82         19.61               86,913
                                   0.14                  -              0.14        17.05         24.58  #           109,959
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
International            $         0.09      $        1.69      $       1.78      $ 18.30         (4.79)       $      22,974
Equity                                -               3.21              3.21        12.94        (14.36)              17,176
Class B                               -               0.04              0.04        11.57        (10.31)              12,668
                                   0.03               0.07              0.10        13.53         18.03               11,255
                                      -                  -                 -        16.66         23.13  #            11,802
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
International            $            -      $        1.69      $       1.69      $ 18.47         (5.00)       $       2,080
Equity                                -               3.21              3.21        13.05        (14.59)               1,622
Class C                               -               0.04              0.04        11.63        (10.61)               1,370
                                      -               0.07              0.07        13.59         17.64                1,856
                                      -                  -                 -        16.72         23.03  #             3,394
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Growth                   $         0.01      $        0.00 ***  $       0.01      $ 18.53        (12.97)       $      68,451
Index                                 -                  -                 -        15.30        (17.43)              57,585
Class A                            0.01                  -              0.01        12.43        (18.73)              47,721
                                   0.06                  -              0.06        13.82         11.73               56,154
                                   0.09                  -              0.09        14.56          6.03               61,945
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Growth                   $            -      $        0.00 ***  $          -      $ 18.38        (13.62)       $      20,314
Index                                 -                  -                 -        15.06        (18.06)              15,778
Class B                               -                  -                 -        12.11        (19.59)              11,867
                                      -                  -                 -        13.40         10.65               12,952
                                      -                  -                 -        14.09          5.15               12,327
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Growth                   $            -      $           -      $          -      $ 18.36        (22.17) ++    $         608
Index                                 -                  -                 -        14.78        (19.50)                 864
Class C                               -                  -                 -        11.80        (20.16)                 797
                                      -                  -                 -        12.84          8.81                1,228
                                      -                  -                 -        13.41          4.44                2,385
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Common                   $         0.31      $        3.22      $       3.53      $ 41.22          4.80        $   1,313,790
Stock                              0.27               5.51              5.78        33.18         (6.43)           1,129,290
Class A                            0.18               3.61              3.79        25.70        (12.55)             889,066
                                   0.19                  -              0.19        29.76         16.67              979,837
                                   0.15               2.13              2.28        31.24         13.19            1,042,308
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Common                   $         0.02      $        3.22      $       3.24      $ 41.08          3.94        $     125,430
Stock                              0.00 ***           5.51              5.51        33.04         (7.20)             112,871
Class B                               -               3.61              3.61        25.50        (13.39)              80,772
                                   0.01                  -              0.01        29.46         15.57               72,163
                                      -               2.13              2.13        30.76         12.12               61,909
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------
Common                   $            -      $        3.22      $       3.22      $ 41.16          3.87        $       5,616
Stock                              0.00 ***           5.51              5.51        33.08         (7.30)               6,987
Class C                               -               3.61              3.61        25.51        (13.48)               5,018
                                   0.01                  -              0.01        29.41         15.32                5,774
                                      -               2.13              2.13        30.68         12.03                6,530
----------------        ----------------    ---------------   ---------------   ----------   -----------     ----------------



Mid Cap                          2.11 +                   2.11 +           (1.87)+                  (1.87)+        135
Growth                           2.61                     2.61             (2.36)                   (2.36)          88
Class C                          2.65                     2.65             (2.15)                   (2.15)         230
                                 2.72                     2.72             (2.39)                   (2.39)         116
                                 2.61                     2.61             (2.27)                   (2.27)          98
-------------------    ---------------   ----------------------   ---------------   ----------------------   ----------
Core Mid Cap                     1.44 +                   1.44 +           (0.10)+                  (0.10)+         22 ++
Class A
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Core Mid Cap                     2.79 +                   2.79 +           (1.44)+                  (1.44)+         22 ++
Class B
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Core Mid Cap                     2.49 +                   2.49 +           (1.14)+                  (1.14)+         22 ++
Class C
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
International                    1.23                     1.23              1.06                     1.06           47
Equity                           1.26                     1.26              0.88                     0.88           29
Class A                          1.30                     1.30              1.26                     1.26           33
                                 1.35                     1.35              1.38                     1.38           28
                                 1.31                     1.31              1.34                     1.34           28
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
International                    2.19                     2.19              0.08                     0.08           47
Equity                           2.21                     2.21             (0.08)                   (0.08)          29
Class B                          2.44                     2.44              0.16                     0.16           33
                                 2.67                     2.67              0.13                     0.13           28
                                 2.45                     2.45              0.22                     0.22           28
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
International                    2.33                     2.33              0.32                     0.32           47
Equity                           2.36                     2.36             (0.43)                   (0.43)          29
Class C                          2.90                     2.90             (0.25)                   (0.25)          33
                                 2.96                     2.96             (0.24)                   (0.24)          28
                                 2.54                     2.54              0.17                     0.17           28
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Growth                           0.66                     0.76             (0.07)                   (0.17)          30
Index                            0.66                     0.78              0.19                     0.07           52
Class A                          0.65                     0.79              0.49                     0.36           29
                                 0.65                     0.85              0.79                     0.59           24
                                 0.65                     0.81              1.37                     1.21           19
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Growth                           1.45                     1.54             (0.85)                   (0.94)          30
Index                            1.48                     1.60             (0.63)                   (0.75)          52
Class B                          1.59                     1.73             (0.44)                   (0.58)          29
                                 1.60                     1.80             (0.16)                   (0.36)          24
                                 1.54                     1.71              0.44                     0.28           19
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Growth                           2.35 +                   2.45 +           (1.81)+                  (1.90)+         30
Index                            3.23                     3.34             (2.37)                   (2.48)          52
Class C                          2.55                     2.68             (1.39)                   (1.52)          29
                                 2.96                     3.16             (1.53)                   (1.73)          24
                                 2.09                     2.25              0.01                    (0.15)          19
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Common                           1.03                     1.03              0.75                     0.75           52
Stock                            1.06                     1.06              0.66                     0.66           65
Class A                          1.02                     1.02              0.76                     0.76           55
                                 1.08                     1.08              0.62                     0.62           76
                                 1.05                     1.05              0.76                     0.76           57
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Common                           1.86                     1.86             (0.08)                   (0.08)          52
Stock                            1.86                     1.86             (0.14)                   (0.14)          65
Class B                          1.96                     1.96             (0.18)                   (0.18)          55
                                 2.03                     2.03             (0.32)                   (0.32)          76
                                 1.99                     1.99             (0.21)                   (0.21)          57
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------
Common                           1.93                     1.93             (0.11)                   (0.11)          52
Stock                            1.91                     1.91             (0.12)                   (0.12)          65
Class C                          2.02                     2.02             (0.23)                   (0.23)          55
                                 2.24                     2.24             (0.54)                   (0.54)          76
                                 2.06                     2.06             (0.25)                   (0.25)          57
----------------       ---------------   ----------------------   ---------------   ----------------------   ----------




Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.


Balanced            11/30/00            $ 19.38            $ 0.61            $ 0.25             $ 0.86
Class A             11/30/01              18.67              0.46             (0.47)             (0.01)
                    11/30/02              16.57              0.32             (1.50)             (1.18)
                    11/30/03              14.10              0.24              1.81               2.05
                    11/30/04              15.90              0.28              1.29               1.57
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Balanced            11/30/00            $ 19.41            $ 0.47            $ 0.25             $ 0.72
Class B             11/30/01              18.70              0.31             (0.45)             (0.14)
                    11/30/02              16.61              0.20             (1.50)             (1.30)
                    11/30/03              14.15              0.11              1.82               1.93
                    11/30/04              15.95              0.15              1.29               1.44
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Balanced            11/30/00            $ 19.39            $ 0.41            $ 0.23             $ 0.64
Class C             11/30/01              18.68              0.31             (0.48)             (0.17)
                    11/30/02              16.58              0.18             (1.49)             (1.31)
                    11/30/03              14.11              0.08              1.82               1.90
                    11/30/04              15.92              0.13              1.29               1.42
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Balanced            11/30/00            $ 19.32            $ 0.38            $ 0.27             $ 0.65
Class D             11/30/01              18.63              0.23             (0.48)             (0.25)
                    11/30/02              16.51              0.15             (1.51)             (1.36)
                    11/30/03              14.05              0.07              1.79               1.86
                    11/30/04              15.84              0.22              1.28               1.50
----------------    ---------------   ----------   ---------------   ---------------    ---------------
High Yield          11/30/00             $ 9.19            $ 0.86           $ (1.42)           $ (0.56)
Bond                11/30/01               7.76              0.72             (0.10)              0.62
Class A             11/30/02               7.66              0.63             (0.18)              0.45
                    11/30/03               7.48              0.63              0.71               1.34
                    11/30/04               8.20              0.56              0.16  #            0.72
----------------    ---------------   ----------   ---------------   ---------------    ---------------
High Yield          11/30/00             $ 9.18            $ 0.82           $ (1.42)           $ (0.60)
Bond                11/30/01               7.75              0.69             (0.09)              0.60
Class B             11/30/02               7.66              0.59             (0.19)              0.40
                    11/30/03               7.47              0.57              0.72               1.29
                    11/30/04               8.19              0.51              0.14  #            0.65
----------------    ---------------   ----------   ---------------   ---------------    ---------------
High Yield          11/30/00             $ 9.19            $ 0.76           $ (1.42)           $ (0.66)
Bond                11/30/01               7.78              0.62             (0.08)              0.54
Class C             11/30/02               7.70              0.56             (0.19)              0.37
                    11/30/03               7.53              0.55              0.72               1.27
                    11/30/04               8.26              0.48              0.16  #            0.64
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Capital Markets     03/10/03-11/30/03(E)$ 10.00            $ 0.32            $ 1.23             $ 1.55
Income              11/30/04              11.25              0.40              0.65               1.05
Class A
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Capital Markets     03/10/03-11/30/03(E)$ 10.00            $ 0.25            $ 1.25             $ 1.50
Income              11/30/04              11.24              0.31              0.64               0.95
Class B
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Capital Markets     03/10/03-11/30/03(E)$ 10.00            $ 0.27            $ 1.25             $ 1.52
Income              11/30/04              11.25              0.32              0.63               0.95
Class C
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Bond                11/30/00             $ 5.94            $ 0.41           $ (0.13)            $ 0.28
Class A             11/30/01               5.81              0.37              0.36               0.73
                    11/30/02               6.17              0.30             (0.10)              0.20
                    11/30/03               6.07              0.28              0.15               0.43
                    11/30/04               6.22              0.27              0.01  #            0.28
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Bond                11/30/00             $ 5.96            $ 0.36           $ (0.14)            $ 0.22
Class B             11/30/01               5.82              0.32              0.37               0.69
                    11/30/02               6.19              0.25             (0.10)              0.15
                    11/30/03               6.09              0.23              0.16               0.39
                    11/30/04               6.25              0.21              0.01  #            0.22
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Tax-Free            11/30/00            $ 12.60            $ 0.64            $ 0.30             $ 0.94
Income              11/30/01              12.90              0.62              0.42               1.04
Class A             11/30/02              13.32              0.58              0.06               0.64
                    11/30/03              13.38              0.52              0.14               0.66
                    11/30/04              13.52              0.43             (0.20)              0.23
----------------    ---------------   ----------   ---------------   ---------------    ---------------
New York            11/30/00            $ 11.20            $ 0.63            $ 0.39             $ 1.02
Tax-Free            11/30/01              11.59              0.57              0.45               1.02
Income              11/30/02              12.04              0.52              0.21               0.73
Class A             11/30/03              12.25              0.47              0.31               0.78
                    11/30/04              12.56              0.45             (0.20)              0.25
----------------    ---------------   ----------   ---------------   ---------------    ---------------




Balanced                 $         0.62       $       0.95       $      1.57      $ 18.67          4.82       $    231,855
Class A                            0.50               1.59              2.09        16.57         (0.14)           216,950
                                   0.33               0.96              1.29        14.10         (7.67)           188,386
                                   0.25                  -              0.25        15.90         14.75            214,533
                                   0.28               0.36              0.64        16.83         10.12            231,599
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Balanced                 $         0.48       $       0.95       $      1.43      $ 18.70          3.99       $     45,617
Class B                            0.36               1.59              1.95        16.61         (0.86)            44,616
                                   0.20               0.96              1.16        14.15         (8.35)            36,607
                                   0.13                  -              0.13        15.95         13.74             33,652
                                   0.14               0.36              0.50        16.89          9.21             30,780
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Balanced                 $         0.40       $       0.95       $      1.35      $ 18.68          3.54       $      3,066
Class C                            0.34               1.59              1.93        16.58         (1.06)             5,578
                                   0.20               0.96              1.16        14.11         (8.47)             4,344
                                   0.09                  -              0.09        15.92         13.56              4,811
                                   0.14               0.36              0.50        16.84          9.08              5,694
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Balanced                 $         0.39       $       0.95       $      1.34      $ 18.63          3.62       $      1,983
Class D                            0.28               1.59              1.87        16.51         (1.52)             4,164
                                   0.14               0.96              1.10        14.05         (8.82)             6,644
                                   0.07                  -              0.07        15.84         13.28              8,951
                                   0.18               0.36              0.54        16.80          9.69             20,689
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
High Yield               $         0.87       $          -       $      0.87       $ 7.76         (6.74)      $     18,235
Bond                               0.72                  -              0.72         7.66          8.34             22,215
Class A                            0.63                  -              0.63         7.48          6.09             40,181
                                   0.62                  -              0.62         8.20         18.71            110,431
                                   0.57                  -              0.57         8.35          9.09  #         149,886
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
High Yield               $         0.83       $          -       $      0.83       $ 7.75         (7.16)      $     44,921
Bond                               0.69                  -              0.69         7.66          8.06             44,300
Class B                            0.59                  -              0.59         7.47          5.49             47,552
                                   0.57                  -              0.57         8.19         17.87             45,061
                                   0.51                  -              0.51         8.33          8.14  #          31,471
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
High Yield               $         0.75       $          -       $      0.75       $ 7.78         (7.74)      $      1,204
Bond                               0.62                  -              0.62         7.70          7.22              1,810
Class C                            0.54                  -              0.54         7.53          5.00              4,208
                                   0.54                  -              0.54         8.26         17.54             13,143
                                   0.48                  -              0.48         8.42          8.03  #          13,921
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Capital Markets          $         0.30       $          -       $      0.30      $ 11.25         15.61  ++   $     38,147
Income                             0.48               0.00 ***          0.48        11.82          9.58             52,951
Class A
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Capital Markets          $         0.26       $          -       $      0.26      $ 11.24         15.11  ++   $      8,782
Income                             0.39               0.00 ***          0.39        11.80          8.65             13,497
Class B
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Capital Markets          $         0.27       $          -       $      0.27      $ 11.25         15.29  ++   $      5,771
Income                             0.40               0.00 ***          0.40        11.80          8.70              9,114
Class C
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Bond                     $         0.41       $          -       $      0.41       $ 5.81          5.02       $     71,561
Class A                            0.37                  -              0.37         6.17         13.01             75,629
                                   0.30                  -              0.30         6.07          3.38             75,807
                                   0.28                  -              0.28         6.22          7.23             73,888
                                   0.29                  -              0.29         6.21          4.56  #          73,191
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Bond                     $         0.36       $          -       $      0.36       $ 5.82          3.95       $     18,549
Class B                            0.32                  -              0.32         6.19         12.14             22,559
                                   0.25                  -              0.25         6.09          2.44             25,126
                                   0.23                  -              0.23         6.25          6.43             21,987
                                   0.24                  -              0.24         6.23          3.48  #          16,726
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Tax-Free                 $         0.64       $          -              0.64      $ 12.90          7.74       $     68,850
Income                             0.62                  -              0.62        13.32          8.15             72,771
Class A                            0.58                  -              0.58        13.38          4.92             72,498
                                   0.52                  -              0.52        13.52          4.97             69,380
                                   0.43               0.04              0.47        13.28          1.71             59,374
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
New York                 $         0.63       $          -       $      0.63      $ 11.59          9.40       $     18,718
Tax-Free                           0.57                  -              0.57        12.04          8.90             23,275
Income                             0.52                  -              0.52        12.25          6.19             26,560
Class A                            0.47                  -              0.47        12.56          6.49             32,478
                                   0.45                  -              0.45        12.36          2.01             29,035
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------







Balanced                               1.13                     1.13              3.29                     3.29          127
Class A                                1.15                     1.15              2.58                     2.58          124
                                       1.21                     1.21              2.06                     2.06          159
                                       1.21                     1.21              1.53                     1.53          242
                                       1.17                     1.17              1.73                     1.73          220
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Balanced                               1.91                     1.91              2.52                     2.52          127
Class B                                1.93                     1.93              1.80                     1.80          124
                                       1.98                     1.98              1.29                     1.29          159
                                       2.07                     2.07              0.68                     0.68          242
                                       1.99                     1.99              0.89                     0.89          220
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Balanced                               2.24                     2.24              2.20                     2.20          127
Class C                                2.06                     2.06              1.61                     1.61          124
                                       2.08                     2.08              1.18                     1.18          159
                                       2.26                     2.26              0.47                     0.47          242
                                       2.09                     2.09              0.80                     0.80          220
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Balanced                               2.38                     2.38              2.06                     2.06          127
Class D                                2.54                     2.54              1.13                     1.13          124
                                       2.51                     2.51              0.78                     0.78          159
                                       2.44                     2.44              0.29                     0.29          242
                                       1.51                     1.51              1.42                     1.42          220
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
High Yield                             1.26                     1.26              9.78                     9.78          105
Bond                                   1.28                     1.28              9.21                     9.21          148
Class A                                1.25                     1.25              8.35                     8.35          111
                                       1.19                     1.19              7.85                     7.85           86
                                       1.16                     1.16              6.83                     6.83           78
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
High Yield                             1.68                     1.68              9.36                     9.36          105
Bond                                   1.68                     1.68              8.84                     8.84          148
Class B                                1.71                     1.71              7.88                     7.88          111
                                       1.96                     1.96              7.22                     7.22           86
                                       2.08                     2.08              5.97                     5.97           78
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
High Yield                             2.39                     2.39              8.55                     8.55          105
Bond                                   2.45                     2.45              7.88                     7.88          148
Class C                                2.27                     2.27              7.20                     7.20          111
                                       2.17                     2.17              6.93                     6.93           86
                                       2.13                     2.13              5.89                     5.89           78
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Capital Markets                        1.17 +                   1.17 +            3.94 +                   3.94 +        131  ++
Income                                 1.17                     1.17              3.52                     3.52          136
Class A
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Capital Markets                        1.93 +                   1.93 +            3.21 +                   3.21 +        131  ++
Income                                 1.99                     1.99              2.73                     2.73          136
Class B
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Capital Markets                        1.60 +                   1.60 +            3.49 +                   3.49 +        131  ++
Income                                 1.84                     1.84              2.90                     2.90          136
Class C
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Bond                                   0.78                     0.98              7.08                     6.89          177
Class A                                0.91                     0.98              6.15                     6.08          210
                                       1.01                     1.01              4.87                     4.87          298
                                       0.99                     0.99              4.11                     4.11          366
                                       0.97                     0.97              4.26                     4.26          350
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Bond                                   1.66                     1.85              6.22                     6.02          177
Class B                                1.75                     1.82              5.31                     5.24          210
                                       1.87                     1.87              4.00                     4.00          298
                                       1.88                     1.88              3.23                     3.23          366
                                       1.92                     1.92              3.31                     3.31          350
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
Tax-Free                               0.77                     0.96              5.08                     4.89            5
Income                                 0.74                     0.95              4.62                     4.41           21
Class A                                0.75                     0.95              4.33                     4.13           30
                                       0.85                     0.91              3.81                     3.74           63
                                       0.93                     0.93              3.23                     3.23           21
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------
New York                               0.02                     0.96              5.54                     4.61            4
Tax-Free                               0.37                     0.93              4.71                     4.14            4
Income                                 0.52                     0.93              4.27                     3.86           13
Class A                                0.68                     0.89              3.81                     3.60            5
                                       0.87                     0.91              3.58                     3.54            8
----------------             ---------------   ----------------------   ---------------   ----------------------   ----------




Pennsylvania        11/30/00            $ 12.15            $ 0.60            $ 0.31             $ 0.91
Tax-Free            11/30/01              12.46              0.54              0.41               0.95
Trust               11/30/02              12.87              0.49              0.20               0.69
Class A             11/30/03              13.07              0.46              0.25               0.71
                    11/30/04              13.32              0.41             (0.22)              0.19
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Government          11/30/00             $ 9.56            $ 0.64            $ 0.25             $ 0.89
Securities          11/30/01               9.81              0.57              0.38               0.95
Class A             11/30/02              10.19              0.51              0.15               0.66
                    11/30/03              10.34              0.38              0.12               0.50
                    11/30/04              10.38              0.39              0.10               0.49
----------------    ---------------   ----------   ---------------   ---------------    ---------------
Short Maturity      11/30/00             $ 9.58            $ 0.64           $ (0.02)            $ 0.62
Government          11/30/01               9.56              0.57              0.15               0.72
Class A             11/30/02               9.71              0.47              0.07               0.54
                    11/30/03               9.78              0.22             (0.05)              0.17
                    11/30/04               9.54              0.29             (0.04)              0.25
----------------    ---------------   ----------   ---------------   ---------------    ---------------
U.S. Treasury       11/30/00             $ 1.00          $ 0.0504               $ -           $ 0.0504
Money Market        11/30/01               1.00            0.0361                 -             0.0361
Class A             11/30/02               1.00            0.0115                 -             0.0115
                    11/30/03               1.00            0.0032                 -             0.0032
                    11/30/04               1.00            0.0038                 -             0.0038
----------------    ---------------   ----------   ---------------   ---------------    ---------------
U.S. Treasury       11/30/00             $ 1.00          $ 0.0473               $ -           $ 0.0473
Money Market        11/30/01               1.00            0.0340                 -             0.0340
Class B             11/30/02               1.00            0.0089                 -             0.0089
                    11/30/03               1.00            0.0022                 -             0.0022
                    11/30/04               1.00            0.0015                 -             0.0015
----------------    ---------------   ----------   ---------------   ---------------    ---------------




Pennsylvania             $         0.60       $          -     $        0.60      $ 12.46          7.75      $      28,493
Tax-Free                           0.54                  -              0.54        12.87          7.68             29,362
Trust                              0.49                  -              0.49        13.07          5.49             31,411
Class A                            0.46                  -              0.46        13.32          5.51             29,420
                                   0.41                  -              0.41        13.10          1.41             27,452
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Government               $         0.64       $          -     $        0.64       $ 9.81          9.72      $      60,651
Securities                         0.57                  -              0.57        10.19          9.96             73,046
Class A                            0.51                  -              0.51        10.34          6.70            107,121
                                   0.46                  -              0.46        10.38          4.85            102,713
                                   0.45                  -              0.45        10.42          4.80            104,738
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
Short Maturity           $         0.64       $          -     $        0.64       $ 9.56          6.70      $      52,317
Government                         0.57                  -              0.57         9.71          7.74             92,410
Class A                            0.47                  -              0.47         9.78          5.68            257,690
                                   0.41                  -              0.41         9.54          1.79            367,541
                                   0.42                  -              0.42         9.37          2.64            322,431
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
U.S. Treasury            $       0.0504       $          -     $      0.0504       $ 1.00          5.18      $     127,056
Money Market                     0.0361                  -            0.0361         1.00          3.64            118,894
Class A                          0.0115                  -            0.0115         1.00          1.15             97,136
                                 0.0032                  -            0.0032         1.00          0.32             79,511
                                 0.0038                  -            0.0038         1.00          0.38             79,107
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------
U.S. Treasury            $       0.0473       $          -     $      0.0473       $ 1.00          4.85      $       4,068
Money Market                     0.0340                  -            0.0340         1.00          3.43              6,311
Class B                          0.0089                  -            0.0089         1.00          0.89              9,948
                                 0.0022                  -            0.0022         1.00          0.22              5,946
                                 0.0015                  -            0.0015         1.00          0.15              4,543
----------------        ----------------    ---------------   ---------------   ----------   -----------    ---------------



Pennsylvania                       0.75                      1.17              4.93                     4.51           7
Tax-Free                           1.07                      1.19              4.16                     4.05           8
Trust                              1.14                      1.14              3.79                     3.79          23
Class A                            1.18                      1.18              3.44                     3.44           9
                                   1.24                      1.24              3.07                     3.07          11
----------------        ----------------    ----------------------   ---------------   ----------------------   ---------
Government                         0.87                      1.03              6.72                     6.56         232
Securities                         0.85                      1.00              5.68                     5.53         379
Class A                            0.86                      1.01              4.72                     4.56         452
                                   0.95                      0.98              3.62                     3.59         576
                                   0.98                      0.98              3.78                     3.78         473
----------------        ----------------    ----------------------   ---------------   ----------------------   ---------
Short Maturity                     0.77                      1.18              6.71                     6.30          88
Government                         0.77                      1.15              5.90                     5.52         141
Class A                            0.77                      1.09              3.81                     3.49          74
                                   0.81                      1.06              2.24                     1.99         119
                                   0.91                      1.07              3.06                     2.90         136
----------------        ----------------    ----------------------   ---------------   ----------------------   ---------
U.S. Treasury                      0.73                      0.73              5.05                     5.05           -
Money Market                       0.69                      0.69              3.56                     3.56           -
Class A                            0.73                      0.73              1.16                     1.16           -
                                   0.78                      0.79              0.32                     0.31           -
                                   0.75                      0.77              0.38                     0.37           -
----------------        ----------------    ----------------------   ---------------   ----------------------   ---------
U.S. Treasury                      1.03                      1.03              4.72                     4.72           -
Money Market                       0.89                      0.89              3.21                     3.21           -
Class B                            0.88                      0.88              0.86                     0.86           -
                                   0.87                      1.09              0.24                     0.02           -
                                   0.98                      1.21              0.15                    (0.09)          -
----------------        ----------------    ----------------------   ---------------   ----------------------   ---------


(A)  Commenced operations February 25, 2000.
(B)  Commenced operations July 9, 2001.
(C)  Commenced operations March 30, 2000.
(D) Commenced operations March 25, 2004. First public offering March 29, 2004. Portfolio data shown.
(E)  Commenced operations March 10, 2003.
  # On July 1, 2004, the Fund Distributor was notified by the National Association of Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:


                                                                       Impact on          Impact on
                                                                      net realized       total return
                                                   Reimbursement         gains               (%)
                                                   ----------------------------------------------------
    International Equity Fund - A                       $ 566,981            $ 0.09               0.66
    International Equity Fund - B                          62,699              0.08               0.59
    International Equity Fund - C                          15,951              0.09               0.66
    High Yield Bond - A                                     2,801              0.00               0.00
    High Yield Bond - B                                       837              0.00               0.00
    High Yield Bond - C                                       308              0.00               0.00
    Bond - A                                                8,059              0.00               0.00
    Bond - B                                                2,039              0.00               0.00


  + Annualized.
++  Not Annualized.
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge or CDSC is reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2) in the Funds' Annual Report for the year ended November 30, 2004.
*** Represents less than $.005 of average daily shares outstanding.

The Sentinel Funds

Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

     The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).

Statement of Additional Information
The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

     The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds
One National Life Drive
Montpelier, VT 05604

Investment Advisor           Counsel
Sentinel Advisors Company    Sidley Austin
One National Life Drive      Brown & Wood LLP
Montpelier, VT 05604         787 Seventh Avenue
                             New York, NY 10019


Principal                    Independent Registered
Underwriter                  Public Accounting Firm
Sentinel Financial           PricewaterhouseCoopers LLP
Services Company             300 Madison Avenue
One National Life Drive      New York, NY  10017
Montpelier, VT 05604


Transfer Agent,              Custodian
Shareholder Servicing        and Dividend
and Administrator Agent      Paying Agent
Sentinel Administrative      State Street Kansas City
Service Company              801 Pennsylvania Avenue
One National Life Drive*     Kansas City, MO  64105
Montpelier, VT 05604
800-282-FUND (3863)

*All mail and correspondence
should be sent to:
Sentinel Administrative Service Company
P.O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act files #811- 214 and #811- 4781.

                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 4, 2005


                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)

Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Sentinel Core Mid Cap Fund (the "Core Mid Cap Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel International Equity Fund (the "International Equity Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Capital Market Income Fund (the "Capital Markets Income Fund") Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of Sentinel Group Funds, Inc. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of sixteen separate and distinct funds, fourteen of which are diversified (the Growth Index and New York Funds being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The sixteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 4, 2005 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.


Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2004 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


THE FUNDS....................................................................3
INVESTMENT OBJECTIVES AND POLICIES...........................................4
INVESTMENT RESTRICTIONS.....................................................16
MANAGEMENT OF THE FUNDS.....................................................18
PORTFOLIO MANAGERS..........................................................25
PRINCIPAL SHAREHOLDERS......................................................32
THE INVESTMENT ADVISOR......................................................33
PROXY VOTING PROCEDURES.....................................................36
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS..................................36
PRINCIPAL UNDERWRITER.......................................................37
PAYMENTS TO DEALERS.........................................................38
THE DISTRIBUTION PLANS......................................................38
THE FUND SERVICES AGREEMENTS................................................40
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............................41
PORTFOLIO TURNOVER..........................................................43
CAPITALIZATION..............................................................43
HOW TO PURCHASE SHARES and REDUCE SALES CHARGES.............................44
ISSUANCE OF SHARES AT NET ASSET VALUE.......................................44
DETERMINATION OF NET ASSET VALUE............................................44
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2004.................46
TAXES ......................................................................47
SHAREHOLDER SERVICES........................................................52
DEALER SERVICING FEES.......................................................54
TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION....................54
REGULATORY MATTERS..........................................................58
GENERAL INFORMATION.........................................................59
FINANCIAL STATEMENTS........................................................59
Appendix A  Description of Moody's Investor Service, Inc.'s ("Moody's")
      Municipal Bond Ratings Long-Term Ratings   Debt Ratings--U.S.
      Tax-Exempt Municipals.................................................60
APPENDIX B  ECONOMIC AND OTHER CONDITIONS IN NEW YORK.......................64
APPENDIX C  ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA...............76
APPENDIX D  Proxy Voting Procedures.........................................82

                                   THE FUNDS

      Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

      On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

      The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which were at the time affiliates of Provident Mutual Life Insurance Company of Philadelphia.

      On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively, described in the Prospectus under "Management of the Funds" and "Purchase Options".

      On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.


      On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company. Prior to July 1, 2002, the International Equity Fund was known as the World Fund. On December 12, 2002, the Board of Directors of the Company authorized the creation of the Capital Markets Income Fund as a new series of the Company. On December 11, 2003, the Board of Directors of the Company authorized the creation of the Core Mid Cap Fund as a new series of the Company.

                      INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations and Risks
--------------------------------

      Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index, New York and Pennsylvania Funds, which are non-diversified investment companies.

      Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of
(i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

      Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

      Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund and the Capital Markets Income Fund may invest in Rule 144A Securities and corporate loans; however, each of the High Yield Fund's and the Capital Markets Income Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest in Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is not a readily available market, and repurchase agreements with maturities of greater than 7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund, the Capital Markets Income Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the cases of the High Yield Fund and the Capital Markets Income Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund, the Capital Markets Income Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund and the Capital Markets Income Fund.

      To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

      If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Derivative Transactions
-----------------------

      General. The fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

      The Common Stock, Balanced, Mid Cap Growth, Core Mid Cap, Small Company, Growth Index, Flex Cap Opportunity, and International Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.

      Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

      The Capital Markets Income Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

      The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

      No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

      Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

      The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

      Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

      Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

      Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

      For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

      Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

      When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

      The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

      Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

      Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A Fixed-Income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

      Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

      Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.

      Internal Limitations. Each of the Funds will observe the following internal limitations with respect to the use of options and futures contracts:

      1. No Fund may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts, except that the Growth Index Fund may hold up to 20% of its assets in stock index options and futures.

      2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

      3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

      4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

      5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

      6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

      7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

      8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

      9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

      Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      Asset Coverage for Futures Contracts and Options. Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. These rules permit mutual funds to invest in futures contracts and options with respect thereto for hedging purposes without limit. However, mutual funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

      Considerations and Risks Applicable to the Fixed-Income Funds. The High Yield Fund may invest without limitation, the Capital Markets Income Fund may invest up to 35% of its assets, each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the High Yield Fund and the Capital Markets Income Fund, investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. These Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on page 33.


      When Issued Purchases. The High Yield, Capital Markets Income, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield and Capital Markets Income Funds, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

      Tax-Exempt Obligations. The Tax-Free Income Fund, the New York Fund and the Pennsylvania Fund (collectively, the "Tax-Exempt Funds") may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

      Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

      The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. Pennsylvania obligations and New

York obligations are generally those the interest from which , in the opinion of the issuer's bond counsel, is excludable from gross income for federal income tax purposes and is exempt from Pennsylvania, and New York state and City, personal income taxes, respectively. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

      During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which , in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes but not exempt from New York or Pennsylvania personal income tax, as applicable (such as obligations issued by states other than Pennsylvania or New York, respectively) or conversely is exempt only from Pennsylvania or New York personal income taxes, respectively but not excludable from gross income for federal income tax purposes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not excludable from gross income for federal income tax purposes or , for the New York Fund and the Pennsylvania Fund, the respective state and local personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

      Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes and, in the case of the New York and Pennsylvania Funds, exempt from New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

      Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

      A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

      A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

      A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

      Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

      Because under normal conditions the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. The New York economy suffered more than the nation as a whole during the recession, due to the September 11, 2001 devastation of downtown New York City and the importance of the finance and tourism industries to the New York economy. Only now are there signs of an economic turnaround. In every year, many uncertainties exist in the forecast of the national and New York economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with New York personal income tax receipts, are finance sector bonus income and capital gains realizations. There are several risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as postponement of investment plans by businesses. The Advisor does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York municipal bonds. See Appendix B -- "Economic Conditions in New York" for additional information regarding these factors.

      A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the New York Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are generally considered ordinary income for federal income tax purposes.

      Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

      Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

      The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly taxable interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions of such gains are generally considered ordinary income for federal income tax purposes.

      In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Flex Cap Opportunity Fund
----------------------------------------------------------

      Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the Advisor, suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

      Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


      Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page 4 of this Statement of Additional Information. The Advisor reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

      Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

      Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

      Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

      The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

      Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Considerations and Risks Applicable to the International Equity Fund, and to a
------------------------------------------------------------------------------
Lesser Extent to the Capital Markets Income Fund
------------------------------------------------

      Foreign Currency Transactions. The value of the assets of the International Equity Fund, and the portion of the Capital Markets Income Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

      The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio securities or prevent loss if the prices of such securities should decline.

      The International Equity and Capital Markets Income Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

      Second, when the Advisor, INVESCO Global Asset Management (N.A.), Inc., the International Equity Fund's subadvisor ("INVESCO"), or Evergreen believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds' custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds' commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

      The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds' net assets on a daily basis, thereby providing an appropriate measure of the Funds' financial position and changes in financial position.


Foreign Securities for Funds other than the International Equity and Capital
----------------------------------------------------------------------------
Markets Income Funds
--------------------

      Before foreign securities are purchased for Funds other than the International Equity and Capital Markets Income Funds, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.


                            INVESTMENT RESTRICTIONS

      The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

      The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Core Mid Cap Fund, Capital Markets Income Fund and Bond Fund cannot purchase securities of any one issuer (other then securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the Prospectus in the section on the Government Securities Fund on page 27), if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

      It is also a fundamental policy of the Company and the Pennsylvania Fund that they may not borrow money, except as otherwise described above for the Flex Cap Opportunity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds, except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

      The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

      The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Fund, the Capital Markets Income Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Fund, the Capital Markets Income Fund and the Flex Cap Opportunity Fund. The Company may not make short sales of securities.

      Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

      It is a nonfundamental policy of Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of Mid Cap Growth Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of Core Mid Cap Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of Common Stock Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of High Yield Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in high yield bonds, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of Bond Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of Government Securities Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of Short Maturity Government Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in short maturity government securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      It is a nonfundamental policy of the Money Market Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days prior written notice of such change.

      Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

      The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

      The Pennsylvania Fund may not:

      1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.


      2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

      3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

      4. Purchase securities of companies for the purpose of exercising control.

      5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

      7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

      8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

      9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

      The above investment limitations are considered at the time that portfolio securities are purchased.

      If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

      In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.


                            MANAGEMENT OF THE FUNDS

      Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees (together, the "Boards"), which consist of the same ten individuals (the "Directors/Trustees") and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the International Equity Fund, and Evergreen with respect to the High Yield Fund and the Capital Markets Income Fund. See the "The Investment Advisor", below.

      During the fiscal year ended November 30, 2004, the Audit, Compliance and Pricing Committee (the "Audit Committee") of each Board of Directors/Trustees, which is each comprised of four non-interested Directors/Trustees, held five meetings. Each Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Boards, management, and the independent auditor; acts as a liaison between the Boards and the Chief Compliance Officer of the Funds (the "CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Boards pursuant to Rule 38a-1 under the Investment Company Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Boards have adopted a written charter for the Audit Committee of each Board.


      The Governance, Contracts and Nominating Committee (the "Governance Committee") of each Board held three meetings during the fiscal year ended November 30, 2004. With respect to governance matters, each Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, each Governance Committee reviews the composition of the Boards, considers nominations for independent director membership on the Boards and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisors and other principal service providers. When considering nominations, each Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds' legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds' communications to shareholders. In its evaluation of potential nominees, each Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Boards, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company or the Pennsylvania Fund, as applicable. With respect to contract matters, each Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements (including any subadvisory agreements), administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of the advisors to the Funds (including any subadvisors), the distributor, and the administrative services providers.

      Biographical Information. Certain biographical and other information relating to the non-interested Directors/Trustees of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and its affiliates and other public directorships.


-------------------------------------------------------------------------------------------------------
Name, Address, Age           Position(s)          Term of Office*     Principal Occupation(s)
                             Held with            and Length of       During Past Five Years
                             the Funds            Time Served
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
John D. Feerick (68)         Director/Trustee     Director/Trustee    Fordham University School
140 West 62nd Street                              since 1984          of Law - Dean, 1982 to
New York, New York 10023                                              2002; Professor of Law, 2002
                                                                      to present; Trustee - New
                                                                      York Medical College, 2000
                                                                      to present; GHI - Director,
                                                                      1999 to present; American
                                                                      Arbitration Association -
                                                                      Former Director and Chair
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Richard I. Johannesen, Jr.   Director/Trustee     Director/Trustee    Retired; Former Vice
(70)                                              since 1994          President and Manager -
87 Whitney Lane                                                       Bond Market Research
Stowe, Vermont  05672                                                 Department, Salomon
                                                                      Brothers Inc.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Keniston P. Merrill (68)     Director/Trustee     Director/Trustee    Retired; Former Chairman of
Brainstorm Farm,                                  since 1987          the Board of the Company,
P.O. Box 404                                                          1990 to 1997; Chairman of
Randolph, Vermont 05060                                               the Board of the
                                                                      Pennsylvania Fund, 1990 to
                                                                      1997; Sentinel Advisors
                                                                      Company - Chairman and
                                                                      Chief Executive Officer,
                                                                      1993 to 1997; American
                                                                      Guaranty & Trust Company
                                                                      - Director, 1993 to 1997
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



----------------------------------------------------------------
Name, Address, Age           Number of        Public
                             Funds            Directorships
                             Overseen
----------------------------------------------------------------

----------------------------------------------------------------
John D. Feerick (68)         2 registered     Wyeth -
140 West 62nd Street         investment       Director, 1987
New York, New York 10023     companies        to present
                             consisting of
                             17 portfolios




----------------------------------------------------------------

----------------------------------------------------------------
Richard I. Johannesen, Jr.   2 registered
(70)                         investment
87 Whitney Lane              companies
Stowe, Vermont  05672        consisting of
                             17 portfolios
----------------------------------------------------------------

----------------------------------------------------------------
Keniston P. Merrill (68)     2 registered
Brainstorm Farm,             investment
P.O. Box 404                 companies
Randolph, Vermont 05060      consisting of
                             17 portfolios






----------------------------------------------------------------

----------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
Deborah G. Miller (55)       Director/Trustee     Director/Trustee    Enterprise Catalyst Group -
1117 Hamilton Avenue                              since 1995          Chief Executive Officer,
Palo Alto, California  94301                                          1999 to present; Digital
                                                                      Equipment Corporation -
                                                                      Vice President-Americas
                                                                      Systems Business Unit, 1995
                                                                      to 1998
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
John Raisian, Ph.D. (55)     Director/Trustee     Director/Trustee    Hoover Institution at
Hoover Institution,                               since 1996          Stanford University -
Stanford University                                                   Director and Senior Fellow,
Serra and Galvey Streets                                              1991 to present; Director,
Stanford, California                                                  Stanford Faculty Club, 1994
94305-6010                                                            to present; Member of the
                                                                      Editorial Board, Journal of
                                                                      Labor Research, 1983 to
                                                                      present; Member, American
                                                                      Economic Association,
                                                                      World Affairs Council,
                                                                      Council of Foreign Relations,
                                                                      National Association of
                                                                      Scholars
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Nancy L. Rose (46)           Director/Trustee     Director/Trustee    Massachusetts Institute of
MIT Department of                                 since 2003          Technology - Professor of
Economics                                                             Economics, 1985 to present;
50 Memorial Drive                                                     National Bureau of Economic
Cambridge, Massachusetts                                              Research - Director of
02142-1347                                                            Industrial Organization
                                                                      Research Program, 1990 to
                                                                      present

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Richard H. Showalter (57)    Director/Trustee     Director/Trustee    Dartmouth-Hitchcock
Dartmouth-Hitchcock                               since 2003          Alliance and Mary Hitchcock
Medical Center                                                        Memorial Hospital - Senior
One Medical Center Drive                                              Vice President and Chief
Lebanon, New Hampshire                                                Financial Officer, 1985 to
03756                                                                 present; Dartmouth-
                                                                      Hitchcock clinic - Senior
                                                                      Vice President and Chief
                                                                      Financial Officer, 1999 to
                                                                      present; Dartmouth-
                                                                      Hitchcock Medical Center -
                                                                      Treasurer, 1995 to present

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Susan M. Sterne (59)**       Director/Trustee     Director/Trustee    Economic Analysis
5 Glen Court                                      since 1990          Associates, Inc. - President
Greenwich, Connecticut                                                and Chief Economist, 1979
06830-4505                                                            to present

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Angela E. Vallot (48)        Director/Trustee     Director/Trustee    Angela Vallot Management
370 Riverside Drive                               since 1996          Consulting, 2003 to present;
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------
Deborah G. Miller (55)       2 registered     Libbey Inc. -
1117 Hamilton Avenue         investment       Director, 2003
Palo Alto, California  94301 companies        to present
                             consisting of
                             17 portfolios


----------------------------------------------------------------

----------------------------------------------------------------
John Raisian, Ph.D. (55)     2 registered
Hoover Institution,          investment
Stanford University          companies
Serra and Galvey Streets     consisting of
Stanford, California         17 portfolios
94305-6010








----------------------------------------------------------------

----------------------------------------------------------------
Nancy L. Rose (46)           2 registered     Charles River
MIT Department of            investment       Associates, Inc.
Economics                    companies        - Director,
50 Memorial Drive            consisting of    2004 to present
Cambridge, Massachusetts     17 portfolios
02142-1347



----------------------------------------------------------------

----------------------------------------------------------------
Richard H. Showalter (57)    2 registered
Dartmouth-Hitchcock          investment
Medical Center               companies
One Medical Center Drive     consisting of
Lebanon, New Hampshire       17 portfolios
03756







----------------------------------------------------------------

----------------------------------------------------------------
Susan M. Sterne (59)**       2 registered
5 Glen Court                 investment
Greenwich, Connecticut       companies
06830-4505                   consisting of
                             17 portfolios
----------------------------------------------------------------

----------------------------------------------------------------
Angela E. Vallot (48)        2 registered
370 Riverside Drive          investment
----------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
Apt. 15E                                                              Colgate-Palmolive Company        companies
New York, New York 10025                                              - Vice President - Global        consisting of
                                                                      Workplace Initiatives, 2001      17 portfolios
                                                                      to 2003; Texaco, Inc. -
                                                                      Director of Stakeholder
                                                                      Relations, 1997 to 2001; Of
                                                                      Counsel - Law firm of Arent,
                                                                      Fox, Kintner, Plotkin and
                                                                      Kahn, 1989-1997; Associate
                                                                      - Law firm of Jones, Day,
                                                                      Reavis and Pogue, 1985-
                                                                      1989; Trustee of the District
                                                                      of Columbia Retirement
                                                                      Board, 1992-1996

------------------------------------------------------------------------------------------------------------------------



     (*) Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after such Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' by-laws, charters or by statute.
     (**) Ms. Sterne's son is married to the daughter of Mr. Grab, the Vice
          President & Chief Financial Officer of the Funds.

-------------------------------------------------------------------------------------------------------
Name, Address, Age           Position(s)          Term of             Principal Occupation(s) During
                             Held with            Office*** and       Past Five Years
                             the Funds            Length of Time
                                                  Served
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Thomas H. MacLeay            Chairman, and        Chairman since      National Life Group - Chairman
(56)                         Director/Trustee     2003                of the Board and Chief Executive
National Life Drive                                                   Officer, 2002 to present;
Montpelier, Vermont                                                   President and Chief Operating
05604                                                                 Officer, 1996 to 2001; National
                                                                      Life Insurance Company - Chief
                                                                      Financial Officer, 1991 to 1996;
                                                                      various investment management,
                                                                      corporate planning and financial
                                                                      roles, 1975 to 1991
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Kenneth R. Ehinger           President            President since     National Life Insurance Company
(51)                                              2003                - Senior Vice President - NL
National Life Drive                                                   Financial Alliance Division,
Montpelier, Vermont                                                   2004 to present; Sentinel
05604                                                                 Management Company - President
                                                                      and Chief Executive Officer
                                                                      since 2003; President and Chief
                                                                      Operating Officer 2001 to 2003;
                                                                      Sentinel Administrative Services
                                                                      Company and Equity Services,
                                                                      Inc. - President and Chief
                                                                      Executive Officer since 2001;
                                                                      President and Chief Operating
                                                                      Officer 1999 to 2001; American
                                                                      Guaranty & Trust Company -
                                                                      Chairman since 2003; Lincoln
                                                                      Financial Advisors, Ft. Wayne,
                                                                      IN - Chief Operating Officer,
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------
Name, Address, Age           Number of        Public
                             Funds            Directorships
                             Overseen

----------------------------------------------------------------

----------------------------------------------------------------
Thomas H. MacLeay            3 registered
(56)                         investment
National Life Drive          companies
Montpelier, Vermont          consisting of
05604                        24 portfolios





----------------------------------------------------------------

----------------------------------------------------------------
Kenneth R. Ehinger           2 registered
(51)                         investment
National Life Drive          companies
Montpelier, Vermont          consisting of
05604                        17 portfolios













----------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                                                                      1990 to 1999
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
John M. Grab, Jr.,           Vice President       Vice President      Sentinel Management Company -
C.P.A. (58)                  and Chief            since 1988,         Senior Vice President, 1993 to
National Life Drive          Financial Officer    Chief Financial     present; Sentinel Administrative
Montpelier, Vermont                               Officer since       Service Company - Senior Vice
05604                                             2002                President, 1993 to present; ESI
                                                                      - Senior Vice President and
                                                                      Chief Financial Officer, 1988
                                                                      to present; American Institute
                                                                      of Certified Public Accountants;
                                                                      The Vermont Society of Certified
                                                                      Public Accountants
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Thomas P. Malone             Vice President       Vice President      Sentinel Administrative Service
(48)                         and Treasurer        and Treasurer       Company - Vice President, 1997
National Life Drive                               since 1997          to present; Assistant Vice
Montpelier, Vermont                                                   President, 1990 to 1997;
05604                                                                 Sentinel Group Funds, Inc. -
                                                                      Vice President & Treasurer, 1997
                                                                      to present; Assistant Vice
                                                                      President, 1990 to 1997

-------------------------------------------------------------------------------------------------------
John K. Landy (44)           Vice President       Vice President      Sentinel Administrative Service
National Life Drive                               since 2002          Company - Senior Vice President,
Montpelier, Vermont                                                   2003 to present; Vice President,
05604                                                                 1997 to 2003
-------------------------------------------------------------------------------------------------------
Scott G. Wheeler (39)        Assistant Vice       Assistant Vice      Sentinel Administrative Service
National Life Drive          President and        President and       Company - Assistant Vice
Montpelier, Vermont          Assistant            Assistant           President, 1998 to present
05604                        Treasurer            Treasurer since
                                                  1998
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
D. Russell Morgan            Chief Compliance     Secretary since     Sentinel Group Funds, Inc.,
(49)                         Officer and          1988; Chief         Sentinel Variable Products
National Life Drive          Secretary            Compliance          Trust, Sentinel Advisors
Montpelier, Vermont                               Officer since       Company, NL Capital Management,
05604                                             2004                Inc., National Life Variable
                                                                      Products Separate Accounts -
                                                                      Chief Compliance Officer, 2004
                                                                      to present; National Life -
                                                                      Assistant General Counsel,
                                                                      2001 to 2004; Senior
                                                                      Counsel, 2000 to 2001;
                                                                      Counsel, 1994 to 2000;
                                                                      Equity Services, Inc. -
                                                                      Counsel, 1986 to 2004;
                                                                      Sentinel Advisors Company
                                                                      - Sentinel Financial
                                                                      Services Company - Sentinel
                                                                      Administrative Service
                                                                      Company - Counsel, 1993 to 2004

-------------------------------------------------------------------------------------------------------


----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
John M. Grab, Jr.,           3 registered
C.P.A. (58)                  investment
National Life Drive          companies
Montpelier, Vermont          consisting of
05604                        24 portfolios







----------------------------------------------------------------

----------------------------------------------------------------
Thomas P. Malone             3 registered
(48)                         investment
National Life Drive          companies
Montpelier, Vermont          consisting of
05604                        24 portfolios






----------------------------------------------------------------
John K. Landy (44)           3 registered     None
National Life Drive          investment
Montpelier, Vermont          companies
05604                        consisting of
                             24 portfolios
----------------------------------------------------------------
Scott G. Wheeler (39)        3 registered     None
National Life Drive          investment
Montpelier, Vermont          companies
05604                        consisting of
                             24 portfolios
----------------------------------------------------------------

----------------------------------------------------------------
D. Russell Morgan            3 registered
(49)                         investment
National Life Drive          companies
Montpelier, Vermont          consisting of
05604                        24 portfolios
















----------------------------------------------------------------


*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' by-laws, charters or by statute. Each elected officer is elected by, and serves at the pleasure of, the Boards of the Funds.

      Thomas H. MacLeay, the Chairman of the Funds, is an interested person of the Funds because he is also Chairman, President and Chief Executive Officer of National Life. The officers and Directors/Trustees of the Funds who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. If the Audit Committee holds a meeting on a day on which there is not a meeting of the full Board, the Company will pay each member of the Audit Committee who attends the meeting an additional $500. The Company and the Pennsylvania Fund also reimburse Directors/Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2004 to the officers and Directors/Trustees of the Funds as a group was $456,981.


      The following table sets forth for the fiscal year ended November 30, 2004 compensation paid by the Company and by the Pennsylvania Fund to the non-interested Directors/Trustees of the Funds:


                                                                       Pension or        Pension or           Total
                                                    Aggregate          Retirement        Retirement       Compensation
                                                  Compensation          Benefits          Benefits          from Fund
         Name of                Aggregate             From             Accrued as        Accrued as       and Sentinel
        Director/             Compensation        Pennsylvania        Part of Fund     Part of Trust      Pennsylvania
         Trustee              from Company*      Tax-Free Trust*        Expense           Expense        Tax-Free Trust
---------------------------  ---------------    -----------------    --------------   ---------------   ----------------
Richard J. Borda**               $10,500             $1,233               None              None             $11,773
John D. Feerick                   31,500              3,700               None              None              32,200
Richard I. Johannesen             34,250              3,900               None              None              38,150
Keniston P. Merrill               33,750              3,900               None              None              37,650
Deborah G. Miller                 33,750              3,900               None              None              37,650
John Raisian                      31,500              3,700               None              None              35,200
Nancy L. Rose                     33,750              3,900               None              None              37,650
Richard H. Showalter, Jr.         33,750              3,900               None              None              37,650
Susan M. Sterne                   34,250              3,900               None              None              38,150
Angela E. Vallot                  33,750              3,900               None              None              37,650



     (*) As of November 30, 2004, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $127,653, for Mr. Raisian is $25,948, for Ms. Rose is $20,554, and for Ms. Vallot is $126,320.
     (**) Retired from the Board effective March 31, 2004.


     Share Ownership. Information relating to each Director's/Trustee's share ownership in the Funds as of December 31, 2004 is set forth in the chart below. The dollar ranges are as follows:


     A.   None
     B.   $1 to $10,000
     C.   $10,001 to $50,000
     D.   $50,001 to $100,000
     E.   over $100,000


      For purposes of the chart below, the Funds are designated as follows

CS -  Common Stock Fund               BD -  Bond Fund
BL -  Balanced Fund                   GS -  Government Securities fund
MC -  Mid Cap Growth Fund             SM -  Short Maturity Government Fund
SC -  Small Company Fund              MM -  U.S. Treasury Money Market Fund
GI -  Growth Index Fund               TF -  Tax-Free Income Fund
FC -  Flex Cap Opportunity Fund       NY -  New York Fund
WO -  International Equity Fund       PA -  Pennsylvania Fund
HY -  High Yield Fund                 CO -  Core Mid Cap Fund
CM -  Capital Markets Income Fund

                                           Aggregate Dollar                Aggregate Dollar Range
                                          Range of Equity in            of Securities in All of the
Name                                          each Fund                            Funds
-------------------------------------  ---------------------------    --------------------------------
Interested Director/Trustee:

   Thomas H. MacLeay(*)                         BD - B                               B
                                                MC - B
                                                MM - B
Non-Interested Directors/Trustee:
   John D. Feerick                              SC - D                               E
                                                CS - D
                                                MC - C
                                                WO - E
                                                GI - C
   Richard I. Johannesen, Jr.                   MM - C                               C
                                                SM - C
   Keniston P. Merrill                          MM - E                               E
   Deborah G. Miller**                                                               A
   John Raisian**                                                                    A
   Nancy L. Rose                                BL - B                               C
                                                CS - B
                                                WO - B
                                                SM - B
                                                HY - B
                                                FC - B
                                                CO - B
   Richard H. Showalter**                                                            A
   Susan M. Sterne                              CM - C                               C
   Angela E. Vallot**                           SC - B                               C
                                                BD - B
                                                CS - B
                                                MC - B
                                                WO - B


(*) Mr. MacLeay had indirect ownership positions in the listed Funds through National Life Insurance Company's 401(k) and deferred compensation plans. These positions were excluded when calculating the dollar ranges shown.
(**) These Directors/Trustees had indirectly invested in the Funds through the Funds' Deferred Compensation Plan for Directors/Trustees, not included in the above..

      Codes of Ethics. The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

                              PORTFOLIO MANAGERS

Portfolio Manager Compensation.

      Each Fund's portfolio manager(s) are compensated by the Advisor or the Fund's subadvisor, as applicable, and not by the Fund. Set forth below is information regarding such compensation.

      Sentinel Advisors Company ("Sentinel Advisors")
      -----------------------------------------------

      All portfolio managers of internally managed Funds are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is based on comparative investment management industry data. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to peer funds as determined by Morningstar or Lipper. Relative results for the most recent 1, 3 and 5 year periods are taken into account, with 35% based on the 1 year relative performance, 40% based on the 3 year relative performance, and 25% based on the 5 year relative performance. Where a portfolio manager has responsibility for more than one Fund, management determines an appropriate allocation of incentive compensation opportunity among the Funds managed by the individual portfolio manager, based on management's view of overall fairness, creation of the most appropriate incentives, and effort. A small portion of incentive compensation may be derived from a compensation pool based on net sales of the Funds, which is then allocated among the portfolio managers at the discretion of the Chief Executive Officer of the Advisor.

      In the case of the portfolio managers of the internally managed equity Funds (other than the Growth Index Fund), all incentive compensation is based on the relative performance of his Fund or Funds, and possibly to a small extent on the net sales of the Funds.

      In the case of Mr. Lert, the portfolio manager of the Growth Index Fund, the relative performance of that Fund is a relatively small factor in his incentive compensation, which is primarily based on the quality of his quantitative research that is available to all the Funds.

      In the case of the internally managed fixed income Funds, management determines an appropriate portion of total incentive compensation to be based on relative Fund performance, with other portions of total incentive compensation based on results achieved in the portions of the National Life Insurance Company and Life Insurance Company of the Southwest portfolios for which such portfolio managers are responsible (National Life Insurance Company and Life Insurance Company of the Southwest are affiliates of the Advisor). This determination is based on the effort devoted to each of the portfolios managed, as well as management's view of overall fairness and creation of appropriate incentives. Again, a small portion of the fixed income Fund portfolio managers' incentive compensation may be based on net sales of the Funds.

      Portfolio managers also participate in benefit plans and programs available generally to all National Life Group employees. These include health, life and disability insurance, and a defined benefit pension plan.

      INVESCO Global Asset Management (N.A.), Inc. ("INVESCO")
      --------------------------------------------------------

      INVESCO seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

      Base Salary. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of an independent compensation survey of the investment management industry.

      Annual Bonus. Each portfolio manager is paid an annual cash bonus. Generally, the majority of the bonus is performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

      Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP Plc stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

      Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

      Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

      Portfolio managers also participate in benefit plans and programs available generally to all employees.


Evergreen Investment Management Company
---------------------------------------

      Portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility.

      The annual bonus has an investment performance component and a subjective evaluation component. The amount of the investment performance component is based on the investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior three years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. The investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager were to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

      The investment performance component of Ms. Avutu's bonus is determined based on comparisons to Lipper large cap core, Lipper utility, Lipper equity income and Lipper multicap value composites. The investment performance component of Mr. Erikson's and Mr. Sternberg's bonuses are determined based on comparisons to Callan high yield, Lipper high yield and Lipper multi-sector income composites.

      Portfolio managers may also receive equity incentive awards
(non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and/or positions held with Evergreen.

      In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

         o  medical, dental, vision and prescription benefits,

         o  life, disability and long-term care insurance,

         o before-tax spending accounts relating to dependent care, health care, transportation and parking, and

         o various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to Evergreen employees. Senior level employees in Evergreen, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.
Portfolio Managers' Fund Ownership.

      For each Fund other than the Money Market Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members.

      In the case of INVESCO, the investment team is under the direction of the Chief Investment Officer, Erik B. Granade. The portfolio managers with the most significant responsibility within the investment team are listed below.



A.    None
B.    $1 to $10,000
C.    $10,001 to $50,000
D.    $50,001 to $100,000
E.    $100,000 to $500,000

                                                            Aggregate Dollar
                                                           Range of Equity in
                                                             the Fund as of
Portfolio Manager         Fund(s) Managed                  November 30, 2004
----------------------    ---------------------------   -----------------------

Advisor
-------

David M. Brownlee         Bond Fund                               A
                          Government Securities fund              C
                          Short Maturity Government               C
                          Fund
                          Balanced Fund                           A

Kenneth J. Hart           Tax-Free Income Fund                    A
                          New York Fund                           A
                          Pennsylvania Fund                       A

Robert L. Lee             Mid Cap Growth Fund                     E
                          Flex Cap Opportunity Fund               B

Peter W. Lert             Growth Index Fund                       A*

Daniel J. Manion          Common Stock Fund                       D
                          Balanced Fund                           A

                                                            Aggregate Dollar
                                                           Range of Equity in
                                                             the Fund as of
Portfolio Manager         Fund(s) Managed                  November 30, 2004
----------------------    ---------------------------   -----------------------

Charles C. Schwartz       Core Mid Cap Fund                       A
                          Small Company Fund                      C

INVESCO
-------
Erik B. Granade           International Equity Fund               C
Michele T. Garren         International Equity Fund               A
Ingrid E. Baker           International Equity Fund               A
W. Lindsay Davidson       International Equity Fund               A
Kent A. Starke            International Equity Fund               A

Evergreen
---------
Dana Erikson              High Yield Fund                         A
                          Capital Markets Income Fund             A
Sujatha R. Avutu          Capital Markets Income Fund             A
Edgardo R. Sternberg      Capital Markets Income Fund             A

-------------------------------------------------
*As of February 11, 2005. Mr. Lert became the portfolio manager of Growth Index Fund effective January 1, 2005.


Portfolio Management Conflicts of Interest.
-------------------------------------------

      In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Advisor or subadvisor. The tables below show, for the portfolio manager(s) of each Fund other than the Money Market Fund, the number and asset size of the following types of accounts that he or she manages: (1) SEC registered investment companies (or series thereof) other than the Company or the Pennsylvania Fund; (2) pooled investment vehicles that are not registered investment companies; and (3) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Except as noted, the information is provided as of November 30, 2004.


          Portfolio Managers' Management of Registered Investment Companies/Series
                       Other Than the Company or the Pennsylvania Fund
                       -----------------------------------------------

                                                                            Total Assets
                                                             Number of            of
                                                             Companies/       Companies/
                          Number of                         Series with      Series with
                         Companies/                         Performance      Performance
Portfolio Manager          Series         Total Assets       Based Fee       -Based Fee
---------------------  --------------   -----------------  -------------  ----------------

Advisor
-------
David M. Brownlee             2           $43.0 million         none            none



                                      28


                                                                            Total Assets
                                                             Number of            of
                                                             Companies/       Companies/
                          Number of                         Series with      Series with
                         Companies/                         Performance      Performance
Portfolio Manager          Series         Total Assets       Based Fee       -Based Fee
---------------------  --------------   -----------------  -------------  ----------------

Kenneth J. Hart             none              none              none            none
Robert L. Lee                 1           $27.4 million         none            none
Peter W. Lert*                1           $4.0 million          none            none
Daniel J. Manion              2           $73.5 million         none            none
Charles C. Schwartz           1           $51.9 million         none            none

INVESCO
-------
Erik B. Granade               3         $595.5 million          none            none
Michele T. Garren             3         $595.5 million          none            none
Ingrid E. Baker               3         $595.5 million          none            none
W. Lindsay Davidson           3         $595.5 million          none            none
Kent A. Starke                3         $595.5 million          none            none

Evergreen
---------
Dana Erikson                  6          $4.090 billion/1/      none            none
Sujatha R. Avutu              2          $1.469 billion/2/      none            none
Edgardo R. Sternberg          2          $491.9 million/3/      none            none


---------------------------------
*As of February 11, 2005. Mr. Lert became the portfolio manager of Growth Index Fund effective January 1, 2005.


/1/Of the six other registered investment companies managed by Mr. Erikson, he is fully responsible for three but, as of November 30, 2004, was responsible only for approximately $841.1 million of the $1,359.6 million in assets in the others.

/2/Of the two other registered investment companies managed by Ms. Avutu, she is fully responsible for one but, as of November 30, 2004, was responsible only for approximately $42.0 million of the $115.5 million in assets in the other.

/3/ Of the two other registered investment companies managed by Mr. Sternberg, he is not fully responsible for either fund and, as of November 30, 2004, was responsible only for approximately $87.4 million of the approximately $491.9 million in assets in the funds.



                Portfolio Managers' Management of Pooled Investment Vehicles
                         Other Than Registered Investment Companies
                         ------------------------------------------

                                                             Number of       Total Assets
                                                              Vehilces        of Vehicles
                                                                with             with
                          Number of                         Performance      Performance
Portfolio Manager         Vehicles        Total Assets       Based Fee       -Based Fee
---------------------  --------------   ----------------- --------------   ---------------

Advisor
-------
David M. Brownlee             0                 0               none            none
Kenneth J. Hart               0                 0               none            none
Robert L. Lee                 0                 0               none            none
Peter W. Lert*                0                 0               none            none



                                             29



                                                             Number of       Total Assets
                                                              Vehilces        of Vehicles
                                                                with             with
                          Number of                         Performance      Performance
Portfolio Manager         Vehicles        Total Assets       Based Fee       -Based Fee
---------------------  --------------   ----------------- --------------   ---------------
Daniel J. Manion              0                 0               none            none
Charles C. Schwartz           0                 0               none            none

INVESCO
-------
Erik B. Granade               8         $2.113 billion          none            none
Michele T. Garren             8         $2.113 billion          none            none
Ingrid E. Baker               8         $2.113 billion          none            none
W. Lindsay Davidson           8         $2.113 billion          none            none
Kent A. Starke                8         $2.113 billion          none            none

Evergreen
---------
Dana Erikson                  0                 0               none            none
Sujatha R. Avutu              0                 0               none            none
Edgardo R. Sternberg          0                 0               none            none


------------------------------
*As of February 11, 2005. Mr. Lert became the portfolio manager of Growth Index Fund effective January 1, 2005.




                         Portfolio Managers' Management of Accounts
                           That Are Not Pooled Investment Vehicles
                           ---------------------------------------

                                                               Number        Total Assets
                                                                 of          of Accounts
                                                              Accounts           with
                                                                with         Performance-
                                                              Performa        Based Fee
                                                                           ---------------
                          Number of                          nce Based
Portfolio Manager         Accounts        Total Assets          Fee
---------------------   ------------    ----------------   ------------

Advisor
-------
David M. Brownlee             4          $2.897 billion         none             none
Kenneth J. Hart               0                 0               none             none
Robert L. Lee                 1           $6.4 million          none             none
Peter W. Lert*                1           $13.4 million         none             none
Daniel J. Manion              1           $31.4 million         none             none
Charles C. Schwartz           1           $6.2 million          none             none

INVESCO
-------
Erik B. Granade              146        $11.664 billion         none             none
Michele T. Garren            146        $11.664 billion         none             none
Ingrid E. Baker              146        $11.664 billion         none             none
W. Lindsay Davidson          146        $11.664 billion         none             none
Kent A. Starke               146        $11.664 billion         none             none

Evergreen
---------
Dana Erikson                  0                 0               none             none
Sujatha R. Avutu              0                 0               none             none


                                             30


                                                               Number        Total Assets
                                                                 of          of Accounts
                                                              Accounts           with
                                                                with         Performance-
                                                              Performa        Based Fee
                                                                           ---------------
                          Number of                          nce Based
Portfolio Manager         Accounts        Total Assets          Fee
---------------------   ------------    ----------------   ------------
Edgardo R. Sternberg          1           $2.9 million          none             none


------------------------------
*As of February 11, 2005. Mr. Lert became the portfolio manager of Growth Index Fund effective January 1, 2005.


      Sentinel Advisors Company
      -------------------------

      The Advisor is primarily owned by National Life Insurance Company, which is also in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

      To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may arise where the Advisor may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages.

      INVESCO
      -------

      Actual or apparent conflict of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple account are presented with the following potential conflicts:



      The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. INVESCO seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline using the same investment models. If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, INVESCO had adopted procedures for allocating portfolio transactions across multiple accounts.

      With respect to securities transactions, INVESCO determines which broker to use to execute the transaction, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, INVESCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, INVESCO may place separate, nonsimultaneous, transactions for accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of an account.

          Finally, the appearance of a conflict of interest may arise where INVESCO has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

      INVESCO has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      Evergreen
      ---------

      Portfolio managers may experience certain conflicts of interest in managing the Funds' investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. Evergreen has strict policies and procedures, enforced through diligent monitoring by Evergreen's compliance department, to address potential conflicts of interest relating to the allocation of investment opportunities. One potential conflict arises from the weighting scheme used in determining bonuses, as described above, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. Evergreen's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. Similarly, Evergreen has adopted policies and procedures in accordance with Rule 17a-7 relating to transfers effected without a broker-dealer between a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. In addition, Evergreen's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.



                            PRINCIPAL SHAREHOLDERS

      As of February 4, 2005, the Company's and the Pennsylvania Fund's Directors/Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of December 31, 2004, none of the non-interested Directors/Trustees of the Funds nor any of their immediate family members owned beneficially or of record any securities in Advisor, SFSC or any of their affiliates. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and/or beneficially 462,421,961.938 shares amounting to 6.3% of the outstanding shares of the Company 7.3% of the voting power) which included 38,112,098.806 shares of the Common Stock Fund amounting to 7.0% of such Fund, 17,892,489.356 shares of the Balanced Fund amounting to 9.3% of such Fund, 11,825,366,889 shares of the Mid Cap Growth Fund amounting to 14.8% of such Fund, 187,002,948.402 shares of the Small Company Fund amounting to 2.1% of such Fund, 7,113,470.497 shares of the International Fund amounting to 24.3% of such Fund, 23,593,694.762 shares of the High Yield Fund amounting to 8.2% of such Fund, 14,303,461.615 shares of the Bond Fund amounting to 26.3% of such Fund, 10,329,429.522 shares of the Government Securities Fund amounting to 6.4% of such Fund, 34,475,496.907 shares of Short Maturity Fund amounting to 4.3% of such Fund, 88,482,167.399 shares of the Money Market Fund amounting to 5.8% of such Fund, 4,480,743.316 shares of the Tax-Free Income Fund amounting to 6.6% of such Fund, 2,422,426.336 shares of the New York Fund amounting to 2.0% of such

Fund, 7,061,168.646 shares of the Flex Cap Opportunity Fund amounting to 16.1% of such Fund, 6,827,726.167 shares of the Capital Markets Income Fund amounting to 3.4% of such Fund, 987,669.037 shares of the Core Mid Cap Fund amounting to 1.8% of such Fund, and 5,426,490.514 shares of the Growth Index Fund amounting to 47.2% of such Fund. National Life and its affiliates also owned 2,085,113.767 shares of the Pennsylvania Fund amounting to 1.0% of the outstanding shares on such date.

      As of February 4, 2005, none of the approximately 227,000 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the Small Company
Fund: FIIOC as agent for Qualified Employee Benefit Plans, 100 Magellan Way, Covington, KY, 41015-1987, 12,687,507.235 shares amounting to 6.8% of the class, and New York Tax Free Income Fund: F&M Associates, 500 N Broadway #103, Jericho, New York, 11753-2111 , 323,463.140 shares amounting to 13.4% of the class, Pershing LLC, P.O. Box 2052, Jersey City, NJ, 07303-2052, 194,848.874 shares amounting to 8.0% of the class, and Louis Kannegiser & Kay Kannegiser, Jt Ten WROS, PO Box 186, Wawarsing, NY, 12489-0186, 199,454.745 shares amounting to 8.2% of such class.


                            THE INVESTMENT ADVISOR

      The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life and Penn Mutual. National Life's affiliates are the majority partners of the Advisor. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life and Penn Mutual, with National Life being the majority partner in each case.


      As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund, the Flex Cap Opportunity Fund and the Capital Markets Income Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Mid Cap Growth, International Equity and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, which agreement was amended effective January 1, 2004 to reduce the investment advisory fee schedule from 0.90% of the first $500 million of average daily net assets of the Fund, 0.85% of the next $250 million of such average daily net assets, and 0.80% of such average daily net assets in excess of $750 million, the Advisor now receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.75% per annum on the first $500 million of such average daily net assets, and 0.70% per annum on such assets in excess of $500 million. Under a separate advisory agreement with the Capital Markets Income Fund, the Advisor receives from the Capital Markets Income Fund a fee based on the average daily value of the net assets of the Capital Markets Income Fund equal to 0.60% per annum on such average daily net assets. Under a separate advisory agreement with the Core Mid Cap Fund, the Advisor receives from the Core Mid Cap Fund a fee based on the average daily value of the net assets of the Core Mid Cap Fund equal to 0.75% per annum on the first $500 million of such average daily net assets, and 0.70% per annum on such assets in excess of $500 million. Before waivers of advisory fees, for the fiscal year ended November 30, 2004, such fees aggregated $21,732,609, for the fiscal year ended November 30, 2003, such fees aggregated $16,678,992 and for the fiscal year ended November 30, 2002, such fees aggregated $14,911,582. Of the above advisory fees, $676,240 were waived in the fiscal year ended November 30, 2004.

      As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 2004, November 30, 2003 and November 30, 2002, the Pennsylvania Fund paid advisory fees of $157,007, $171,503 and $163,702, respectively.

      Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund, the Flex Cap Opportunity Fund, the Capital Markets Income Fund and the Core Mid Cap Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

      Effective March 29, 2004, the Advisor voluntarily agreed, for a period at least until November 30, 2005, to waive the advisory fees or other expenses necessary to limit the overall expense ratio of Growth Index Class A shares to 0.65%. The waiver of advisory fees also benefits the Class B and Class C shares of the Fund, which will experience the same reduced effective advisory fee rate as the Fund's Class A shares. The Advisor has no current intention to change or terminate this arrangement. However, the arrangement may be changed or terminated at any time after November 30, 2005.

      In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the International Equity Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 2004, and no reimbursement was required under this policy.

      The Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund, the Flex Cap Opportunity Fund, the Capital Markets Income Fund, and the Core Mid Cap Fund, which was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's sole shareholder on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the Flex Cap Opportunity Fund's sole shareholder on February 25, 2000, the advisory agreement applicable to the Capital Markets Income Fund, which was approved by the Company's Board of Directors on December 12, 2002 and the Capital Markets Income Fund's sole shareholder on March 7, 2003, and the advisory agreement applicable to the Core Mid Cap Fund, which was approved by the Company's Board of Directors on December 11, 2003 and the Core Mid Cap Fund's sole shareholder on March 26, 2004, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, Growth Index Fund, Flex Cap Opportunity Fund, Capital Markets Income Fund and Core Mid Cap Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

      The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

      Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

      As described in the Prospectus, with respect to the International Equity Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the International Equity Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the International Equity Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or
(ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub- advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the International Equity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to June 30, 1999, INVESCO provided the same services under identical sub-advisory agreements and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.

      Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

      Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the Capital Markets Income Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the Capital Markets Income Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to 0.25% per annum of the average daily net assets of the Capital Markets Income Fund. This agreement became effective March 10, 2003. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

      Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Flex Cap Opportunity Fund, but such sub-advisory arrangement terminated as of December 31, 2003.

      The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2004 were $424,206, $808,349 and $13,805, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2002 were $378,091, $271,985 and $177,506, respectively.

      At a meeting of the Boards of Directors/Trustees held on August 23-25, 2004, the Boards approved the continuation of each Fund's advisory agreement and sub-advisory agreement, as applicable, for an additional year. In connection with its deliberations, the Boards reviewed information derived from a number of sources and covering a range of issues. The Boards considered the services provided to the Funds by the Advisor under each

Fund's advisory agreement, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Advisor and its affiliates provide administrative services, shareholder services, fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Boards also considered the Advisor's costs of providing services, and the direct and indirect benefits to the Advisor from its relationship with the Funds. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services and the Advisor's profitability under the advisory agreements, but also compensation paid to the Advisor or its affiliates for other, non-advisory, services provided to the Fund. The Boards also considered the Advisor's access to research services from brokers to which the Advisor may have allocated Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the advisory agreements, the Boards also compared the Funds' advisory fee rates, expense ratios and historical performance to those of comparable funds. The Boards considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that the Advisor may experience as a result of growth in the Funds' assets. The Boards also reviewed materials supplied by counsel to the Funds that were prepared for use by the Board in fulfilling its duties under the Investment Company Act.

      Based on the information reviewed and discussions among the Directors/Trustees, the Boards concluded that they were satisfied with the nature and quality of the services provided by the Funds' Advisor, and, with respect to International Equity Fund, High Yield Fund and Capital Markets Income Fund with the services of the respective subadvisors, as well as that the advisory fee rates were reasonable in relation to such services.


                            PROXY VOTING PROCEDURES

      The Funds have adopted proxy voting procedures pursuant to which the Board of Directors delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor or applicable subadvisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor and the applicable subadvisors are included in Appendix D to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-283-FUND (3863), at the Funds' website at http://www.sentinelfunds.com, or at the SEC's website at http://www.sec.gov.


                  SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

      Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board of Directors of Sentinel Group Funds, Inc. and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust have each approved the policies and procedures adopted by the Funds and have delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures to the Boards.

      The Funds' policy with respect to disclosure of portfolio information is that such disclosure shall be limited to:

      (i) information contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

      (ii) information contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

      (iii) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree not to disclose or trade on such information before it is publicly disclosed;

      (iv) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

      (v) information provided on the Funds' website or marketing materials, broadly used with all selling broker-dealers of the Funds, or otherwise made generally available to anyone who requests it, in all such cases such information to be only as of the last business day of a month and only at least 30 days later than the date of such information.

      Portfolio information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio information, and that a copy of each such release must be sent to the Chief Compliance Officer. A copy of all information so released, and the name of the parties to whom any information was released, shall be sent to the Funds' Chief Compliance Officer. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such information.

      The policy does not apply to the disclosure of information to: the Directors of the Company or the Trustees of the Pennsylvania Fund, or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company or the Pennsylvania Fund, such as the Funds' counsel and registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings.

      The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information.

      The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Funds' Board of Directors/Board of Trustees
Funds' Independent Registered Public Accounting Firm
Funds' custodian
Funds' transfer agent
Funds' administrator agent (in connection with accounting services) Mutual fund information services - Morningstar, Inc. and Lipper Inc.

      Selective disclosure of portfolio information is made to the Funds' Board of Directors/Board of Trustees, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

      The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.


                             PRINCIPAL UNDERWRITER

      SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2004, 2003, and 2002 were $6,952,138, $6,334,814 and $4,584,667, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2004, 2003 and 2002, $523,034, $444,652 and $400,103,
respectively.

      During the fiscal year ended November 30, 2004, SFSC also received $1,026,992 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


                              PAYMENTS TO DEALERS

      SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including large broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

      These additional payments, which include record-keeping fees and other payments that are sometimes referred to as "revenue sharing," may represent premium overpayments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar years ended December 31, 2004 and 2003, respectively, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $835,000 and $550,000, respectively. Payments for these purposes made by SFSC or an affiliate from their own resources may vary but are not expected to exceed 0.20% of the assets of the Funds attributable to a particular intermediary, on an annual basis.


                            THE DISTRIBUTION PLANS

      The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, International Equity, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, International Equity and High Yield Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999, the Class C shares of the Mid Cap Growth Fund on March 9, 2000, the Class C shares of the Small Company Fund on June 14, 2001, the Class A, Class B and Class C shares of the Capital Markets Income Fund on December 12, 2002, and the Class A, Class B and Class C shares of the Core Mid Cap Fund on December 11, 2003. In all cases, the Plans reimburse SFSC for expenses actually incurred.

      Each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2004.



                             Service
                              Fees       Recovery of   Compensation     Occupancy      Total          Total
                             Paid to    Prepd. Sales        and          & Other       Sales       Travel and       TOTAL
Fund                         Dealers     Commissions     Benefits       Expenses     Promotion      Entrtnmnt
-----------------------   -----------  -------------- --------------   -----------  ------------ -------------- -------------
Tax-Free                      58,569                        47,927         10,753        26,897          9,793       129,901
Small Company              2,435,735      1,168,200      2,844,472        193,744       536,074        176,432     5,324,270
Balanced                     527,309        261,330        233,322         45,521       127,037         41,454     1,135,929
Bond                         109,512        118,329         72,952         15,351        40,929         13,980       335,152
Common Stock               1,938,457        440,157        722,038        181,994       472,837        165,732     3,821,830
MidCap Growth                329,522        167,692        144,528         27,729        83,118         25,252       709,720
Gov't Securities              96,981                       132,079         17,015        45,753         15,494       205,543
PATax-Free                    24,302                        16,133          4,726        11,709          4,304        57,093
International Equity         209,985         74,753        126,177         18,733        54,001         17,059       439,869
NYTax-Free                    30,290                        21,882          5,039        12,011          4,589        60,868
HighYield                    270,974        271,670        313,279         29,207        76,537         26,597       761,269
Growth Index                 130,271         50,523         69,000         10,228        29,339          9,314       209,531
FlexCap                       84,857         52,754         29,847          5,449        19,291          4,962       178,995
Capital Markets Income        84,496        110,427        103,372          9,097        24,506          8,284       281,663
Core Mid Cap                   6,524            555         46,149          1,236         3,767          1,125        24,608
Short Maturity               845,225                       547,367         55,823       142,641         50,835     1,180,174
                          -----------  -------------- --------------   -----------  ------------ -------------- -------------
Total Year-To-Date         7,183,009      2,716,391      5,470,524        631,645     1,706,447        575,205    14,856,417


      Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that it is expected that the amounts payable with respect to the Growth Index Fund will be equal to 0.75% of the net assets of the Class B shares of the Growth Index Fund). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

      Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

      Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

      Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares.

      The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

      The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the Directors/Trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the Directors/Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors/Trustees be done by the non-interested Directors/Trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors/Trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

      The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the non-interested Directors/Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

      SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                         THE FUND SERVICES AGREEMENTS

      Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.


      For these services, the Fund Services Agreements currently provide for the Funds to pay to Sentinel Service fixed fees totaling $1,064,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to Sentinel Service of licensing from State Street its Portfolio Accounting System, which is currently approximately $116,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

      Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 2004, 2003, and 2002 were $5,349,790, $4,536,942 and $4,067,572, respectively.

      Sentinel Service is a Vermont general partnership of which affiliates of National Life and Penn Mutual are the general partners.

      The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

      Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

      SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services.

      Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

      In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.


               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof (other than in the case of the three subadvised Funds), places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

      Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

      Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

      Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

      The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

      The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well as those of other clients.

      Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 2004, 2003, and 2002, the Funds paid total brokerage commissions of $5,394,434, $5,707,772 and $5,472,532, respectively. Brokerage commissions paid by each Fund were as follows:


-------------------------------------------------------------------
                                     Fiscal Period Ended
                                     -------------------
-------------------------------------------------------------------
Fund                           11/30/04      11/30/03     11/30/02
-------------------------------------------------------------------
Common Stock                 $1,849,927    $2,940,060   $2,419,534
-------------------------------------------------------------------
Balanced                        309,828       537,061      373,415
-------------------------------------------------------------------
Mid Cap Growth                  506,151       495,924    1,190,099
-------------------------------------------------------------------
Core Mid Cap(1)                  16,102      ---          ---
-------------------------------------------------------------------
Small Company                 2,359,692     1,405,277    1,145,055
-------------------------------------------------------------------
International Equity            109,182        87,075      122,966
-------------------------------------------------------------------
High Yield                       24,136        57,880       11,417
-------------------------------------------------------------------
Bond                           ---           ---          ---
-------------------------------------------------------------------
Government Securities          ---           ---          ---
-------------------------------------------------------------------
Short Maturity Gov't           ---           ---          ---
-------------------------------------------------------------------
Money Market                   ---           ---          ---
-------------------------------------------------------------------
Tax-Free Income                ---           ---          ---
-------------------------------------------------------------------
New York                       ---           ---          ---
-------------------------------------------------------------------
Pennsylvania                   ---           ---          ---
-------------------------------------------------------------------
Growth Index                     18,460        22,660       24,054
-------------------------------------------------------------------
Flex Cap Opportunity            139,105       161,835      185,992
-------------------------------------------------------------------
Capital Markets Income (2)       61,851        40,778     ---
-------------------------------------------------------------------


(1) Commenced operations March 29, 2004.
(2) Commenced operations March 10, 2003.

      The Funds paid brokerage commissions of $9,545, $42,710, and $120,685 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 2004, 2003, and 2002, respectively and $0 and $15,000 to Hornor Townsend & Kent, Inc. for the fiscal years ended November 30, 2004 and 2003, respectively. Each of Janney Montgomery Scott, Inc. and Hornor Townsend & Kent, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 0.2% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 2004. The commission rate applicable to all such transactions was $.05 per share, the same commission rate generally paid by the Funds in comparable transactions.

      The Flex Cap Opportunity Fund paid brokerage commissions of $5,350, $82,481, and $134,375, to Fred Alger & Company, Incorporated, for the fiscal years ended November 30, 2004, 2003, and 2002. Fred Alger & Company, Incorporated is an affiliate of the entity which until December 31, 2003 served as subadvisor to the Flex Cap Opportunity Fund. The commission rate applicable to these transactions was generally $.05 per share, the same commission rate charged by Fred Alger & Company, Incorporated to unaffiliated clients.

      Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds,66%, 63% and 61%, respectively, was allocated in fiscal 2004, 2003, and 2002, to brokers or dealers whose furnishing of research information was a factor in their selection.


                              PORTFOLIO TURNOVER

      Purchases for the Small Company, Core Mid Cap, Common Stock, Growth Index, International Equity, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

      The Mid Cap Growth and Flex Cap Opportunity Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Mid Cap Growth Fund's and the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

      In pursuit of the investment objectives of the High Yield, Capital Markets Income, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor or subadvisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.



      There were no significant variations in any Fund's portfolio turnover rate over the two most recently completed fiscal years, except that the portfolio turnover rates for Tax-Free Income and Government Securities decreased from 63% to 21% and from 576% to 473%, respectively. No variations in portfolio turnover rates from those in the fiscal year ended November 30, 2004 are anticipated.



                                CAPITALIZATION

      Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

      The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

      In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

      Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.


                            HOW TO PURCHASE SHARES
                                      and
                             REDUCE SALES CHARGES

      Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield, Capital Markets Income and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Flex Cap Opportunity, Small Company, Mid Cap Growth, Core Mid Cap, International Equity, Growth Index, Common Stock, Balanced, High Yield and Capital Markets Income Funds, the Class D shares offered by the Balanced Fund and the Class S Shares offered by Short Maturity Government Fund is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.


                     ISSUANCE OF SHARES AT NET ASSET VALUE

      Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

      The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares and Class S shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                       DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, generally 4:00 p.m. Eastern time. Equity securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices. Equity securities held by the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, adjusted to reflect events that occur between the close of those markets and the funds' determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Funds' Board of Directors, which has delegated this responsibility to the Funds' pricing committee, subject to the Board's review and supervision. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

      In addition to events that occur between the close of the foreign markets and the funds' determination of net asset value, which potentially affect the value of securities held by the International Equity Fund, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Boards have delegated this responsibility to a pricing committee, subject to their review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster).

      The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

      Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price. Dealers have the responsibility of submitting purchase orders to the Distributor prior to the close of the Distributor's business day in order to purchase shares at that day's net asset value. If the order is not received by that time, the dealer could be held liable for resulting fees or losses. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

      In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

      Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.


         COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2004

Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)



                         Flex Cap         Small         Mid Cap
                        Opportunity      Company         Growth        Core Mid     International         Growth
                           Fund           Fund            Fund         Cap Fund      Equity Fund        Index Fund
                        ------------  --------------   ------------    -----------  ---------------     --------------
Net assets               $21,817,409  $1,063,846,718   $147,020,984    $18,026,980     $109,959,430        $61,944,991
Shares outstanding         4,759,316     136,008,073      9,823,471        830,951        6,450,071          4,254,689
Net asset value per
   share (redemption
   price)                      $4.58           $7.82         $14.97         $21.69           $17.05             $14.56
Maximum offering
   price per share*            $4.82           $8.23         $15.76         $22.83           $17.95             $14.93

==========================================================================================================




                                                                       Capital                           Tax-Free
                                        Balanced       High Yield      Markets                            Income
                       Common Stock       Fund            Fund       Income Fund      Bond Fund            Fund
                       --------------   ------------   ------------  -------------    -------------     --------------
Net assets             $1,042,308,194   $231,599,290   $149,885,984    $52,950,633      $73,190,856        $59,374,028
Shares outstanding         33,368,716     13,762,277     17,945,742      4,481,362       11,781,853          4,472,370
Net asset value per
   share (redemption
   price)                      $31.24         $16.83          $8.35         $11.82            $6.21             $13.28

Maximum offering
   price per share*            $32.88         $17.72          $8.70         $12.44            $6.47             $13.83

==========================================================================================================



                                       Government        Short                       Pennsylvania
                         New York      Securities       Maturity        Money          Tax-Free
                           Fund           Fund            Fund       Market Fund        Trust
                        ------------  --------------   ------------  -------------  ----------------
Net assets               $29,035,330    $104,738,471   $322,431,316    $79,107,305      $27,452,420
Shares outstanding         2,349,723      10,047,498     34,423,395     79,107,305        2,095,146
Net asset value per
   share (redemption
   price)                     $12.36          $10.42          $9.37          $1.00           $13.10
Maximum offering
   price per share(*)         $12.88          $10.85          $9.46          $1.00           $13.65


(*) For the Flex Cap Opportunity Fund, Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Core Mid Cap Fund, Small Company Fund, International Equity Fund, and Capital Markets Income Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share. For the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share.

In the case of Class B, Class C, Class D and Class S shares, the maximum offering price is equal to the net asset value per share.


                                     TAXES

General
-------

      The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

      As discussed in the Prospectus, the Company consists of sixteen separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level. The Pennsylvania Fund is a separate Pennsylvania trust.

      Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses

(hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

       Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15%, the hands of noncorporate shareholders. A certain portion of dividends when paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income , the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund's distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.

      Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the International Equity Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hand of noncorporate shareholders. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income , any capital gain dividends as well as any exempt-interest dividends (and preference items) among the Class A, Class B, Class C, Class D and Class S shareholders, as applicable, according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C, Class D and Class S shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.

      If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

      If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

      Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Backup withholding may also be required on a distribution paid by a Tax-Exempt Fund unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

      Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

      Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of other types of income.

      Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

      No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

      A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipate that they will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


Tax-Exempt Funds
----------------

      The Tax-Exempt Funds will only purchase a Municipal Bond if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for federal income tax purposes. The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "private activity bonds", if any, held by the Tax-Exempt Funds.

      All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

      Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

      The Code subjects interest received on certain otherwise tax-exempt securities to a federal alternative minimum tax ("AMT"). The AMT applies to interest received on private activity bonds issued after August 7, 1986.

Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. Each Tax-Exempt Fund may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

      The use of derivatives (and, possibly, certain other investment strategies) presents certain unresolved tax, legal, regulatory and accounting issues, particularly in the case of the Tax-Exempt Funds. For example, the Internal Revenue Service and/or a state or local taxing authority could assert that the use of derivatives or certain other investment strategies does not result in income that is exempt from federal and/or state and local income taxes. Additionally, because payments received by a Tax-Exempt Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

      A Tax-Exempt Fund's ability to distribute dividends exempt from Federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. Each Tax-Exempt Fund will only purchase Municipal Bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for federal income tax purposes.

      Events occurring after the date of issuance of the Municipal Bonds in which a Tax-Exempt Fund invests, however, may cause the interest on such securities to be includable in gross income for federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for federal income tax purposes. The issuers and the conduit borrowers of the Municipal Bonds generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for federal income tax purposes retroactive to their date of issue.

      In addition, the IRS has an ongoing enforcement that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for federal income tax purposes. From time to time, some of the securities held by a Tax-Exempt Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date off issue of such obligation. If a Municipal Bond in which a Tax-Exempt Fund invests is determined to pay taxable interest subsequent to acquisition of such security, the IRS may demand that the Fund pay taxes on the affected interest income. If the affected Tax-Exempt Fund agrees to do so, its yield on its common stock could be adversely affected. A determination that interest on a security held by a Tax-Exempt Fund is includable in gross income for federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders to be taxable to those shareholders in the year of receipt.

      The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from a Tax-Exempt Fund during the taxable year.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Ordinary income and capital gain dividends may also be subject to state and local taxes.

      Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

      Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                             SHAREHOLDER SERVICES

      Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

      The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

      Policyowners of National Life or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

      Stock certificates will be issued upon written request and without charge.

      Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

      Automated Clearing House ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

      Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other Funds of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

      Automatic Investment Plan. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

      Telephone Investment Service. See the Prospectus for information and an application.

      Check Writing Service. (Class A shares of the High Yield, Capital Markets Income, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the Money Market

Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen
(15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend , but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

      Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

      There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

      Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

      An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

      Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the prospectus under the caption "How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading Practices."

      Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

      If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

      Right To Reject Purchase and Exchange Orders. Purchases and Exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

      Each Fund other than the U.S. Treasury Money Market Fund also reserves the right to reject purchase and exchange orders pursuant to its excessive trading Policy as set forth in the prospectus under the caption, "How to Buy, Sell, Exchange and Transfer Shares -- Excessive Trading policy."


                             DEALER SERVICING FEES

      Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.


           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

      Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total returns, before taxes, for each of the Funds, and after taxes on distributions, and after taxes on distributions and sale for the Class A shares of each Fund, for the one, five and ten year periods ended November 30, 2004 (or since inception, if the Fund does not have 10 years of operations) were:



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Past 10
                                                                                                                      Years/
For the periods ended November 30, 2004                                              Past One         Past 5          Since
                                                                                       Year           Years         Inception
-----------------------------------------------------------------------------------------------------------------------------------
Flex Cap Opportunity Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    0.44%                         -16.03%/1/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    0.44                          -16.03/1/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            0.29                           12.84/1/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    0.81                          -16.35/1/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                    3.78                          -15.91/1/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Small Company Fund *
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                   11.66%          15.07           14.72%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   11.39           12.47           11.63
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            7.74           11.58           11.10
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                   12.52           14.92           13.79/2/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                   15.58                           11.00/3/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    4.25%          -0.64%          10.31%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    4.25           -1.89            6.88
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            2.76           -1.22            6.95
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    4.71           -0.96            5.00
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                    7.22                           -7.31/5/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                   18.33%           1.34           7.15%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   18.15           -0.17            5.96
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A           12.09            0.50            5.69
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                   19.13            0.92            6.20/2/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                   22.03            0.98            1.89/6/
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Past 10
                                                                                                                      Years/
For the periods ended November 30, 2004                                              Past One         Past 5          Since
                                                                                       Year           Years         Inception
-----------------------------------------------------------------------------------------------------------------------------------
Growth Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    3.41%          -7.58%          -6.14%/7/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    3.31            -7.3           -6.20/7/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            2.34           -6.30           -5.13/7/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    2.65           -8.14           -6.58/7/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                    3.44                          -11.39/5/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Common Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    7.52%           1.47%          10.28%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    6.02           -0.32            7.87
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shaes - Class A             5.98            0.63            7.92
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    8.12            1.33            7.18/2/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                   11.03            1.48            1.66/6/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    4.60%           3.02%           8.38%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    3.39            1.19            6.29
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            3.17            1.68            6.19
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    5.21            2.95            6.37/2/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                    8.08            3.04            2.66/6/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class D                                                    3.69            2.22            1.99/8/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    4.73%           5.91%           5.72%/9/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    2.27            2.59            2.32/9/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            3.02            2.90            2.67/9/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    4.14            5.88            5.99/9/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                    7.03            5.69            3.81/6/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    4.10%                          11.30%/10/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    2.72                            9.89/10/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            2.75                            8.86/10/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                    4.65                           11.70/10/
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class C                                                    7.70                           13.96/10/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    0.36%           5.71%           6.36%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   -1.25            3.54            3.93
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            0.22            3.52            3.90
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class B                                                   -0.51            5.31            5.18
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                   -2.33%           4.61            5.41%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   -2.37            4.60            5.29
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A           -0.37            4.57            5.26
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Past 10
                                                                                                                      Years/
For the periods ended November 30, 2004                                              Past One         Past 5          Since
                                                                                       Year           Years         Inception
-----------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                   -2.05%           5.69            5.45%/11/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   -2.05            5.69            5.42/11/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A           -0.11            5.53            5.34
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                   -2.68%           4.68%           5.20%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   -2.68            4.68            5.09
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A           -0.70            4.58            5.06
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    0.64%           6.31%           6.63%
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                   -0.87            4.23            4.17
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            0.39            4.10            4.13
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Short Maturity Government Fund
-----------------------------------------------------------------------------------------------------------------------------------
      Return Before Taxes:  Class A                                                    1.58%           4.67%           5.27%/12/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions - Class A                                    0.02            2.63            3.04/12/
-----------------------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of Fund Shares - Class A            1.01            2.72            3.10/12/
-----------------------------------------------------------------------------------------------------------------------------------



1   From inception on February 25, 2000         7   From inception on September 13, 1999
2   From inception on April 1, 1996             8   From inception on January 4, 1999
3   From inception on July 9, 2001              9   From inception on June 23, 1997
4   From inception on January 12, 1998          10. From inception on March 10, 2003
5   From inception on March 30, 2000            11  From inception on March 27, 1995
6   From inception on May 4, 1998               12  From inception on March 24, 1995




      The above returns before taxes were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, International Equity, Common Stock, and Balanced Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); $25 (2.5% of the public offering price for the Class A shares of the Growth Index Fund); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Core Mid Cap Fund because it began operations on March 29, 2004.

      After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. It is assumed that taxes are paid out of distributions and that only the net amount of distributions after taxes are reinvested in Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts.

      Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

      Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.


      On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the S&P 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.

      The High Yield, Capital Markets Income, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 2004 were:

                   Class A Shares  Class B Shares(%)   Class C       Class S
                   --------------- -----------------   --------      -------
                         (%)                           shares(%)     shares(%)
                         ---                           ---------     ---------
High Yield               5.92           4.92               5.34        N/A
Capital Markets          3.30           2.96               3.13        N/A
Income
Bond Fund                3.80           2.99               N/A          NA
Tax-Free Income          2.73           N/A                N/A          NA
Pennsylvania             2.35           N/A                N/A          NA
New York                 2.97           N/A                N/A          NA
Gov't Securities         3.89           N/A                N/A          NA
Short Maturity           3.46           N/A                N/A          NA




The average daily number of shares outstanding during the period that were eligible to receive dividends were:


                  Class A Shares   Class B Shares     Class C    Class S Shares
                  --------------   --------------     --------   --------------
                                                       Shares
                                                       ------
High Yield            17,632,708   3,801,851        16,236,737         NA
Capital Markets        4,447,435   1,136,619           775,471         NA
Income
Bond Fund             11,798,567   2,696,196            N/A           N/A
Tax-Free Income        4,508,778         N/A            N/A           N/A
Pennsylvania           2,093,233         N/A            N/A           N/A
New York               2,355,072         N/A            N/A           N/A
Gov't Securities       9,990,561         N/A            N/A           N/A
Short Maturity        34,405,609         N/A            N/A            NA


Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


      These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Capital Markets Income, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 2004 were 6.17%, 3.48%, 3.96%, 2.84%, 2.45%,3.09%, 4.05% and 3.50%,
respectively.

      In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 2004, the tax-equivalent yield of the Tax-Free Income Fund was 4.37%, the tax-equivalent yield of the Pennsylvania Fund was 3.89%, and the tax-equivalent yield of the New York Fund was 5.15%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 35%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 40.01% and 37%, respectively.

      The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

      The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

      Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              REGULATORY MATTERS

Distributor. In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses experienced by three Sentinel Funds for the period from October 1, 2000 to October 31, 2003. The Funds were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to International Equity Fund, $10,098 to Bond Fund and $3,945 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in each Fund's net asset value.

Evergreen. Governmental and self-regulatory authorities have instituted numerous ongoing investigations relating to various practices in the mutual fund industry. In connection with one of these investigations, the SEC staff has informed Evergreen, the subadvisor for the High Yield Bond and Capital Markets Income Funds, that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The staff's proposed allegations are, among other things, that the former portfolio manager of an Evergreen fund engaged in short-term trading in the fund during a period when he managed it, from September, 2001 through January, 2003 and that a former officer of Evergreen had authorized short-term trading in another Evergreen fund. Evergreen has advised the Sentinel Funds that it does not believe that the investigations will have any adverse effect on its ability to provide subadvisory services to the two Sentinel Funds.

INVESCO. On October 8, 2004, AMVESCAP PLC, the parent company of INVESCO Global Asset Management (N.A.), Inc. (the subadvisor for the International Equity Fund), announced that final settlements had been reached with the SEC, the New York Attorney General and certain other governmental authorities to resolve civil enforcement actions and investigations related to market timing activity and related issues impacting certain investment companies advised by affiliates of INVESCO. In addition, a number of civil lawsuits have been filed against AMVESCAP PLC and various of its affiliates related to market timing, late trading and related issues.


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


INVESCO has advised the Funds that the conduct subject to enforcement actions and pending litigation did not involve the Sentinel Funds and that it believes that these actions and related settlements will not have any adverse effect on its ability to act as the subadvisor for the International Equity Fund.


                              GENERAL INFORMATION

      Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

      The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

      Counsel for the Funds is Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.


                             FINANCIAL STATEMENTS

      Audited financial statements for the Company and for the Pennsylvania Fund at November 30, 2004 and for the year then ended are incorporated by reference to the Funds' 2004 Annual Report to Shareholders.



                                      59
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                                  Appendix A

  Description of Moody's Investor Service, Inc.'s ("Moody's") Municipal Bond
                           Ratings Long-Term Ratings

                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b)


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earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation; and

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


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


c

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


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                                  APPENDIX B

                  ECONOMIC AND OTHER CONDITIONS IN NEW YORK

      The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

      The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

      General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State.

      The Mayor is responsible for preparing the City's financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2005 through 2008 fiscal years submitted to the New York State Financial Control Board (the "Control Board") on June 29, 2004 (the "June Financial Plan") and Modification No. 05-2 to the June Financial Plan submitted to the Control Board on February 2, 2005 (together, the "2005-2009 Financial Plan," "Financial Plan" or "City Financial Plan"), which, among other things, contains the Mayor's preliminary budget for the 2006 fiscal year and extends the financial plan to include the 2009 fiscal year. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      For each of the 1981 through 2004 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary and other transfers. For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before utilizing those resources in later periods through discretionary transfers. General Fund total revenues for the 2004 fiscal year were approximately $47.29 billion. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current Financial Plan projects budget balance in the 2005 and 2006 fiscal years and budget gaps for each of the 2007 through 2009 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

      City's Financing Program. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City issues revenue and


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


tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.


      2005-2009 Financial Plan. For the 2004 fiscal year, the City's General Fund had an operating surplus of $1.928 billion, before utilizing those resources in later periods through discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

      The City's expense and capital budgets for the 2005 fiscal year were adopted on June 25, 2004. The June Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2005 fiscal year, projected revenues and expenditures for the 2005 fiscal year balanced in accordance with GAAP, and projected gaps of $3.7 billion, $4.5 billion and $3.7 billion for fiscal years 2006, 2007 and 2008, respectively.

      On January 27, 2005, the Mayor released his preliminary budget. On February 2, 2005, the City submitted to the Control Board the Financial Plan for the 2005 through 2009 fiscal years which relates to the City and certain entities that receive funds from the City and which was consistent with the Mayor's preliminary budget. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plan submitted to the Control Board on October 21, 2004 (the "October Financial Plan"). The Financial Plan projects revenues and expenditures for the 2005 and 2006 fiscal years balanced in accordance with GAAP, and projects gaps of $3.7 billion, $3.6 billion, and $3.2 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program described below.

      The Financial Plan reflects increases in projected net revenues since the June Financial Plan totaling $1.4 billion, $1.2 billion, $1.1 billion and $1.1 billion in fiscal years 2005 through 2008, respectively. Changes in projected revenues since the June Financial Plan include: (i) increases in projected net tax revenues of $1.5 billion, $1 billion, $1.1 billion and $1.1 billion in fiscal years 2005 through 2008, respectively, resulting primarily from increases in real property transfer, mortgage recording, sales and personal income tax revenues in fiscal year 2005 primarily due to the strengthening of local and national economies and strong real estate market, and increases in property tax revenues and baseline projections of non-property tax revenues in fiscal years 2006 through 2008, respectively:
(ii) increases in non-tax revenues of $88 million, $17 million, $20 million and $23 million in fiscal years 2005 through 2008, respectively, reflecting primarily increased investment earnings; (iii) reduction in anticipated federal assistance of $50 million in fiscal year 2005; and (iv) the delay from fiscal year 2005 to fiscal year 2006 of the receipt from TSASC, Inc. ("TSASC") of $120 million tobacco settlement receivables ("TSRs") retained in the TSASC trapping account. Additional changes since the June Financial Plan include the reduction in anticipated State assistance by $201 million, $196 million, $94 million and $77 million in fiscal years 2005 through 2008, respectively. Projected net expenditures have increased since the June Financial Plan by $756 million, $922 million and $1.4 billion in fiscal years 2006 through 2008, respectively. Changes in projected expenditures since the June Financial Plan include: (i) increased Medicaid expenses of $168 million, $301 million, $475 million and $666 million in fiscal years 2005 through 2008; (ii) interest payments associated with the financing by the Hudson Yards Infrastructure Corporation, a local development corporation created by the City, of the planned Hudson Yards development on the west side of Manhattan of $6 million, $46 million, $95 million and $139 million in fiscal years 2005 through 2008, respectively; (iii) decreased other debt service expenditures of $115 million and $25 million in fiscal year 2005 and 2006, respectively, and increased other debt service expenditures of $56 million and $79 million in fiscal years 2007 and 2008, respectively; (iv) decreased pension and fringe benefit expenditures of $114 million in fiscal year 2005 and increased pension and fringe benefit expenditures of $149 million, $21 million and $224 million in fiscal years 2006 through 2008, respectively; (v) increased expenditures for education of $147 million in fiscal year 2005 and $60 million in each of fiscal years 2006 through 2008, respectively; (vi) increased agency spending of $234 million, $225 million, $215 million and $206 million in fiscal years 2005 through 2008, respectively; and (vii) a reduction in prior year payables of $200 million and a reduction in the general reserve of $200 million in fiscal year 2005. The Financial Plan includes the proposed prepayment in fiscal year 2005 of $2 billion in debt service and other payments otherwise due in fiscal year 2006.


                                      65
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      In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2006 fiscal year and to reduce previously projected gaps for fiscal years 2007 and 2008. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $423 million, $506 million, $350 million and $349 million in fiscal years 2005 through 2008, respectively; (ii) debt service savings of $10 million and $85 million in fiscal years 2005 and 2006, respectively; (iii) $85 million from the lease with the Port Authority of New York and New Jersey for LaGuardia and John F. Kennedy International Airports and taxi medallion sales;
(iv) decreased pension and health insurance costs of $325 million and $200 million in fiscal years 2006 and 2007, respectively, which will require the passage of State legislation and, in the case of health insurance costs, will require approval by the municipal unions; and (v) additional State actions of $500 million, $200 million and $100 million in fiscal years 2006 through 2008, respectively, and federal actions of $250 million in fiscal year 2006, which require the approval of the State and federal governments. Additional federal actions could include the provision of homeland security funding on a threat-based allocation, Medicaid reforms, increased funding for local law enforcement or other federal assistance. Additional State actions could include increased State Medicaid share to cover all children with disabilities, the continued State takeover of the City's funding of Medicaid long-term care and Family Health Plus or other State assistance.

      The Financial Plan makes provision for wage increases for all City employees for the 2002 through 2005 round of bargaining consistent with the settlement with District Council 37 of the American Federation of State, County and Municipal Employees ("DC 37"). Any labor settlement in excess of the DC 37 pattern could result in substantial additional costs to the City. Each incremental 1% wage increase for the portion of the City's workforce which does not yet have settled contracts for the 2002 through 2005 round of bargaining would cost approximately $170 million annually. The Financial Plan makes no provision for any wage increases subsequent to the 2002 through 2005 round of bargaining.

      The Mayor has publicly noted in connection with publication of his preliminary budget for fiscal year 2006 that the City may be faced with substantial additional costs not provided for in that budget as a result of court mandate in connection with the Campaign for Fiscal Equity lawsuit or as may be required to support mass transit service provided by the Metropolitan Transportation Authority ("MTA") in the City. The City Comptroller and others have issued reports identifying various risks. (See "Certain Reports" within). In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

      Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the continuing effects on the City economy of the September 11 attack, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2005 through 2009 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. (See "Certain Reports" within).

      Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase from an estimated level of 255,467 on June 30, 2005 to an estimated level of 256,305 by June 30, 2009.

      Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the


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


April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants, which could have adverse effects on the City's cash flow or revenues.

      Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller ("OSDC"), the City Comptroller, the Independent Budget Office and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On December 14, 2004, the City Comptroller released a report on the adopted budget for fiscal year 2005 and the October Financial Plan. The report concluded that the City has adopted a fiscal year 2005 budget that is likely to end the year in balance, with reserves available to the City which appear to be sufficient to offset risks identified by the City Comptroller. However, the report noted that the subsequent years of the October Financial Plan continue to contain multi-billion dollar deficits because the City's expenses continue to outpace the growth of its revenues.

      In his report, the City Comptroller identified net risks of $165 million, $293 million, $252 million and $186 million in fiscal years 2005 through 2008, respectively, which, when added to the gaps in the October Financial Plan, result in gaps of $165 million, $3.3 billion, $4.4 billion and $3.5 billion in fiscal years 2005 through 2008, respectively. The risks set forth in the City Comptroller's report include: (i) the possibility that taxes could be less than projected in the October Financial Plan by $54 million, $159 million, $118 million and $52 million in fiscal years 2005 through 2008, respectively; (ii) possible increased overtime expenditures of $96 million in fiscal year 2005 and $75 in each of fiscal years 2006 through 2008; (iii) possible failure to realize savings of $34 million in each of fiscal years 2006 through 2008 expected from sabbatical reductions; and (iv) possible additional public assistance expenditures of $15 million in fiscal year 2005 and $25 million in each of fiscal years 2006 through 2008.

      In addition to the risks identified in the report, the report noted that health insurance, Medicaid, debt service, judgments and claims and pension expenses continue to be the primary causes of the City's increasing expenditures. With respect to pension outlays, the report noted that the Chief Actuary is expected to recommend several changes in the actuarial methods and assumptions used in the computation of the City's pension contributions starting in fiscal year 2005, and that the financial impact of these projected changes cannot presently be estimated. The report also noted that the October Financial Plan includes funding to support future wage increases for all City employees patterned after the DC 37 agreement, and estimates that every percentage point over the DC 37 wage increase for teachers and uniformed employees would cost the City $145 million annually. With respect to education spending, the report noted that the outcome of the Campaign for Fiscal Equity court proceedings will have a significant impact on State education support for the City in the later years of the October Financial Plan, and it remains unclear what costs the City will bear as a result. Finally, with respect to the economy, the report forecasts 2005 growth in gross City product and in jobs, but anticipates slower job growth and higher inflation rates than the Office of Management and Budget.

      On December 8, 2004, the staff of the OSDC issued a report on the Financial Plan. The report noted that while the Financial Plan projected a net increase in tax revenues, large budget gaps reopen in the later years of the Financial Plan because the City continues to have a structural imbalance between revenues and expenditures, due to expenditures growing at a faster rate than revenues. The report identified net risks of $140 million, $611 million, $710 million and $653 million for fiscal years 2005 through 2008, respectively, which, when added to the gaps projected in the Financial Plan, would result in gaps of $140 million, $3.6 billion, $4.9 billion and $4.0 billion in fiscal years 2005 through 2008, respectively. The risks to the Financial Plan identified in the report include: (i) assumed productivity savings totaling $95 million in fiscal year 2005 and approximately $300 million annually in subsequent fiscal years if the City is unable to apply the terms of the DC 37 agreement to the unions that represent


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teachers and uniformed employees; (ii) possible additional Medicaid costs of
$130 million in fiscal year 2006 and $200 million in each of fiscal years 2007 and 2008; (iii) possible increased spending for uniformed agency overtime of $100 million in each of fiscal years 2006 through 2008; and (iv) possible increased spending for education totaling $200 million annually in fiscal years 2005 through 2008, respectively. The report noted that such risks could be offset by smaller pension fund contributions of $30 million, $75 million, $135 million and $210 million in fiscal years 2005 through 2008, respectively, due to higher-than-planned investment earnings in 2004.

      In addition, the report noted other risks and potential offsets including the possibility that the City will be required to reduce by $121 million in fiscal year 2005, and approximately $60 million annually in fiscal years 2006 through 2008, respectively, the projected TSRs with respect to outstanding TSASC bonds that would otherwise accrue to the City's budget and the payment of future wage increases without productivity savings at the projected inflation rate resulting in potential costs of $220 million, $700 million and $1.2 billion in fiscal years 2006 through 2008, respectively. The report identified offsets of $250 million in fiscal year 2005 from savings from prior years' expenses and $300 million in each of fiscal years 2005 through 2008 from the City's general reserve.

      The report further noted the existence of a number of issues that could have a significant impact on the City during the Financial Plan period, including the possible need for additional education spending to comply with the need to address the Court of Appeals ruling that the current State education distribution formula provides insufficient funding to the City, the possibility of larger wage increases for teachers and uniformed City employees in current negotiations than projected in the Financial Plan and the impact of financial difficulties at HHC and MTA. With respect to the possible need for additional education spending, the report noted that a panel appointed by the trial court hearing a challenge to the State education distribution formula had recommended that the State implement a funding plan that would phase in over a four-year period beginning next year an increase of $5.6 billion for City schools as well as provide for an additional $9.2 billion over a five year period for capital projects for City schools. The panel stated that the State legislature should determine how these additional costs are split between the State and the City but that the burden placed on the City cannot be arbitrary or unreasonable. In a previous report, OSDC stated that there was a risk that the City could be required to increase its funding for education but that the amount at risk could not be quantified. The report also expressed concern that rising interest rates, large federal deficits and other factors, including the impact of international events, could effect the strength of the City's economy.

      The report noted that these risks should not interfere with the City's ability to maintain budget balance during fiscal year 2005 because of the availability of reserves and other resources.

      On December 15, 2004, the staff of the Control Board issued a report reviewing the October Financial Plan. In its report, the staff noted that the City has adopted a fiscal year 2005 budget that is likely to end the year in balance and with a surplus that can be used to reduce the fiscal year 2006 budget gap, and that the City should be able to easily manage the financial risks identified in the report for fiscal year 2005 because the fiscal year 2005 budget still contains a $300 million general reserve. In its report, the staff identified net risks of $93 million, $132 million, $116 million and $116 million for fiscal years 2005 through 2008, respectively, which, when combined with the gaps projected in the October Financial Plan, result in estimated gaps of $93 million, $3.0 billion, $4.3 billion and $3.5 billion for fiscal years 2005 through 2008, respectively. These risks include: (i) the possibility that overtime could be greater than expected by $153 million, $232 million, $241 million and $21.4 million in fiscal years 2005 through 2008, respectively; and (ii) the risks of failing to complete the proposed sale of land to the Battery Park City Authority for $150 million in fiscal year 2005. The report further noted that these risks could be partially offset by greater than projected non-property tax revenues of $160 million in fiscal year 2005, and by increased miscellaneous revenues of $50 million in fiscal year 2005, $100 million in fiscal year 2006 and $125 million in each of fiscal years 2007 and 2008.

      In addition to the risks identified in the report, the report noted that the City's finances remain structurally imbalanced, with revenues constrained by a forecasted weak economic recovery and the planned phase-out of recent temporary tax increases and upward pressure continuing on operating expenditures. The report noted that spending continues to grow in areas such as overtime, pensions, Medicaid and debt service. The report projected that the combined debt service of the City, TFA and MAC would grow by over 24 percent, from $4.3 billion in fiscal year 2005 to $5.3 billion in fiscal year 2008, causing the portion of tax revenues absorbed by debt service to increase from 15.1 percent in fiscal year 2005 to 16.9 percent in 2008, and noted that the gap-closing program in the October Financial Plan does not address the growth in debt service. The report also noted that the estimated budget gaps do


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not reflect any collective bargaining increases after fiscal year 2006, potential higher awards on current contracts for the uniformed services or teachers' union, or additional City spending that may be required to fund education.

      Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short term obligations in fiscal years 2004, 2003 and 2002, and $750 million of short term obligations in fiscal years 2001 and 2000. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years. The City does not expect that it will issue any short-term obligations during fiscal year 2005. The Financial Plan reflects the issuance of $2.4 billion of short-term obligations during fiscal year 2006 to satisfy the City's seasonal financing needs.

      Outstanding Indebtedness. As of December 31, 2004 the City and approximately $31.928 billion of outstanding net long term debt.

      Water, Sewer and Waste. The New York City Municipal Water Finance Authority ("Water Authority") is authorized to issue bonds to finance capital investment in the City's water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City's water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City's costs of operating the water and sewer system and as rental for the system. The City's preliminary ten-year capital strategy applicable to the City's water and sewer system covering fiscal years 2006 through 2015, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $15.5 billion. The City's capital commitment plan for fiscal years 2005 through 2009 reflects total anticipated City-funded water and sewer commitments of $9.9 billion which are expected to be financed with the proceeds of Water Authority debt.

      Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2004 amounted to approximately $4.4 billion.

New York State

      The New York Economy. The September 11th terrorist attack had a more devastating impact on the New York economy than on any other state. However, there is evidence that the New York economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The continued strengthening of the New York economy will help to sustain the housing market, but not at the pace of growth observed in 2004. Growth in total State nonagricultural employment for 2004 has been revised up to 0.6 percent, with 1.1 percent growth projected for 2005. Private sector jobs are now estimated to have grown 0.7 percent in 2004, with 1.3 percent growth projected for 2005. Similarly, the forecast for growth in State wages and salaries has been revised up to 6.2 percent for 2004, with
4.9 percent growth expected for 2005. Higher wage growth at the State level and stronger fourth quarter growth in nonwage income at the national level have led to an upward revision in New York personal income for 2004 to 5.9 percent, with 4.6 percent growth projected for 2005.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the test of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the fourth largest when measured by income share. New York City is the


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nation's leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      Economic and Demographic Trends. In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

      Recent Events. The State ended its 2003-2004 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.1 billion. The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. The State has released an update to its Annual Information Statement, dated January 25, 2005 (the "January Update"), which reflects the Governor's Executive Budget for the 2005-2006 fiscal year and other changes to its financial plan projections. The State Financial Plan, as updated in the January Update and modified by the Governor's 30-day amendments, projects balance on a cash basis for the 2004-2005 fiscal year, with a closing balance in the General Fund of $1.5 billion. The Governor's Executive Budget projects balance on a cash basis for the 2005-2006 fiscal year with a closing balance in the General Fund of $1.2 billion. The State Financial Plan also contains projections for a potential imbalance in the 2006-2007 fiscal year of $2.5 billion and in the 2007-2008 fiscal year of $2.5 billion, assuming implementation of the 2005-2006 Executive Budget recommendations.

      The Governor's Executive Budget contains a number of proposals, including Medicaid and health care cost containment, restraint of pension cost growth, increased school aid funding from the proceeds of video lottery terminals in response to recent court rulings, providing a two-week exemption from sales tax for certain purchases of clothing and footwear and accelerating the phase-out of the temporary 2003 personal income tax surcharge.

      The net impact of the revenue and spending revisions reduces the projected budget gaps to $4.2 billion in 2005-2006 and $5.8 billion in 2006-2007. The Governor's Executive Budget recommends closing the $4.2 billion gap primarily through (i) $2.8 billion in net initiatives for permanent spending restraint (including $3.1 billion in cost containment in high-growth programs such as Medicaid, pensions and debt service, which savings initiatives allow targeted new investments of $313 million); (ii) $533 million in net revenue actions (reflecting $779 million of increased resources including a sales tax exemption on clothing purchases under $250 and elimination of tax loopholes to promote tax equity, and new tax cuts of $246 million to accelerate the phase-out of a temporary 2003 personal income tax surcharge); and (iii) $856 million in nonrecurring actions, including commencing recent discretionary funding changes for the State and Local Retirement System, use of the 2004-2005 surplus, asset sales and fund sweeps. The State Division of the Budget ("DOB") projects that the recommendations would produce net recurring savings of roughly $3 billion annually, reducing the 2006-2007 and 2007-2008 budget gaps to about $2.5 billion.

      The January Update identifies a number of risks, costs that could materialize as a result of adverse rulings in pending litigation; federal disallowances or other federal actions that could produce adverse effects on the State's projections of receipts and disbursements; and risks relating to the national and local economies, including increases in energy prices, national security concerns and the performance of the financial markets.

      The Legislature and the State Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Governor's Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Governor's Executive Budget.


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      Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB has stated that its belief that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

      The State projects that balances in its principal reserves to guard against unbudgeted risks will total $1.8 billion in 2005-2006. The reserves include $864 million in the Tax Stabilization Reserve Fund, $572 million in a new Fiscal Stability Reserve to guard against economic and other fiscal risks (including a recommended increase of $220 million in 2005-2006), $21 million in the Contingency Reserve Fund for litigation and $317 in the Community Projects Fund for member items. To permanently improve the State's reserve levels, the Governor again will submit legislation in 2005-2006 to increase the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending. Absent enactment of this legislation, the General Fund has reached its statutory maximum balance of 2 percent with the 2004-2005 annual deposit. As noted above, the $572 million reserves in a new Fiscal Stability Reserve represents the Governor's recommendation to set aside $572 million in additional resources from 2004-2005 ($352 million) and 2005-2006 ($220 million) in a new Fiscal Stability Reserve to restore reserves depleted in the aftermath of the September 11 terrorist attacks and the national recession. The new resources would bring the State's overall reserves to $1.4 billion, or just above 3 percent of General Fund spending.

      The DOB can provide no assurance that the Legislature will adopt a budget for 2005-2006, before the fiscal year begins on April 1, 2005. Furthermore, DOB can provide no assurance that, when the Legislature does enact a budget, it will not differ materially and adversely from the 2005-2006 Executive Budget Financial Plan projections set forth by the Governor on January 18, 2005.

      The State Comptroller is the administrative head of the New York State and Local Retirement Systems (the "Systems"), and Trustee of the assets of those Systems. If the proposed pension legislation to authorize the Comptroller to delay the impact of the actuarial funding changes described above (which the Governor's Executive Budget relies on to provide $321 million in savings in the 2005-2006 fiscal year) are authorized by the State Legislature, the changes would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. If the Comptroller does not implement the changes, the proposed appropriation for the State's pension contribution would be insufficient to cover its pension obligation for the 2005-2006 fiscal year.

      In addition, the State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is the Campaign for Fiscal Equity v. State of New York, in which the New York State Court of Appeals held that, with respect to education in New York City, the State was not in compliance with a State constitutional mandate requiring the provision of a sound basic education to children. The court directed that by July 30, 2004, the State must have determined the actual cost of providing a sound basic education in the City and enacted appropriate reforms. The State did not implement a compliance plan by the deadline, and on August 3, 2004 the State Supreme Court issued an order appointing a three member panel to report on the measures taken by the State to bring the State's funding mechanism into Constitutional compliance and to identify the areas, if any, in which such compliance is lacking. The panel's report was released on November 30, 2004. It recommends additional operational funding of $5.63 billion per year for education in the City, phased in over four years beginning with $1.41 billion in fiscal year 2006, and additional spending on capital improvements for education in the City, over five years, of $9.179 billion. The report recommends that, in the first instance, the State legislature should allocate the responsibility for providing such funds between the State and the City. The State Supreme Court has not yet acted in response to the report. The City has maintained that the State is responsible for providing all required incremental education funding but the State has proposed that the City cover a substantial portion of such funding.

      The Governor's Executive Budget proposes a combination of traditional school aid and a new Sound Basic Education ("SBE") aid program as part of a comprehensive five-year plan to comply with the Court's order. The Governor's Executive Budget recommends a $526 million school aid increase for the 2005-2006 school year


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comprised of $201 million in traditional school aid and $325 million in the new SBE aid program. Funding for statewide SBE grants to school districts is projected to grow to over $2 billion annually by 2009-2010, financed with revenues generated from existing and future video lottery terminals ("VLTs"). New York City would receive approximately 60 percent of the annual SBE aid. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities are expected to produce the majority of the growth of VLT receipts.

      The federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the federal government will fully reimburse these costs.

      In addition, a portion of federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

      Prior Fiscal Years.

      The DOB reported a 2003-2004 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

      The General Fund ended the 2003-2004 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund ("TSRF") (after an $84 million deposit at the close of 2003-2004), $21 million in the Contingency Reserve Fund ("CRF") and $262 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items." The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-2004 fiscal year.

      The State ended the 2002-2003 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF. The closing balance excluded $627 million on deposit in the refund reserve account at the end of the 2002-2003 fiscal year. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

      General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-2003, a decrease of $2.3 billion from the forecast set forth in the revised 2002-2003 Financial Plan dated February 28, 2003 (the "February Financial Plan"). The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-2003 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-2003 (a decrease of $1.7 billion or 4 percent from 2001-2002 results).

      The State ended its 2001-2002 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-2001 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-2002), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-2002 fiscal year. General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-2002 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-2001 results. General Fund disbursements, including


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transfers to other funds, totaled $41.22 billion for the 2001-2002 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-2001 fiscal year.

      State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2003-2004 fiscal year. There were 2,835 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

      As of March 31, 2004, 641,721 persons were members and 328,355 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

      Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller ("OSC") reports the net assets available for benefits as of March 31, 2004 were $120.8 billion (including $1.4 billion in receivables), an increase of $23.4 billion or 24.1 percent from the 2002-2003 level of $97.4 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of April 1, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the April 1, 2002 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion on April 1, 2002 to $106.7 billion on April 1, 2003.

      Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no tax and revenue anticipation note seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short term seasonal borrowings.

      Legislation enacted in 2003 currently requires LGAC to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its resolution authorizing such bonds to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that if any


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such act or omission were to occur with respect to any possible bonds issued by the City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds.

      Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as "State-supported debt" and "State-related debt." "State-supported debt" includes general obligation debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to annual appropriations made by the State Legislature. "State-related debt" includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

      As of March 31, 2004, the total amount of outstanding general obligation debt was $3.8 billion.

      The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000, imposes phased-in caps on new debt outstanding and new debt service costs. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

      The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

      Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2003. For the 2003-2004 fiscal year, both caps are set at 1.98%. For the 2004-2005 fiscal year, both caps are set at 2.32%. On November 16, 2004, the State reported that it was in compliance with both debt caps, with new debt outstanding at 1.55% of personal income and debt service at 0.84% of total governmental receipts. The Annual Information Statement states that DOB expects that debt outstanding and debt service costs for the 2004-2005 fiscal year will also be within the statutory caps.

      Public Authorities--General. As of December 31, 2003, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.9 billion, only a portion of which constitutes State-supported or State-related debt.

      Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced State Financial Plan.

      The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. (See "Special Considerations" within).


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      Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's financial plans.

      Grants to Local Governments. Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $30.6 billion in 2005-2006, an increase of $454 million from the current year. Growth in school aid ($321 million), CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($163 million), and welfare (due mainly to caseload increases) ($89 million) are partially offset by savings from Medicaid cost containment, TAP reforms, a patient income revenue reclassification, among other actions. Local assistance spending is projected to total $33 billion in 2006-2007 and $36.9 billion in 2007-2008. Medicaid, welfare and school aid are primarily responsible for the projected annual growth.





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                                  APPENDIX C

              ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

      The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers and other demographic information. The Trust has not independently verified the information.

      Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

      The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Commonwealth Taxes

      The major tax sources for the Pennsylvania General Fund are (i) the sales tax, (ii) the personal income tax, (iii) the corporate net income tax,
(iv) the capital stock and franchise taxes, (v) gross receipts taxes, (vi) inheritance and estate taxes, and the cigarette tax. A variety of other taxes account for the remainder of the General Fund tax revenues. In December 2003, the second part of a two-part fiscal 2004 budget package that had been subject to a political logjam was enacted. That legislation reflected a compromise budget and was projected to increase Pennsylvania taxes by $1 billion, including a 10% increase in the personal income tax from 2.8% to 3.07%. Other major components of the tax revisions included (i) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities, (ii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, (iii) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004, and (iv) various other tax rate and tax base revisions, including some tax cuts.

      In the fall of 1998, Pennsylvania enacted the Keystone Opportunity Zone Act, which provides for the creation of "keystone opportunity zones" designed to spur economic development by foregoing state and local taxes under certain circumstances. The legislation provides for relief from, among other things, corporate net income taxes, capital stock/foreign franchise taxes, personal income taxes and sales and use taxes (on purchases used and consumed by businesses in the zone). Legislation enacted in 2000 and in later years expands the program.

      In March 2004 the Pennsylvania Tax Reform Commission (the "Commission") was established by Governor Rendell to evaluate Pennsylvania's business tax structure and recommend changes that would broaden the tax base and reduce the corporate tax rate while protecting the stability of the state budget. On November 30, 2004, the Commission issued its final report. Its recommendations included (i) a reduction of the corporate net income tax rate from 9.99% (the third highest in the nation) to 6.99%, (ii) a shift to a mandatory unitary combined reporting system, which would require members of a unitary group of businesses to combine their income and expenses for tax purposes, (iii) elimination of the $2 million annual cap on net operating losses, (iv) changing the weighting of the sales factor of the corporate net income tax apportionment formula from the present 60% to 100%, which the Commission it said would encourage employers to locate or expand in Pennsylvania, (v) shifting to market-based sourcing in the corporate net income tax apportionment formula for the sale of services, which the Commission said


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would encourage growth in service-related industries, (vi) continuing the current statutory phase-out schedule for the capital stock/franchise tax, or accelerating the schedule; (vii) reforming Pennsylvania's tax appeals process and related administrative procedures, (viii) imposition of a net 1% entity level tax on the federally reported net income of pass-through businesses apportioned in the same manner as the corporate net income tax, and (ix) continuation of the current tax benefits available for businesses that locate in Keystone Opportunity Zones or Keystone Innovation Zones. Some or all of these recommendations may be included in the Governor's fiscal 2005/2006 budget proposal.


Recent Developments

      The Comprehensive Annual Financial Report ("CAFR") for the Commonwealth for the fiscal year ended June 30, 2003 was issued on May 28, 2004. The CAFR, beginning with the one issued for the fiscal year ended June 30, 2002, incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year and subsequent fiscal years to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. Also beginning with the fiscal year ended June 30, 2002, the CAFR provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government's financial condition and activities.

      On July 4, 2004 the Commonwealth's fiscal year 2005 budget was enacted by the General Assembly and signed into law by the Governor. The fiscal year 2005 budget includes a projected rise, prior to reserves for tax refunds, in Commonwealth revenues of 4.5% over fiscal year 2004 receipts. Additional revenues are projected based upon full year collection of numerous tax rate and tax base changes enacted in December 2003 as part of the fiscal year 2004 budget. These increased revenues are based upon a projection that the national economic recovery will continue to demonstrate modest yet sustainable growth through fiscal year 2005. The enacted fiscal year 2005 budget provides for an increase of appropriations of 4.5% over fiscal year 2004 appropriations. The enacted 2005 budget is projected to have a preliminary ending balance of $5.1 million.


Recent Financial Results

      During the five-year period from fiscal year 1999 through fiscal year 2003, total revenues and other sources increased by an average of 4.3% annually. Tax revenues during this same period increased by an annual average of 1.9%. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund.

      Expenditures and other uses during the fiscal years 1999 through 2003 rose at an average annual rate of 5.7%. Comparison of expenditures by individual category in fiscal year 2002 and 2003 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

      Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

      Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6% of General Fund revenues. Beginning with fiscal year 2003, 25% of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6% of General Fund revenues, the proportion of the General Fund's fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund


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is to be lowered from 25% to 10%. The General Assembly may appropriate additional amounts to this fund at any time.

Fiscal Year 2003

      GAAP Basis. At June 30, 2003, the General Fund reported a fund balance of $2,357.7 million, a decrease of $655 million from the reported $3,022.8 million fund balance at June 30, 2002. On a net basis, total assets increased by $388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units. Without these items, the General Fund would have increased by $1,275 million. Total General Fund expenditures increased by 8.2% during the fiscal year ended June 30 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. General Fund tax revenues increased by 4.9% due to economic growth and, to a large degree, by increases in cigarette tax rates. Intergovernmental revenues increased by 11.1% due to increases in federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 6.1% during the fiscal year. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

      Budgetary Basis. Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003. Actual fiscal year Commonwealth revenues were below estimate by 2.3% or $497.6 million. Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4% or $295.7 million below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As a result of financial operations during fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

      Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0% from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3% increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget. Non-tax revenues, particularly earnings on investments and escheats, exceeded the estimate by $15.7 million or 2.0%. Reserves for tax refunds in fiscal year 2003 were $929.6 million, a decrease of $37.6 million or 3.9% from fiscal year 2002 levels.

      Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8% from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002.

Fiscal Year 2004

      A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding the budget estimate by 2.9%, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental


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transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25% transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

      Revenues available to the Commonwealth, including intergovernmental transfers and additional resources increased 6.2% from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1% increase from fiscal year 2003 actual receipts. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9%. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. Non-tax revenue collections were $158.9 million (25.5%) greater than projected, principally due to increased earnings on investments and the enhancement of Commonwealth's escheat program. In addition, as part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted.

      Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2% over fiscal year 2003 reserves. Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds have stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

      Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5% from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003.

      GAAP financial information is not yet available for fiscal year 2004.

      As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50% of total costs in the aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years.

      Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of 2004.

Fiscal 2005 Budget

      The adopted budget for fiscal year 2005 is based on an estimated 4.5% increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues are projected to increase 3.8% over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. The tax revenue component of Commonwealth


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receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, is expected to rise $1,342.1 million or 6.1% over fiscal year 2004 actual receipts. Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

      Receipts of Commonwealth non-tax revenues are expected to return to historic levels of approximately $478.4 million in fiscal year 2005, a reduction of $303.6 million from fiscal year 2004 actual receipts.

      The fiscal year 2005 estimate for Commonwealth revenues as estimated in June 2004 was based upon an economic forecast for national real gross domestic product to grow at a 4.1% rate from the second quarter 2004 to the second quarter 2005. The forecast anticipates that economic growth will continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels will continue to improve moderately. Trends in the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.

      The enacted fiscal year 2005 budget provides $22,876.1 million of appropriations from Commonwealth revenues, an increase of 4.5% from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004. In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The enacted budget also includes $673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds. This amount is a decrease of 8.8% from the $738.7 million in intergovernmental transfer proceeds utilized during fiscal year 2004.

      On December 14, 2004, the Pennsylvania Secretary of Budget and Administration delivered the mid-year 2004-2005 budget update to legislative leaders. In his briefing, the Budget Secretary outlined the challenges that lie ahead for the Commonwealth in the remainder of this fiscal year and in the 2005-2006 fiscal year. He noted that balancing state budgets is very difficult right now, because the two biggest things that states fund are education and health care. He also noted that Pre-K-12 and higher education account for 43% of General Fund expenditures in the current fiscal year, with Medical Assistance and other welfare spending accounting for another 33% of General Fund expenditures, and further stated that the 2003-04 and 2004-05 General Fund budgets would have been in deficit if the Commonwealth had not received emergency federal "fiscal-relief" funding in both of those years.

      According to a Pennsylvania Department of Revenue press release dated February 1, 2005, the state collected $2.1 billion in General Fund revenues in January 2005, $8.9 million, or .4% more than anticipated. Fiscal year-to-date General Fund collections total $12.5 billion, which is $261.1 million, or 2.1%, above estimate.

Other Information

      Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

      Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1994 through 2003, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. Since 2001, Pennsylvania's annual average was at or below the average for both the Middle Atlantic Region and the United States. Pennsylvania's seasonally adjusted unemployment rate rose to 5.6% in December 2004, up 0.2 of a percentage point from November. The average unemployment rate for the state in 2004 was 5.4%. Pennsylvania's unemployment rate was slightly above the national rate of 5.4% in December.

      Nonagricultural employment in Pennsylvania over the ten-year period that ended in 2003 increased at an annual rate of 1.0%. This compares to a 1.2% rate for the Middle Atlantic region and a 1.5% rate for the United States as a whole during the period 1993 through 2002.


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      The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2004, the Commonwealth had $6,892.6 million of general obligation debt outstanding.

      Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

      The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

      Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

      The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 7, 2004.

      No further bonds are to be issued by PICA for the purpose of either financing capital projects or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $770.7 million in Special Revenue bonds outstanding as of June 30, 2004.

      There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.


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                                  APPENDIX D

                            Proxy Voting Procedures



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Sentinel Advisors Company.............................                     83
Invesco Global Asset Management (N.A.), Inc...........                     87
Evergreen Investment Management Company...............                     93





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                          NL Capital Management, Inc.

                           Sentinel Advisors Company

                    Proxy Voting Philosophy and Procedures

                           Revised February 15, 2005

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by NL Capital Management, Inc. and its subsidiary, Sentinel Advisors Company (collectively, "the Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

NL CAPITAL MANAGEMENT AND SENTINEL ADVISORS COMPANY PROXY VOTING PHILOSOPHY
---------------------------------------------------------------------------

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility
------------------------

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.

Using Management Guidance
-------------------------

The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of NLIC and its policyholders, SGF shareholders, NLCM clients, and NL SAII participants and beneficiaries, votes will be cast in accordance with management recommendations. . Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.

Policy on Board of Directors
----------------------------

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee
-------------------------

The Company believes that audit committees should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.


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Policy on Proxy Contest Defenses/Anti-takeover Measures
-------------------------------------------------------

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

o     Classification of the Board of Directors

o     Shareholder rights plans (poison pills)

o     Greenmail

o     Supermajority rules to approve mergers or amend charter or bylaws

o Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:

o     Rescind or prohibit any of the above-anti-takeover measures

o     Annual voting of directors; repeal classified boards

o     Adoption of confidential voting

o     Adoption of cumulative voting

o     Redeem shareholder rights plans

o Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
---------------------------

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
---------------------------------------------

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price,
(3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while


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providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings
----------------------------------------------

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues
-------------------------------

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Example of such proposals include requests that a company:

o     allow shareholder control of corporate charitable contributions

o     exit the nuclear power business

o     adopt the MacBride Principles

o     adopt the Valdez Principles

o     stop doing business with the US Department of Defense

o     stop using animals for product testing

o     make donations to a pro-life or pro-choice advocate

o     stop donations to a pro-life or pro-choice advocate

o     move its annual meeting to a town with better public transportation

While The Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

PROXY VOTING PROCEDURES
-----------------------

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

o Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).

o Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.


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o     Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.

o Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).

o After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.










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


                                    INVESCO

                             PROXY VOTING POLICIES

                                      AND

                                  PROCEDURES

February 1, 2003

GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.


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


In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO


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


(or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

The Proxy Manager will:

o     Vote proxies;

o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

o If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

Corporate Governance

      INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.


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


INVESCO will generally vote FOR

o     Annual election of directors

o     Appointment of auditors

o Indemnification of management or directors or both against negligent or unreasonable action

o     Confidentiality of voting

o     Equal access to proxy statements

o     Cumulative voting

o     Declassification of Boards

o     Majority of Independent Directors

INVESCO will generally vote AGAINST

o Removal of directors from office only for cause or by a supermajority vote

o     "Sweeteners" to attract support for proposals

o     Unequal voting rights proposals ("superstock")

o     Staggered or classified election of directors

o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

o     Proposals to vote unmarked proxies in favor of management

o     Proposals to eliminate existing pre-emptive rights

Takeover Defense and Related Actions

      INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR

o     Fair price provisions

o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

o     Proposals to eliminate greenmail provisions

o     Proposals to eliminate poison pill provisions


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


o     Proposals to re-evaluate or eliminate in-place "shark repellents"

INVESCO will generally vote AGAINST

o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

o Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval

Compensation Plans

      INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR

o     Stock option plans and/or stock appreciation right plans

o Profit incentive plans provided the option is priced at 100% fair market value

o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

o     Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST

o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

o Proposals that fail to link executive compensation to management performance

o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

o     Adoption of a stock purchase plan at less than 85% of fair market value

      Capital Structure, Classes of Stock and Recapitalization INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR

o     Proposals to reincorporate or reorganize into a holding company

o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST

o     Proposals designed to discourage mergers and acquisitions in advance

o Proposals to change state of incorporation to a state less favorable to shareholders' interests

o     Reincorporating in another state to implement anti-takeover measures

      Social Responsibility INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR

o     International Labor Organization Principles

o     Resolutions seeking Basic Labor Protections and Equal Employment
      Opportunity

o     Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.


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Proxy Voting
Evergreen Investments Management Company LLC (February 15, 2005)


Proxy Voting Policies and Procedures Summary
Statement of Principles


Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.


Corporate Governance Committee


Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.


Share Blocking


EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.


Conflicts of Interest


Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.


In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.


If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.


Concise Domestic Proxy Voting Guidelines


The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2005.


1. Auditors


Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:


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/_/   Tenure of the audit firm

/_/ Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

/_/   Length of the rotation period advocated in the proposal

/_/   Significant audit-related issues

/_/   Number of audit committee meetings held each year

/_/   Number of financial experts serving on the committee


2. Board of Directors


Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

   o Insiders and affiliated outsiders on boards that are not at least majority independent


   o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies


   o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption


   o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)


   o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.


Vote FOR proposals to repeal classified boards and to elect all directors annually.


Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.


Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets definition of independence.


Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.


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


3. Shareholder Rights


Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


Vote FOR proposals to allow or make easier shareholder action by written consent.


Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.


Vote FOR proposals to lower supermajority vote requirements.


Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.


Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.



Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.



4. Proxy Contests


Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. We also recommend voting for reimbursing proxy solicitation expenses.


5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings


Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.



7. Reincorporation Proposals


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.



8. Capital Structure


Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE.


Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.



Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.



Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

   o It is intended for financing purposes with minimal or no dilution to current shareholders


   o It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

A quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

   o The plan expressly permits repricing of underwater options without shareholder approval; or


   o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on


   o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.


Director Compensation
Before recommending a vote FOR a director equity plan, a review will be made of the company's proxy statement for the following qualitative features:

   o Stock ownership guidelines (a minimum of three times the annual cash retainer)

   o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

   o  Balanced mix between cash and equity

   o Non-employee directors should not receive retirement benefits/perquisites

   o  Detailed disclosure of cash and equity compensation for each director


Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

   o  Historic trading patterns

   o  Rationale for the repricing

   o  Value-for-value exchange

   o  Option vesting

   o  Term of the option

   o  Exercise price

   o  Participation

   o  Treatment of surrendered options



Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

   o  Purchase price is at least 85 percent of fair market value

   o  Offering period is 27 months or less, and

   o Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.


Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

   o  Broad-based participation

   o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

   o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

   o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.


Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

   o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

   o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

   o  FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

   o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

   o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.



      Concise Global Proxy Voting Guidelines

      Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

      Financial Results/Director and Auditor Reports

      Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

      Appointment of Auditors and Auditor Compensation

      Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o  the auditors are being changed without explanation; or

         o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

      Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
      ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

      Appointment of Internal Statutory Auditors
      Vote FOR the appointment or reelection of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

      Allocation of Income
      Vote FOR approval of the allocation of income, unless:

         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o  the payout is excessive given the company's financial position.

      Stock (Scrip) Dividend Alternative

      Vote FOR most stock (scrip) dividend proposals.

      Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

      Amendments to Articles of Association
      Vote amendments to the articles of association on a CASE-BY-CASE basis.

      Change in Company Fiscal Term
      Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

      Lower Disclosure Threshold for Stock Ownership
      Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

      Amend Quorum Requirements
      Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

      Transact Other Business
      Vote AGAINST other business when it appears as a voting item.

      Director Elections
      Vote FOR management nominees in the election of directors, unless:

         o  Adequate disclosure has not been met in a timely fashion;

         o There are clear concerns over questionable finances or restatements;

         o There have been questionable transactions with conflicts of interest;

         o There are any records of abuses against minority shareholder interests; and

         o The board fails to meet minimum corporate governance standards.

      Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

      Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

      Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

      Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

      Director Compensation
      Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

      Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

      Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

      Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

      Discharge of Board and Management
      Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o legal action is being taken against the board by other shareholders.

      Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

      Director, Officer, and Auditor Indemnification and Liability Provisions Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

      Vote AGAINST proposals to indemnify auditors.

      Board Structure
      Vote FOR proposals to fix board size.

      Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

      Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

      Share Issuance Requests

      General Issuances:
      Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

      Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

      Specific Issuances:

      Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

      Increases in Authorized Capital

      Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

      Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

      Vote AGAINST proposals to adopt unlimited capital authorizations.

      Reduction of Capital

      Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

      Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

      Capital Structures
      Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

      Preferred Stock
      Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests. Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

      Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

      Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

      Debt Issuance Requests

      Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

      Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

      Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

      Pledging of Assets for Debt
      Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

      Increase in Borrowing Powers
      Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

      Share Repurchase Plans:
      Vote FOR share repurchase plans, unless:

         o  clear evidence of past abuse of the authority is available; or

         o  the plan contains no safeguards against selective buybacks.

      Reissuance of Shares Repurchased:
      Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

      Capitalization of Reserves for Bonus Issues/Increase In Par Value:
      Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

      Reorganizations/Restructurings:
      Vote reorganizations and restructurings on a CASE-BY-CASE basis.

      Mergers and Acquisitions:
      Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

      Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

      ABSTAIN if there is insufficient information available to make an informed voting decision.

      Mandatory Takeover Bid Waivers:
      Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

      Reincorporation Proposals:
      Vote reincorporation proposals on a CASE-BY-CASE basis.

      Expansion of Business Activities:
      Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

      Related-Party Transactions:
      Vote related-party transactions on a CASE-BY-CASE basis.

      Compensation Plans:
      Vote compensation plans on a CASE-BY-CASE basis.

      Antitakeover Mechanisms:
      Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

      Shareholder Proposals:
      Vote all shareholder proposals on a CASE-BY-CASE basis.

      Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

      Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    Part C

                               Other Information



Item 22.  Exhibits

          (a) Amended and Restated Declaration of Trust of the Registrant. (1)
          (b) Code of Regulations of the Registrant, as amended to date. (1)
          (c) Portions of the Declaration of Trust and the Code of Regulations of the Registrant defining the rights of holders of shares of the Registrant.(2)
          (d) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"). (1)
          (e)  (1) Form of Dealer Agreement. (1)
               (2) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"). (1)
          (f)  None.
          (g)  Custody Agreement.(1)
          (h) Fund Services Agreement between the Registrant and Sentinel Administrative Service Company.(1)
          (i)  Opinion of Brown & Wood, LLP, Counsel to the Registrant (1).
          (j) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant.
          (k)(1) Financial Statements included in Part A:
                        - Selected Per Share Data and Ratios for the five
                          years ended November 30, 2004*

             (2) Financial Statements incorporated by reference in Part B:
                        - Selected Per Share Data and Ratios for the five
                          years ended November 30, 2004*
                        - Statement of Assets and Liabilities at November 30,
                          2004*
                        - Statement of Operations for the year ended November
                          30, 2004*
                        - Statement of Changes in Net Assets for the years
                          ended November 30, 2003 and 2004
                        - Notes to Financial Statements*
                        - Report of Independent Registered Public Accounting
                          Firm*


          (l)  None.

          (m)(1) Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.
               (2) Form of Dealer Agreement. (1)

          (n)  None.

          (p) (1) Code of Ethics of the Registrant, as amended through February 12, 2002.(4)
               (2) Code of Ethics of Advisor, as amended through February 12, 2002.(4)
               (3) Code of Ethics of Distributor.(3)


______________
(1) Refiled with Post-Effective Amendment No. 19 to the Registration Statement, filed on March 30, 2000, pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) Requirements.
(2) Incorporated by reference to Articles III, IV, V, VIII, X and XI of the Registrant's Declaration of Trust, previously filed as Exhibit 1 to the Registration Statement; and to Articles II, III, V and VI of the Registrant's Code of Regulations originally filed on March 30, 1994 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement. Refiled with this Post-Effective Amendment No. 19 pursuant to Electronic Data Gathering

     Analysis and Retrieval (EDGAR) Requirements.
(3) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed on January 25, 2001.
(4) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed on March 29, 2002.

* Incorporated by reference to the Registrant's 2004 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 2004 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").



Item 23.  Persons Controlled by or under Common Control with the Registrant
          -----------------------------------------------------------------


          None.


Item 24.  Indemnification
          ---------------

          Article X, Section 2 of the Registrant's Declaration of Trust, incorporated by reference to Exhibit 1 hereto, provides for the indemnification of the Registrant's trustees and officers.


          The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Trustee" (as defined in each Indemnification Agreement), if he is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Trustees for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable trustee or on his behalf in connection with a Proceeding, to the maximum extent permitted by Delaware law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 3817 of the Delaware Statutory Trust Act. The Registrant also shall indemnify a Disinterested Trustee for and against all expenses actually and reasonably incurred by such Disinterested Trustee or on his behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee. Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Trustee for insider trading or disgorgement of profits by such Disinterested Trustee pursuant to Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Trustee otherwise would be subject by reason of such Disinterested Trustee having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).


          In no event will the Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her bad faith, willful misfeasance, gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office arising under his or her agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act"), and Release No. 11330 under the 1940 Act in connection with any indemnification.

          Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

          Trustees and officers of the Registrant are also covered by an errors and omissions insurance policy with maximum coverage of $15,000,000.

Item 25.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------


          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          -----------------------
          Sentinel Management Co. - Managing General Partner
          National Retirement Plan Advisors, Inc. - General Partner Providentmutual Management Co., Inc. - General Partner
          HTK of Delaware, Inc. - General Partner


          Officers of the Advisor
          -----------------------


          Christian W. Thwaites, President and Chief Executive Officer

          Thomas H. Brownell, Senior Vice President

          David M. Brownlee, Senior Vice President

          Robert L. Lee, Senior Vice President

          Daniel J. Manion, Senior Vice President

          Charles C. Schwartz, Senior Vice President

          Kenneth J. Hart, Vice President

          Bruce R. Bottamini, Vice President

          Joseph A. Feeney, Vice President

          Dean R. Howe, Vice President

          Daniel E. Gass, Vice President

          Peter W. Lert, Vice President

          Betsy Pecor, Vice President

          James K. McQueston, Secretary

          Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, NL Capital Management, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.



Item 26.  Principal Underwriters


     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Group Funds, Inc.

     (b) As to each officer of SFSC:

                                                            Positions and
Name and Principal          Positions and Offices            Offices with
Business Address                 with SFSC                  the Registrant
------------------          ---------------------           --------------


Christian W. Thwaites  Chief Executive Officer              None

Paul R. Catalogne      President & Chief                    None
                       Marketing Officer


John M. Grab, Jr.      Senior Vice President and            Vice President
                       Chief Financial Officer

Steven M. Scrimgeour   Vice President                       None

Gregory D. Tesse       Vice President - Compliance          None

Sharon E. Bernard      Treasurer                            None

James K. McQueston     Secretary                            None


     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c) Not applicable.



Item 27.  Location of Accounts and Records
          --------------------------------


          The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder:

   (a)    Sentinel Administrative Service Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

   (b)    Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)

          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

   (c)    Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont  05604
          Rule 31a-1(d)
          Rule 31a-2(c)



Item 28.  Management Services
          -------------------


                  Not applicable.



Item 29.  Undertakings
          ------------


                  Not applicable.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 9th day of March, 2005.



                                          SENTINEL PENNSYLVANIA TAX-FREE TRUST
                                                   (Registrant)



                                          By:  /s/ Thomas H. MacLeay
                                                   ------------------
                                                   Thomas H. MacLeay
                                                   Chairman & Chief Executive
                                                   Officer



     As required by the Securities Act, this Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                        Title                            Date
---------                        -----                            ----


/s/Thomas H. MacLeay             Chairman                       March 9, 2005
---------------------------      (Chief Executive Officer)
Thomas H. MacLeay


John D. Feerick*                 Trustee
---------------------------
John D. Feerick

Richard J. Johannesen, Jr.*      Trustee
---------------------------
Richard J. Johannesen, Jr.

Keniston P. Merrill*             Trustee
---------------------------
Keniston P. Merrill

Deborah G. Miller*               Trustee
---------------------------
Deborah G. Miller

Signature                        Title                            Date
---------                        -----                            ----


John Raisian*                    Trustee
---------------------------
John Raisian

Nancy L. Rose*                   Trustee
---------------------------
Nancy L. Rose

----------------------------     Trustee
Richard H. Showalter, Jr.

Susan M. Sterne*                 Trustee
---------------------------
Susan M. Sterne

Angela E. Vallot*                Trustee
---------------------------
Angela E. Vallot


/s/ John M. Grab, Jr.            Vice President and Chief     March 9, 2005
---------------------------      Financial Officer
John M. Grab, Jr.                (Principal Financial and
                                 Accounting Officer)

 *By /s/ Thomas H. MacLeay                                    March 9, 2005
  -------------------------
     Thomas H. MacLeay
     Attorney-in-Fact

                                 Exhibit Index
                                 -------------

     Exhibit Number
     --------------


           (j) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant